                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4279

                           Advantus Series Fund, Inc.
               (Exact name of registrant as specified in charter)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
               (Address of principal executive offices) (Zip code)

                              Eric J. Bentley, Esq.
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and address of agent for service)

               Registrant's telephone number, including area code:
                                 (651) 665-3500

                      Date of fiscal year end: December 31
                     Date of reporting period: June 30, 2005


ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

[GRAPHIC]

ADVANTUS(TM) SERIES FUND, INC.

JUNE 30, 2005

EQUITIES
INDEX 400 MID-CAP PORTFOLIO
INDEX 500 PORTFOLIO
REAL ESTATE SECURITIES PORTFOLIO

FIXED INCOME
INTERNATIONAL BOND PORTFOLIO
BOND PORTFOLIO
MORTGAGE SECURITIES PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

MONEY MARKET
MONEY MARKET PORTFOLIO


MINNESOTA LIFE

VARIABLE LIFE INSURANCE*
VARIABLE ADJUSTABLE LIFE
VARIABLE ADJUSTABLE LIFE-SECOND DEATH
VARIABLE ADJUSTABLE LIFE-HORIZON
VARIABLE ADJUSTABLE LIFE-SUMMIT
VARIABLE ADJUSTABLE LIFE-SURVIVOR

VARIABLE ANNUITIES*
MULTIOPTION(R) ADVISOR B, C, L
MULTIOPTION(R) ACHIEVER
MULTIOPTION(R) CLASSIC
MULTIOPTION(R) SELECT
MULTIOPTION(R) SINGLE
MULTIOPTION(R) FLEXIBLE
MEGANNUITY
UNIVERSITY OF MINNESOTA MULTIOPTION(R) ANNUITY
ADJUSTABLE INCOME ANNUITY(TM)
FLEXANNUITY PLUS
INVESTANNUITY PLUS
INDIVIDUAL ACCUMULATION ANNUITY
GROUP ACCUMULATION ANNUITY

GROUP VARIABLE LIFE*
VARIABLE GROUP UNIVERSAL LIFE

SEMI-ANNUAL REPORT
ADVANTUS SERIES FUND, INC.

OFFERED IN MINNESOTA LIFE VARIABLE PRODUCTS


*SECURITIES OFFERED THROUGH SECURIAN FINANCIAL SERVICES, INC.
MEMBER NASD/SIPC

                 (This page has been left blank intentionally.)

TABLE OF CONTENTS

                                                                                                           PAGE NO.
HOW TO USE THIS REPORT                                                                                            1
PORTFOLIO TOTAL RETURN                                                                                            2
PRESIDENT'S LETTER                                                                                                3
PORTFOLIO MANAGER REVIEWS
     Bond Portfolio                                                                                               4
     Money Market Portfolio                                                                                       8
     Mortgage Securities Portfolio                                                                               10
     Index 500 Portfolio                                                                                         12
     Maturing Government Bond 2006 Portfolio                                                                     14
     Maturing Government Bond 2010 Portfolio                                                                     14
     International Bond Portfolio                                                                                18
     Index 400 Mid-Cap Portfolio                                                                                 22
     Real Estate Securities Portfolio                                                                            24
INVESTMENTS IN SECURITIES
     Bond Portfolio                                                                                              27
     Money Market Portfolio                                                                                      36
     Mortgage Securities Portfolio                                                                               39
     Index 500 Portfolio                                                                                         46
     Maturing Government Bond 2006 Portfolio                                                                     58
     Maturing Government Bond 2010 Portfolio                                                                     59
     International Bond Portfolio                                                                                60
     Index 400 Mid-Cap Portfolio                                                                                 64
     Real Estate Securities Portfolio                                                                            75
FINANCIAL STATEMENTS
     Statements of Assets and Liabilities                                                                        78
     Statements of Operations                                                                                    80
     Statements of Changes in Net Assets                                                                         82
     Notes to Financial Statements                                                                               86
FUND EXPENSE EXAMPLES                                                                                           101
PROXY VOTING AND QUARTERLY HOLDINGS INFORMATION                                                                 103
STATEMENT REGARDING BASIS FOR APPROVAL OF ADVISORY CONTRACTS                                                    104
DIRECTORS AND EXECUTIVE OFFICERS                                                                                109

                           ADVANTUS SERIES FUND, INC.


PROSPECTUS SUPPLEMENT DATED MAY 25, 2005 TO THE PROSPECTUS DATED APRIL 29, 2005

The portfolio manager information for the Real Estate Securities Portfolio which appears under the heading "Portfolio Managers" in the Prospectus is amended to read as follows:

                         PORTFOLIO MANAGER   PRIMARY PORTFOLIO   BUSINESS EXPERIENCE DURING
     PORTFOLIO               AND TITLE         MANAGER SINCE          PAST FIVE YEARS
     Real Estate         Joseph R. Betlej    May 1, 1998         Vice President and Portfolio
     Securities          Portfolio Manager                       Manager, Advantus Capital

Investors should retain this supplement for future reference.
F63031 5-2005

                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 27.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not incur investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Securian Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

[CHART]

                  PERIOD FROM JANUARY 1, 2005 TO JUNE 30, 2005

                                 PERCENTAGE OF RETURN
Bond                                     2.5%
Money Market                             0.9%
Mortgage Securities                      2.5%
Index 500                               -1.0%
MGB 2006                                -0.3%
MGB 2010                                 2.1%
International Bond                      -5.8%
Index 400 Mid-Cap                        3.7%
Real Estate Securities                   5.4%

Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews contained within the prospectus for information regarding the standardized performance for 1, 5 and 10 years.

Letter from the President

[PHOTO OF DIANNE ORBISON]

Dear Shareholder:

Second quarter 2005 was characterized by modest growth and mild inflation, a continuation of the steady but sideways economic environment that we have been experiencing for the past several quarters. In the first half of 2005, business spending made a greater contribution to the growth of the economy than in 2004.

Job growth continues to fluctuate from month to month, although it remains on a positive path. A relatively low unemployment rate of 5.1 percent and moderate job growth allowed the stability of the current economy to continue.

The overall rate of inflation has been slowly creeping up, driven by increases in oil and gas prices among other factors. Steady productivity gains of between
1.50 and 2.0 percent continue to mitigate the impact of wage increases.

The Federal Reserve raised rates in the last week of the second quarter to 3.25 percent. With this increase, the Fed continues to view the level of short rates as accommodative, suggesting that additional rate hikes totaling 25 to 50 basis points are in store.

The S&P 500 increased by around 1 percent in the second quarter with the NASDAQ up approximately 3.0 percent. Stock returns have been held back by a slightly more pessimistic business mood, concerns that rising interest rates could slow growth and the high price of oil.

With less concern about a recession, fixed income spread widening has moderated, with a positive impact on performance. The issuance of corporate bonds below industry norms and strong overseas demand for U.S. bonds are contributing to positive technicals.

Demand for residential mortgage-backed securities (MBS) remains strong, despite a refinancing wave fueled by a reduction in mortgage rates in the second quarter. While talk about the threat of a regional bust in the residential real estate market continues, it has had and will likely continue to have a limited impact on the MBS market.

Overall, the commercial real estate market is benefiting from the strength in the economy, low inflation and modest job growth. The hotel sector produced the strongest results in the past quarter yielding double-digit returns in response to better operating margins driven by room rate increases.

The prospects for investors are encouraging for the second half of 2005. Driven by slowly rising interest rates, we expect overall stock market returns for 2005 to be similar to those achieved in 2004. We also expect fixed income returns to be positive over the year, with most of this gain coming from coupon income rather than price appreciation. Returns from the real estate market are expected to continue to be strong, fueled by relatively low mortgage rates and a positive labor market.

For information about specific investment strategies, contact your financial advisor. Sincerely,

/s/ Dianne Orbison

Dianne Orbison
President, Advantus Series Fund, Inc.

Bond Portfolio

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

For the six-month period ended June 30, 2005, the portfolio provided a return of 2.54 percent*, slightly outperforming the Lehman Brothers Aggregate Bond Index**, which returned 2.51 percent.

WHAT HELPED THE PORTFOLIO OUTPERFORM ITS BENCHMARK INDEX DURING THE PERIOD?

Security selection was the main driver of performance for the portfolio. Additionally, the portfolio was overweight in commercial mortgage-backed securities and asset-backed securities and both of these sectors outperformed in the portfolio compared to the index. Also, the portfolio maintained a curve flattening position and, indeed, the yield curve flattened substantially over the period.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?

Longer-term interest rates fell while very short-term rates rose with the increases in the Federal Funds Rate. The 10-year Treasury fell by 31 basis points (0.31 percent) and the two-year rate rose by 57 basis points (0.57 percent). The continued flattening of the yield curve spurred debate about a slowing economy, speculation about an oncoming recession and a turn in the credit cycle. The major change in the corporate sector was the downgrade of General Motors (GM) to BB+ by Standard & Poor's and Fitch, and the downgrade of Ford to BB+ by Standard and Poor's. GM will no longer be a part of the investment grade corporate bond index and Ford is teetering on the edge of elimination. For the period, spread changes (in basis points) and performance versus the benchmark (in percentages) were as follows for the investment grade sectors: mortgage-backed securities (+12 basis points/0.13 percent), corporates (+12 basis points/-1.06 percent), commercial mortgage-backed securities (-4 basis points/0.32 percent), asset-backed securities (-2 basis points/0.31 percent) and agencies (-3 basis points/0.28 percent).

WHAT STRATEGIES AND TECHNIQUES DID YOU EMPLOY THAT SPECIFICALLY AFFECTED THE PORTFOLIO'S PERFORMANCE?

Significant portfolio changes over the period included an increase in mortgage-backed securities (MBS)/collateralized mortgage obligations (CMO) securities within the portfolio and increased trading in corporate bonds. Spreads narrowed on corporate bonds about midway through the first half of the year prompting us to take profits on corporate securities that had narrowed in spread. Subsequently, spreads weakened across the market, spurred by the GM downgrades, giving us the opportunity to add to corporate holdings as the bonds of good companies became cheaper. As a result of these changes, the portfolio's corporate holdings increased by 1 percent. We also took advantage of the widening in MBS option-adjusted spreads, which increased from a low of 24 basis points to 36 basis points. We increased the portfolio's MBS/CMO position by 4.5 percent on this cheapening, reducing the portfolio's position in Treasuries.

We have given up on our expectation that long-term interest rates will rise in the near term. Although long-term interest rates look low for the current environment of growth and inflation expectations, too many new variables appear to render these measures temporarily useless.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD]

[PHOTO OF TOM HOUGHTON]

[PHOTO OF DAVID LAND]

CHRIS SEBALD, CFA, TOM HOUGHTON AND DAVID LAND, CFA PORTFOLIO MANAGERS

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests primarily in long-term, fixed income, high quality debt instruments.

WHAT INDUSTRIES OR SECTORS DID YOU EMPHASIZE DURING THE PERIOD, AND WHAT LOOKS ATTRACTIVE TO YOU GOING FORWARD?

We remain cautious on the spread sectors and believe we are at or close to a maximum allocation to credit positions given the current spread levels and potential for risk. We expect spread in corporate bonds, commercial mortgage-backed securities and asset-backed securities to narrow slightly from this level, but the movement is unlikely to be smooth. The credit cycle is maturing and corporate bonds are likely to come under pressure due to management's actions to please shareholders. We will likely require further cheapening (spread widening) to increase holdings in credit related positions in the portfolio. And while the MBS market clearly offers more value at the current wider spread levels, the technical situation for MBS should continue to wane, as rising short rates will crimp their attractiveness to traditional carry investors.

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

PLEASE NOTE THE SECURITIES ISSUED BY CERTAIN U.S. GOVERNMENT-SPONSORED ENTITIES, INCLUDING THE FEDERAL HOME LOAN MORTGAGE CORPORATION ("FREDDIE MAC"), THE FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FANNIE MAE') AND THE FEDERAL HOME LOAN BANKS ("FHLBs") ARE NOT FUNDED BY CONGRESSIONAL APPROPRIATIONS AND THE DEBT AND MORTGAGE-BACKED SECURITIES ISSUED BY THEM ARE NEITHER GUARANTEED NOR INSURED BY THE UNITED STATES GOVERNMENT.

TEN LARGEST BOND HOLDINGS***

                                                              MARKET      % OF BOND
SECURITY DESCRIPTION                                          VALUE       PORTFOLIO
--------------------                                       -------------  ---------
Federal National Mortgage
Association--5.500%, 04/01/34                              $   8,184,648        2.6%
Federal National Mortgage
Association--5.500%, 07/01/34                                  8,036,563        2.5%
Federal Home Loan Mortgage
Corporation--5.500%, 05/01/34                                  6,960,529        2.2%
U.S. Treasury Bond--2.50%, 10/31/06                            6,062,553        1.9%
U.S. Treasury Bond--5.375%, 02/15/31                           6,053,400        1.9%
Federal Home Loan Mortgage
Corporation--5.500%, 07/01/35                                  5,012,994        1.6%
U.S. Treasury Note--4.250%, 11/15/14                           4,677,290        1.5%
Federal National Mortgage
Association--5.500%, 04/01/33                                  4,316,171        1.4%
Federal National Mortgage
Association--5.500%, 03/01/34                                  4,118,626        1.3%
Federal National Mortgage
Association--6.000%, 03/01/33                                  4,115,366        1.3%
                                                           -------------       ----
                                                           $  57,538,140       18.2%
                                                           =============       ====

[CHART]

               ASSET QUALITY (SHOWN AS A PERCENT OF NET ASSETS)***

U.S. Treasury                            6.5%
U.S. Government Agencies                35.0%
AAA Rated                                9.2%
AA Rated                                12.6%
A Rated                                  8.3%
BBB Rated                               24.1%
BB Rated                                 2.2%
Preferred Stock                          1.0%
Cash and Other Assets/Liabilities        1.1%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
              A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
          LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

                              LEHMAN AGGREGATE
             BOND PORTFOLIO      BOND INDEX        CPI
6/30/95         $ 10.000         $ 10.000        $ 10.000
12/31/95        $ 10.689         $ 10.631        $ 10.066
12/31/96        $ 11.006         $ 11.017        $ 10.400
12/31/97        $ 12.043         $ 12.080        $ 10.577
12/31/98        $ 12.775         $ 13.130        $ 10.748
12/31/99        $ 12.426         $ 13.022        $ 11.036
12/31/2000      $ 13.724         $ 14.536        $ 11.410
12/31/2001      $ 14.808         $ 15.763        $ 11.587
12/31/2002      $ 16.363         $ 17.380        $ 11.862
12/31/2003      $ 17.238         $ 18.093        $ 12.085
12/31/2004      $ 18.096         $ 18.878        $ 12.479
6/30/2005       $ 18.556         $ 19.353        $ 12.754

AVERAGE ANNUAL TOTAL RETURN:

One year        7.31%
Five year       7.73%
Ten year        6.38%

On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1995 through June 30, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

***Composition is as of June 30, 2005.

                 (This page has been left blank intentionally.)

Money Market Portfolio

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

For the six-month period ended June 30, 2005, the portfolio provided a return of
0.94 percent.* The portfolio's benchmark, the Lehman 3-Month Treasury Bill Index, returned 1.28 percent.

WHAT CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?

The portfolio's underperformance is largely attributable to fund expenses, which are not borne by the benchmark. The portfolio stuck to its strategy of investing primarily in high-quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 by Moody's). This strategy continues to offer an incremental yield advantage relative to Treasury bills and remains a sound alternative for investors seeking a high degree of safety and liquidity. The portfolio's holdings continue to be well diversified over a variety of stable industries and companies.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?

Rates in the short end rose as the Fed continued to raise the Fed Funds rate. The yield on the 3-month Treasury bill increased 35 basis points (0.35 percent) to 3.12 percent, noticeably lagging the increase in the Fed Funds rate. Yields offered in the commercial paper market climbed as well, practically mirroring the rise in the Fed Funds rate in the short end of the curve (less than 30 days), but lagging somewhat in the longer end of the commercial paper curve.

WHAT STRATEGIES AND TECHNIQUES DID YOU EMPLOY THAT SPECIFICALLY AFFECTED THE PORTFOLIO'S PERFORMANCE?

The Fed has been signaling for well over a year that it will continue to raise the Fed Funds rate at a measured pace for the foreseeable future. We have been keeping the average days to maturity in the fund relatively short to take advantage of higher rates as our holdings mature.

WHAT INDUSTRIES OR SECTORS DID YOU EMPHASIZE DURING THE PERIOD, AND WHAT LOOKS ATTRACTIVE TO YOU GOING FORWARD?

We plan on keeping the portfolio's holdings well diversified over a variety of stable industries and companies. We continue to search for additional high quality issuers of commercial paper across all sectors, but particularly in the industrial sector.

THE OPINION EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

PLEASE NOTE THE SECURITIES ISSUED BY CERTAIN U.S. GOVERNMENT-SPONSORED ENTITIES, INCLUDING THE FEDERAL HOME LOAN MORTGAGE CORPORATION ("FREDDIE MAC"), THE FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FANNIE MAE') AND THE FEDERAL HOME LOAN BANKS ("FHLBs") ARE NOT FUNDED BY CONGRESSIONAL APPROPRIATIONS AND THE DEBT AND MORTGAGE-BACKED SECURITIES ISSUED BY THEM ARE NEITHER GUARANTEED NOR INSURED BY THE UNITED STATES GOVERNMENT.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF TOM HOUGHTON]

TOM HOUGHTON PORTFOLIO MANAGER

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

[CHART]

AVERAGE DAYS TO MATURITY

       NUMBER OF DAYS
Jan          62
Jan          56
Jan          62
Jan          62
Feb          60
Feb          58
Feb          57
Feb          54
Mar          51
Mar          49
Mar          49
Mar          48
Apr          45
Apr          44
Apr          44
Apr          43
Apr          42
May          43
May          42
May          42
May          41
Jun          40
Jun          40
Jun          39
Jun          36
Jun          36

[CHART]

SEVEN-DAY COMPOUND YIELD*

        PERCENTAGE
Jan        1.7%
Jan        1.7%
Jan        1.7%
Jan        1.7%
Feb        1.8%
Feb        1.7%
Feb        1.5%
Feb        1.6%
Mar        1.6%
Mar        1.6%
Mar        1.6%
Mar        1.7%
Apr        1.7%
Apr        1.8%
Apr        2.1%
Apr        2.1%
Apr        2.1%
May        2.1%
May        2.2%
May        2.2%
May        2.2%
Jun        2.3%
Jun        2.3%
Jun        2.3%
Jun        2.3%
Jun        2.4%

The yield quotation more closely represents the current earnings of the Money Market Portfolio than the total return quotation.

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Mortgage Securities Portfolio

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

For the six-month period ended June 30, 2005, the portfolio provided a return of
2.52 percent*, outperforming the Lehman Brothers Mortgage Backed Securities Index**, which returned 2.15 percent.

WHAT HELPED THE PORTFOLIO OUTPERFORM ITS BENCHMARK INDEX DURING THE PERIOD?

Security selection and an overweight in commercial mortgage-backed securities and asset-backed securities were the main drivers of the portfolio's outperformance. Both of these sectors outperformed in the portfolio compared to the index.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?

Longer-term interest rates fell while very short-term rates rose with the increases in the Federal Funds Rate. The 10-year Treasury fell by 31 basis points (0.31 percent) and the two-year rate rose by 57 basis points (0.57 percent). A major change for the mortgage market was the increased supply of 30-year fixed rate mortgages. The increase in supply pushed spreads wider. For the period, spread changes (in basis points) and performance versus the benchmark (in percentages) were as follows for the investment grade sectors: mortgage-backed securities (+12 basis points/0.13 percent), corporates (+12 basis points/-1.06 percent), commercial mortgage-backed securities (-4 basis points/0.32 percent), asset-backed securities (-2 basis points/0.31 percent) and agencies (-3 basis points/0.28 percent).

WHAT STRATEGIES AND TECHNIQUES DID YOU EMPLOY THAT SPECIFICALLY AFFECTED THE PORTFOLIO'S PERFORMANCE?

Allocations to asset-backed securities (ABS)/collateralized mortgage obligations
(CMO) increased over the period, albeit modestly, relative to mortgage-backed securities (MBS). Over the period, the portfolio's cash and MBS exposure dropped
3.8 percent while ABS increased 2.1 percent, CMO 1.6 percent and CMBS 0.1 percent. The portfolio benefited from our allocation to CMBS/ABS, since these sectors generated positive returns versus the benchmark.

We have given up on our expectations that long-term interest rates will rise in the near term. Although long-term interest rates look low for the current environment of growth and inflation expectations, too many new variables appear to render these measures temporarily useless.

WHAT INDUSTRIES OR SECTORS DID YOU EMPHASIZE DURING THE PERIOD, AND WHAT LOOKS ATTRACTIVE TO YOU GOING FORWARD?

The MBS market offers more value at the current wider spread levels. However, the technical situation for MBS should continue to wane, as rising short-term rates will crimp their attractiveness to traditional carry investors and the increased supply will weigh on the market. CMBS and ABS spreads are likely to remain stable to narrowing slightly, but the movement is unlikely to be smooth.

THE OPINION EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

PLEASE NOTE THE SECURITIES ISSUED BY CERTAIN U.S. GOVERNMENT-SPONSORED ENTITIES, INCLUDING THE FEDERAL HOME LOAN MORTGAGE CORPORATION ("FREDDIE MAC"), THE FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FANNIE MAE') AND THE FEDERAL HOME LOAN BANKS ("FHLBs") ARE NOT FUNDED BY CONGRESSIONAL APPROPRIATIONS AND THE DEBT AND MORTGAGE-BACKED SECURITIES ISSUED BY THEM ARE NEITHER GUARANTEED NOR INSURED BY THE UNITED STATES GOVERNMENT.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD]

[PHOTO OF DAVID LAND]

CHRIS SEBALD, CFA AND DAVID LAND, CFA PORTFOLIO MANAGERS

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by Mortgage Securities include, but are not limited to, reinvestment of prepaid loans at low rates of return and fluctuation in net asset value relating to changes in interest rates.

[CHART]

SECTOR DIVERSIFICATION (SHOWN AS A PERCENT OF NET ASSETS)***

FHLMC                                                               1.4%
Vendee Mortgage Trust                                               0.1%
State and Local Government Obligations                              0.6%
FNMA                                                               46.1%
Corporate Obligations-Financial-Real Estate                         1.1%
GNMA                                                                3.6%
Commercial Mortgage                                                 9.9%
Asset Backed Securities                                            19.7%
Collateralized Mortgage Obligations/Mortage Revenue Bonds          15.9%
Cash and Other Assets/Liabilities                                   1.6%

[CHART]

SOLID LIQUIDITY (SHOWN AS A PERCENT OF NET ASSETS)***

Public Issues                                                      87.6%
Liquid 144A Issues                                                  3.7%
Illiquid 144A Issues and Other Private Placement Illiquid Issues    7.1%
Cash and Other Assets/Liabilities                                   1.6%

[CHART]

HIGH QUALITY ASSETS (SHOWN AS A PERCENT OF NET ASSETS)***

U.S. Government Agencies                                           51.8%
AAA rated                                                          16.4%
AA rated                                                           13.5%
A rated                                                             4.7%
BBB rated                                                          11.4%
BB rated                                                            0.5%
D rated                                                             0.1%
Cash and Other Assets/Liabilities                                   1.6%

[CHART]

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

                      MORTGAGE     LEHMAN BROTHERS
                     SECURITIES    MORTGAGE-BACKED
                      PORTFOLIO    SECURITIES INDEX        CPI
6/30/95              $   10.000    $         10.000    $     10.000
12/31/95             $   10.568    $         10.548    $     10.066
12/31/96             $   11.124    $         11.113    $     10.400
12/31/97             $   12.141    $         12.168    $     10.577
12/31/98             $   12.939    $         13.014    $     10.748
12/31/99             $   13.196    $         13.256    $     11.036
12/31/2000           $   14.753    $         14.736    $     11.410
12/31/2001           $   16.086    $         15.947    $     11.587
12/31/2002           $   17.640    $         17.342    $     11.862
12/31/2003           $   18.373    $         17.874    $     12.085
12/31/2004           $   19.257    $         18.714    $     12.479
6/30/2005            $   19.743    $         19.117    $     12.754

AVERAGE ANNUAL TOTAL RETURN:

One year         6.45%
Five year        7.52%
Ten year         7.04%

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1995 through June 30, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

***Composition is as of June 30, 2005

Index 500 Portfolio

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

For the six-month period ended June 30, 2005, the Index 500 Portfolio finished down 1.02 percent*. For the same period, S&P 500 Index** was down 0.81 percent.

WHAT FACTORS AFFECTED PERFORMANCE DURING THE PERIOD?

The Advantus Series Index 500 Portfolio is passively managed. The Portfolio is fully invested and holds all 500 names at published index weights. The Portfolio seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500.

Sector performance was predominantly negative, with only three of the 11 sectors posting positive returns. Rising oil and energy prices propelled the energy sector to the largest positive return in the index (20.07 percent). That sector contributed 1.39 percent to the index's overall return. Technology led the sectors that detracted from the six-month performance, with a return of -5.48 percent; its "contribution" to the index was -0.89 percent. The largest 100 stocks (quintile 1) and smallest 100 (quintile 5) had the worst performance, while the mid-sized companies (quintile 3) within the S&P 500 increased 3.8 percent.

WHAT MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?

The first half of 2005 was characterized by modest growth and mild inflation. This is a continuation of the steady but sideways economic environment that we have been experiencing for the past several quarters. Consumer spending continues to help sustain economic momentum, though lately it has trailed off slightly. The exception to this spending slowdown is the housing market, which continues to be robust. Business spending in 2005 is increasing over 2004, as firms are looking for growth opportunities.

The overall rate of inflation has been slowly creeping up, driven by increases in gas prices. Core inflation, however, has remained benign. This is a result of only moderate increases in labor costs. Steady productivity gains of between 1.5 percent and 2 percent continue to further offset the impact of these wage increases. Inflation clearly has been more muted than some in the market had anticipated.

WHAT WILL AFFECT THE PORTFOLIO GOING FORWARD?

Overall signs indicate that the U.S. economy is in good shape, especially in relation to other regions of the world. As the year progresses, our gross domestic product is expected to slow down from 2004 levels, and expected to approach 3.50 percent by the end of 2005. Bolstered by monies generated through refinancing and some wage increases, we expect consumer spending to continue to remain strong through the second half of 2005. We also expect job growth to continue at the current rate, sufficient to replace jobs lost but not enough to impress. Mild inflation is expected to continue with a core consumer price index of around 2.0 percent projected through year end. Driven by slowly rising interest rates, we expect overall stock market returns for 2005 to be similar to those achieved in 2004.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JAMES SEIFERT]

JAMES SEIFERT
PORTFOLIO MANAGER

The Index 500 Portfolio+ seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.

TEN LARGEST STOCK HOLDINGS***

                                                             MARKET        % OF STOCK
SECURITY DESCRIPTION                            SHARES        VALUE         PORTFOLIO
--------------------                           --------   --------------   ----------
General Electric Company                        617,903   $   21,410,339          3.4%
Exxon Mobil Corporation                         370,869       21,313,839          3.4%
Microsoft Corporation                           585,401       14,541,361          2.3%
Citigroup, Inc.                                 303,080       14,011,388          2.2%
Pfizer, Inc.                                    433,184       11,947,215          1.9%
Johnson & Johnson                               173,240       11,260,600          1.8%
Bank of America Corporation                     234,298       10,686,332          1.7%
Wal-Mart Stores, Inc.                           194,916        9,394,951          1.5%
Intel Corporation                               359,640        9,372,218          1.5%
American International Group, Inc.              151,180        8,783,558          1.4%
                                                          --------------   ----------
                                                          $  132,721,801         21.1%
                                                          ==============   ==========

[CHART]

          SECTOR DIVERSIFICATION (SHOWN AS A PERCENT OF NET ASSETS)***

Basic Materials                               3.1%
Capital Goods                                 8.8%
Communication Services                        4.6%
Consumer Cyclical                            10.7%
Consumer Staples                             10.6%
Energy                                        8.7%
Financial                                    20.6%
Health Care                                  13.0%
Technology                                   14.3%
Transportation                                1.6%
Utilities                                     3.4%
Cash and Other Assets/Liabilities             0.6%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
            A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

                         INDEX 500 PORTFOLIO   S&P 500 INDEX        CPI
6/30/95                  $            10.000   $      10.000   $      10.000
12/31/95                 $            11.407   $      11.445   $      10.066
12/31/96                 $            13.876   $      14.072   $      10.400
12/31/97                 $            18.367   $      18.768   $      10.577
12/31/98                 $            23.508   $      24.131   $      10.748
12/31/99                 $            28.274   $      29.212   $      11.036
12/31/2000               $            25.620   $      26.546   $      11.410
12/31/2001               $            22.480   $      23.392   $      11.587
12/31/2002               $            17.452   $      18.223   $      11.862
12/31/2003               $            22.347   $      23.449   $      12.085
12/31/2004               $            24.670   $      26.000   $      12.479
6/30/2005                $            24.419   $      25.790   $      12.754

AVERAGE ANNUAL TOTAL RETURN:

One year             5.85%
Five year           -2.77%
Ten year             9.34%

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1995 through June 30, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

+"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

*Historical performance is not an indication of future performance.
Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

***Composition is as of June 30, 2005

Maturing Government Bond 2006 Portfolio

Maturing Government Bond 2010 Portfolio

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?

For the six-month period ended June 30, 2005, the Maturing Government Bond portfolios generated the following returns:

Maturing Government Bond 2006 portfolio*:                -0.28 percent
Maturing Government Bond 2010 portfolio*:                 2.13 percent

During the same period, the portfolios' indices, Ryan Labs U.S. Treasury Strip Indices of comparable maturity, generated the following returns:

Ryan Labs Inc. September 2006 Index**:                    0.97 percent
Ryan Labs Inc. September 2010 Index**:                    2.97 percent

WHAT CONTRIBUTED TO THE PORTFOLIOS' PERFORMANCE DURING THE PERIOD?

Each portfolios' underperformance during the period was largely attributable to fund expenses which are not borne by their respective indices. The portfolios' strategy of investing in higher yielding out-of-index securities contributed positively to returns as the spreads on these securities performed well versus Treasuries.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIOS' PERFORMANCE DURING THE PERIOD?

Longer-term interest rates fell while very short-term rates rose with the increases in the Federal Funds Rate. The 10-year Treasury fell by 31 basis points and the two-year rate rose by 57 basis points.

WHAT STRATEGIES AND TECHNIQUES DID YOU EMPLOY THAT SPECIFICALLY AFFECTED THE PORTFOLIOS' PERFORMANCE?

The portfolios maintained the same strategy of investing in out-of-benchmark issues that provide a higher yield than the benchmark with similar credit quality. The duration was maintained very close to the benchmark.

WHAT INDUSTRIES OR SECTORS DID YOU EMPHASIZE DURING THE PERIOD, AND WHAT LOOKS ATTRACTIVE TO YOU GOING FORWARD?

The portfolios will maintain the same strategy going forward of investing in out-of-benchmark securities and maintaining a duration similar to each index.

[SIDENOTE]

[PHOTO OF CHRIS SEBALD]

CHRIS SEBALD, CFA
PORTFOLIO MANAGER

The Maturing Government Bond 2006 and 2010 Portfolios seek as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date. The Portfolios invest primarily in U.S. Government and Agency zero coupon fixed income securities with maturities near the 2006 and 2010 liquidation dates of each Portfolio.

[CHART]

                     MATURING GOVERNMENT BOND 2006 PORTFOLIO
                             SECTOR DIVERSIFICATION
                      (SHOWN AS A PERCENT OF NET ASSETS)***

FHLMC Strip                                         13.9%
FNMA Strip                                          13.0%
Resolution Funding Corporation Strip                10.5%
Israel Government Aid Bond                          21.6%
Financing Corporation Strip                         38.4%
Cash and Other Assets/Liabilities                    2.6%

[CHART]

                     MATURING GOVERNMENT BOND 2010 PORTFOLIO
                             SECTOR DIVERSIFICATION
                      (SHOWN AS A PERCENT OF NET ASSETS)***

FNMA Strip                                          19.9%
Financing Corporation Strip                         19.2%
Government Trust Certificate                        14.1%
Israel Government Aid Bond                          22.0%
Resolution Funding Corporation Strip                14.1%
Tennessee Valley Authority                           6.7%
U.S. Treasury Strip                                  4.0%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
  A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX

MATURING GOVERNMENT BOND PORTFOLIOS

                MATURING GOVERNMENT
                BOND 2006 PORTFOLIO   RYAN LABS INDEX         CPI
6/30/95         $            10.000   $        10.000   $        10.000
12/31/95        $            11.124   $        11.122   $        10.066
12/31/96        $            10.989   $        10.973   $        10.400
12/31/97        $            12.376   $        12.424   $        10.577
12/31/98        $            14.154   $        14.285   $        10.748
12/31/99        $            13.049   $        13.222   $        11.036
12/31/2000      $            15.088   $        15.458   $        11.410
12/31/2001      $            16.306   $        17.017   $        11.587
12/31/2002      $            18.425   $        19.177   $        11.862
12/31/2003      $            18.783   $        19.627   $        12.085
12/31/2004      $            18.806   $        19.879   $        12.479
6/30/2005       $            18.753   $        20.036   $        12.754

AVERAGE ANNUAL TOTAL RETURN:

One year               0.36%
Five year              6.34%
Ten year               6.49%

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1995 through June 30, 2005, assuming reinvestment of distributions, if any.

[CHART]

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
 A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS AND CONSUMER PRICE INDEX

                MATURING GOVERNMENT
                BOND 2010 PORTFOLIO   RYAN LABS INDEX         CPI
6/30/95            $    10.000          $    10.000       $    10.000
12/31/95           $    11.484          $    11.479       $    10.066
12/31/96           $    11.092          $    11.132       $    10.400
12/31/97           $    13.073          $    13.033       $    10.577
12/31/98           $    14.940          $    15.097       $    10.748
12/31/99           $    13.217          $    13.382       $    11.036
12/31/2000         $    16.039          $    16.566       $    11.410
12/31/2001         $    16.836          $    17.071       $    11.587
12/31/2002         $    20.010          $    20.298       $    11.862
12/31/2003         $    20.561          $    20.955       $    12.085
12/31/2004         $    21.242          $    21.941       $    12.479
6/30/2005          $    21.694          $    22.594       $    12.754

AVERAGE ANNUAL TOTAL RETURN:

One year               6.18%
Five year              8.70%
Ten year               8.05%

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1995 through June 30, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**Ryan Labs, Inc. September 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2006 and 2010, respectively.

***Composition is as of June 30, 2005.

INTERNATIONAL BOND PORTFOLIO

HOW DID THE PORTFOLIO PERFORM DURING THE 1ST HALF OF 2005?

The International Bond Portfolio returned -5.79 percent* for the six-month period ended June 30, 2005. The Portfolio's benchmark, the Citigroup Non-US World Government Bond Index**, returned -5.71 percent during the same period.

WHAT CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING THE 1ST HALF OF 2005?

The Portfolio's underperformance during the period was largely attributable to the Portfolio expenses which are not borne by the relevant index. Currency selection decisions were the major contributors, with exposure to off-index countries also contributing positively. Short duration was a major drawdown.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE DURING THE 1ST HALF OF 2005?

European markets found good reason to rally as a further deterioration in domestic conditions led to speculation of a rate cut from the European Community Bank (ECB). This prospect gained further momentum as the Riksbank delivered a 50bp cut and the Bank of England (BoE) minutes indicated an increase in support for the idea of lower rates in response to its own lacklustre growth backdrop. The Japanese market generated limited positive growth surprises and yields traded in tandem with those in US and Europe finishing the quarter modestly lower across the maturity spectrum.

WHAT STRATEGIES AND TECHNIQUES DID YOU EMPLOY THAT SPECIFICALLY AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE 1ST HALF OF 2005?

Euro currency allocation decisions, contributed positively.
Exposure to Mexico and New Zealand markets contributed positively. Short duration in Japan contributed positively.
Short duration in Euroland was a negative contribution
Currency exposures in Poland and Norway were negative contributors

WHAT INDUSTRIES OR SECTORS DID YOU EMPHASIZE DURING THE 1ST HALF OF 2005?

The portfolio duration was shorter than the benchmark throughout the period, ranging from 0.5 to 1.2 years. The portfolio was underweight Japan throughout the period, and was overweight Emerging Markets and New Zealand.

WHAT LOOKS ATTRACTIVE FOR THE PORTFOLIO GOING FORWARD?

The US bond market looks destined to flatten still further, with Fed Funds heading towards 4 percent but with longer dates focusing beyond the end of the rate hike cycle and taking comfort from the benign inflation backdrop and slowing growth outlook. With European growth continuing to disappoint and the ECB at least considering lower rates, German government bonds should be encouraged to outperform the US bond market. That said, bond yields are at historically low levels and there are likely to be periods of volatility. We continue to use pullbacks to bring duration back to neutral. The Japanese market offers the least value of the majors with ten year yields at 1.20.

In Foreign Exchange markets positioning has normalised and once again the fundamental picture will increasingly play a role. The coming month may see some range bound moves but we see the Dollar coming under pressure again to the extent that it will again trade back to the break of its three year trend channel.

The general trend of Euro weakness looks like it will persist certainly versus its neighbours as the fundamental picture there looks weak. We retain an overweight in the Norwegian Krona and continue to stay long the convergence currencies of Eastern Europe.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF PHILIP MANN]

PHILIP MANN
JULIUS BAER INVESTMENTS LIMITED

The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the portfolio, Julius Baer Investments Limited provides investment advice to the International Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing, in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

TEN LARGEST BOND HOLDINGS***

                                                    MARKET        % OF BOND
SECURITY DESCRIPTION                                VALUE         PORTFOLIO
---------------------------------------------  ----------------  -----------
France Government Bond
(Euro)--4.000%, 10/25/14                       $      4,622,478          7.4%
Bundesschatzanweisungen--
2.250%, 12/15/06                                      4,070,524          6.5%
Belgium Government Bond
(Euro)--4.750%, 09/28/06                              2,939,985          4.7%
Spain Government Bond
(Euro)--4.800%, 10/31/06                              2,937,207          4.7%
Netherlands Government Bond
(Euro)--3.750%, 07/15/09                              2,895,206          4.7%
Ireland Government Bond
(Euro)--3.250%, 04/18/09                              2,876,817          4.6%
Kingdom of Sweden
(Euro)--5.000%, 01/28/09                              2,840,584          4.6%
Development Bank of Japan
(Japanese Yen)--1.050%, 06/20/23                      2,745,311          4.4%
Kingdom of Denmark
(Euro)--3.125%, 10/15/09                              2,721,620          4.4%
Finland Government Bond
(Euro)--5.750%, 02/23/11                              2,675,631          4.3%
                                               ----------------  -----------
                                               $     31,325,363         50.3%
                                               ================  ===========

[CHART]

          COUNTRY DIVERSIFICATION (SHOWN AS A PERCENT OF NET ASSETS)***

Austria                                         3.3%
Belgium                                         4.6%
Canada                                          3.5%
Cayman Islands                                  0.9%
Denmark                                         4.2%
Finland                                         4.1%
France                                          9.7%
Germany                                        11.3%
Greece                                          4.0%
Ireland                                         4.5%
Italy                                           2.7%
Japan                                           6.4%
Luxembourg                                      0.7%
Mexico                                         10.2%
Netherlands                                     4.5%
Portugal                                        3.5%
Spain                                           4.5%
Supranational                                   3.1%
Sweden                                          4.4%
United Kingdom                                  6.1%
Cash & Other Assets/Liabilities                 3.8%

[CHART]

         CURRENCY DIVERSIFICATION (SHOWN AS A PERCENT OF NET ASSETS)***

British Sterling Pound                          6.1%
Euro                                           63.5%
Mexican Peso                                   10.2%
Japanese Yen                                   16.4%
Cash and Other Assets                           3.8%

[CHART]

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL BOND PORTFOLIO, CITGROUP NON-USD WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX

                                                            CITIGROUP NON-USD
                        INTERNATIONAL                        WORLD GOVERNMENT
                        BOND PORTFOLIO        CPI              BOND INDEX
10/1/97                 $      10.000     $      10.000      $      10.000
12/31/97                $      10.008     $      10.006      $       9.645
12/31/98                $      11.626     $      10.168      $      11.361
12/31/99                $      10.719     $      10.441      $      10.785
12/31/2000              $      10.871     $      10.794      $      10.501
12/31/2001              $      10.706     $      10.962      $      10.129
12/31/2002              $      12.627     $      11.222      $      12.357
12/31/2003              $      15.185     $      11.433      $      14.645
12/31/2004              $      16.921     $      11.805      $      16.423
6/30/2005               $      15.941     $      12.066      $      15.485

AVERAGE ANNUAL TOTAL RETURN:

One year                          7.40%
Five year                         8.59%
Since inception (10/1/97)         6.20%

On the chart above you can see how the International Bond Portfolio's total return compared to the CitiGroup Non-USD World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Bond Portfolio (October 1, 1997) through June 30, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Citigroup Non U.S. World Government Bond Index is a market value-weighted index of government debt securities issued by eleven different nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain and the United Kingdom. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

***Composition is as of June 30, 2005.

                 (This page has been left blank intentionally.)

INDEX 400 MID-CAP PORTFOLIO

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

For the six-month period ended June 30, 2005, the Index 400 Mid-Cap Portfolio provided a return of 3.66 percent*. For the same period, the S&P MidCap 400 Index** finished up 3.85 percent.

WHAT FACTORS AFFECTED PERFORMANCE DURING THE PERIOD?

The Portfolio is passively managed. The Portfolio is fully invested and holds all 400 names in the S&P 400 at published index weights. The Portfolio seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the index.

Seven of the 11 sectors within the index posted positive returns. Rising oil and energy prices propelled the energy sector to the largest positive return within the index (24.48 percent). That sector contributed 1.64 percent to the index's overall return. Technology led the sectors that detracted from the six-month performance, with a return of -5.37 percent; its "contribution" to the index was -0.65 percent.

The largest 160 stocks (quintiles 1 and 2) within the S&P 400 Mid-Cap Index provided the best returns, while smaller stocks (quintile 4) provided the poorest returns for the period (-2.52 percent)

WHAT MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?

The first half of 2005 was characterized by modest growth and mild inflation. This is a continuation of the steady but sideways economic environment that we have been experiencing for the past several quarters. Consumer spending continues to help sustain economic momentum, though lately it has trailed off slightly. The exception to this spending slowdown is the housing market, which continues to be robust. Business spending in 2005 is increasing over 2004, as firms are looking for growth opportunities.

The overall rate of inflation has been slowly creeping up, driven by increases in gas prices. Core inflation, however, has remained benign. This is a result of only moderate increases in labor costs. Steady productivity gains of between 1.5 percent and 2 percent continue to further offset the impact of these wage increases. Inflation clearly has been more muted than some in the market had anticipated.

WHAT WILL AFFECT THE PORTFOLIO GOING FORWARD?

Overall signs indicate that the U.S. economy is in good shape, especially in relation to other regions of the world. As the year progresses, our gross domestic product is expected to slow down from 2004 levels, and expected to approach 3.50 percent by the end of 2005. Bolstered by monies generated through refinancing and some wage increases, we expect consumer spending to continue to remain strong through the second half of 2005. We also expect job growth to continue at the current rate, sufficient to replace jobs lost but not enough to impress. Mild inflation is expected to continue with a core consumer price index of around 2.0 percent projected through year end. Driven by slowly rising interest rates, we expect overall stock market returns for 2005 to be similar to those achieved in 2004.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JAMES SEIFERT]

JAMES SEIFERT,
PORTFOLIO MANAGER

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy.

TEN LARGEST STOCK HOLDINGS***

                                                             MARKET      % OF STOCK
SECURITY DESCRIPTION                            SHARES       VALUE        PORTFOLIO
--------------------------------------------   --------   ------------   ----------
Legg Mason, Inc.                                 10,415   $  1,084,306          1.1%
DR Horton, Inc.                                  27,784      1,044,956          1.0%
Lennar Corporation                               13,689        868,567          0.9%
Murphy Oil Corporation                           16,584        866,182          0.9%
Weatherford International, Ltd.                  13,096        759,306          0.7%
Whole Foods Market, Inc.                          6,184        731,567          0.7%
Coventry Health Care, Inc.                       10,164        719,103          0.7%
Smith International, Inc.                        10,047        639,994          0.6%
Noble Energy, Inc.                                8,239        623,280          0.6%
Washington Post                                     736        614,582          0.6%
                                                          ------------   ----------
                                                          $  7,951,843          7.8%
                                                          ============   ==========

[CHART]

          SECTOR DIVERSIFICATION (SHOWN AS A PERCENT OF NET ASSETS)***

Basic Materials                             4.2%
Capital Goods                               6.0%
Consumer Cyclical                          16.7%
Communication Services                      1.5%
Consumer Staples                            7.8%
Energy                                      9.0%
Financial                                  16.3%
Health Care                                11.3%
Transportation                              2.7%
Technology                                 13.2%
Utilities                                   6.2%
S&P Depository Receipts                     0.1%
Cash and Other Assets/Liabilities           5.0%

[CHART]

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO,
                 S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

                          INDEX 400     S&P 400
                           MID-CAP       MIDCAP
                          PORTFOLIO      INDEX         CPI
10/1/97                  $    10.000   $   10.000   $    10.000
12/31/97                 $    10.006   $   10.052   $    10.006
12/31/98                 $    11.675   $   11.971   $    10.167
12/31/99                 $    13.539   $   13.736   $    10.440
12/31/2000               $    15.712   $   16.142   $    10.794
12/31/2001               $    15.544   $   16.045   $    10.962
12/31/2002               $    13.207   $   13.718   $    11.222
12/31/2003               $    17.775   $   18.604   $    11.433
12/31/2004               $    20.571   $   21.671   $    11.805
6/30/2005                $    21.323   $   22.505   $    12.066

AVERAGE ANNUAL TOTAL RETURN:

One year                       13.41%
Five year                       7.81%
Since inception (10/1/97)      10.27%

On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through June 30, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

***Composition is as of June 30, 2005.

+"Standard & Poor's(R)", "S&P(R)", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.--Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

REAL ESTATE SECURITIES PORTFOLIO

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?

The fund had a roller coaster pattern in the returns during the first half of the calendar year 2005. The year started with much profit taking and the real estate market was down sharply in the first week of trading. After bouncing around over the following few months, real estate began to rally over the balance of the period. The Real Estate Securities Portfolio delivered strong performance during the period, generating a net return of 5.38 percent*. The Portfolio's benchmark index, the Dow Jones Wilshire Real Estate Securities Index** finished the period with a return of 6.63 percent.

WHAT CAUSED THE PORTFOLIO TO UNDERPERFORM ITS BENCHMARK INDEX DURING THE PERIOD?

The Portfolio initially outperformed the benchmark during the period due to its underweight to large market cap real estate stocks. These stocks became strong performers as the period progressed, with a broader segment of investors chasing the rebound in real estate stocks, particularly the larger, more liquid names. This shift hurt the Portfolio's performance during this time frame. Due to our typical underweight in larger stocks, the Portfolio often underperforms during times of sharp rises in the benchmark return.

The root cause of underperformance was the Portfolio's underweight position in office companies, and particularly in Equity Office--the second largest company in the index. Investors sought office companies, expecting them to deliver strong near-term performance in reaction to the steady growth in the economy. The Portfolio remains underweight in office companies, because of the weak fundamentals in most U.S. office markets that will not change very quickly. Landlords are spending large amounts of money to put tenants in their buildings--a fact that will not change until markets approach stabilized occupancy (typically above 92 percent). The national office occupancy rate is approximately 87 percent, so further rebound in this property type will be necessary before better conditions exist.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?

Buyers of real estate investments continue to be aggressive, seeking exposure to improving fundamentals of occupancy and rental rates for most real estate property types. Investors also like the solid dividend yield provided by many REITs. Adding to these improving fundamentals is the availability of mortgage financing, which has driven up property values. This strength has been reflected in the merger and acquisition market for real estate companies. Announced acquisitions by ING Clarion's of Gables Property Trust, DRA Advisors buying CRT Properties, and Prologis acquiring Catellus Development have highlighted the strength of demand for real estate property, pushing initial cap rates to lower and lower levels. The higher prices seen in the market have forced investors to reevaluate their valuations for real estate securities. This reevaluation made these stocks appear cheap on a net asset value basis and caused a recent increase in prices.

WHAT STRATEGIES AND TECHNIQUES DID YOU EMPLOY THAT SPECIFICALLY AFFECTED THE PORTFOLIO'S PERFORMANCE?

After the dip in real estate stock prices in January, the Portfolio added to positions in some large capitalization names, recognizing that they would be rewarded in the ensuing rally.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JOE BETLEJ]

JOE BETLEJ, CFA
PORTFOLIO MANAGER

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate or real estate related industries. Investment risks associated with investing in the Real Estate Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

The economic scenario continues to show steady economic growth, low inflation, and modest job growth, and in response the Portfolio has become further exposed to companies with stronger prospects for earnings growth. Additional exposure was added to office and apartment companies with strong exposure to supply-constrained markets in coastal U.S. markets. Additionally, the Portfolio's exposure to hotel companies was increased during the recent months' pricing drop, as confidence built in strong revenue growth from this group.

During the second quarter the Portfolio, in turn, reduced its exposure to slower growing groups, such as net lease and health care REITs. It is expected that prices in these sectors will not keep up with their faster growing peers.

The Portfolio also saw increased exposure to companies exhibiting the "asset manager" strategy. These are companies that use their property type expertise, connections in the market and operational strengths to bring in investors (typically foreign investors or pension funds) with lower required returns on their capital to invest side-by-side in the REIT's properties. The REIT sponsor earns fees and receives a higher return on their capital after achieving the lower return for their partner, resulting in a higher return on equity for the sponsor. As these business models have matured, the market has been more willing to apply a higher valuation to the earnings generated in this strategy.

WHAT INDUSTRIES OR SECTORS DID YOU EMPHASIZE DURING THE QUARTER AND WHAT LOOKS ATTRACTIVE GOING FORWARD?

Hotels continued to be emphasized during the period due to the strength of the business traveler, pushing average daily rates at hotels higher. This force has delivered strong growth in earnings for these companies. Apartment companies continued to be added during the period, particularly those with exposure to Florida and Southern California markets, to capture outsized earnings growth. Office companies with exposure to New York, Washington, D.C., and Southern California were added in expectation of further rent and occupancy growth.

Going forward, the expectation is that the "Goldilocks" economic scenario of steady growth, low inflation and moderate job growth will continue. As the expected occupancy and rental rates improve, the Portfolio will be positioned for increased exposure to companies with rental income growth. Additionally, in some markets it is difficult to find land with entitlements to build. Certain companies able to generate development opportunities in these markets will be favored by investors. Real estate markets with few "barriers to entry" will continue to be deemphasized in the fund, because the returns do not justify the risk and pricing inherent in these situations.

TEN LARGEST STOCK HOLDINGS***

                                                             MARKET       % OF STOCK
SECURITY DESCRIPTION                            SHARES        VALUE        PORTFOLIO
--------------------------------------------   --------   -------------   ----------
Simon Property Group, Inc.                       81,900   $   5,936,931          5.7%
Prologis                                        142,100       5,718,104          5.5%
Starwood Hotels & Resorts
Worldwide, Inc.                                  83,300       4,878,881          4.7%
General Growth Properties, Inc.                 108,720       4,467,305          4.3%
Hilton Hotels Corporation                       172,800       4,121,280          4.0%
The Mills Corporation                            66,600       4,048,614          3.9%
Developers Diversified Realty
Corporation                                      87,400       4,016,904          3.9%
Brookfield Properties Company                   139,200       4,008,960          3.9%
Kimco Realty Corporation                         54,250       3,195,867          3.1%
Camden Property Trust                            59,200       3,182,000          3.1%
                                                          -------------   ----------
                                                          $  43,574,846         42.1%
                                                          =============   ==========

[CHART]

          SECTOR DIVERSIFICATION (SHOWN AS A PERCENT OF NET ASSETS)***

Cash and Other Assets/Liabilities                               0.8%
Consumer Cyclical (Entertainment)                               0.1%
Consumer Cyclical (Lodging-Hotel)                               9.8%
Real Estate                                                     6.1%
Real Estate Investment Trust-Apartments                        17.7%
Real Estate Investment Trust-Diversified                        5.5%
Real Estate Investment Trust-Health Care                        1.7%
Real Estate Investment Trust-Hotels                             5.5%
Real Estate Investment Trust-Mortgage                           3.3%
Real Estate Investment Trust-Office Property                   14.0%
Real Estate Investment Trust-Regional Mall                     13.9%
Real Estate Investment Trust-Self Storage                       1.9%
Real Estate Investment Trust-Shopping Centers                  11.9%
Real Estate Investment Trust-Warehouse/Industrial               7.8%

[CHART]

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, DOW JONES WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE
                                      INDEX

                        REAL ESTATE   WILSHIRE ASSOCIATES
                         SECURITIES       REAL ESTATE
                         PORTFOLIO      SECURITIES INDEX         CPI
5/1/98                  $    10.000   $            10.000   $      10.000
12/31/98                $     8.510   $             8.568   $      10.086
12/31/99                $     8.179   $             8.294   $      10.357
12/31/2000              $    10.274   $            10.843   $      10.708
12/31/2001              $    11.305   $            11.964   $      10.874
12/31/2002              $    12.092   $            12.278   $      11.132
12/31/2003              $    17.196   $            16.829   $      11.342
12/31/2004              $    23.304   $            22.686   $      11.711
6/30/2005               $    24.558   $            24.190   $      11.969

AVERAGE ANNUAL TOTAL RETURN:

One year                      34.95%
Five year                     21.56%
Since inception (5/1/98)      13.36%

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Dow Jones Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through June 30, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Dow Jones-Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

***Composition is as of June 30, 2005.

                                                                  BOND PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                                   JUNE 30, 2005
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                                                 MARKET
PRINCIPAL                                                                             COUPON    MATURITY        VALUE(a)
---------                                                                             ------    --------    ---------------
LONG-TERM DEBT SECURITIES (97.8%)
  GOVERNMENT OBLIGATIONS (42%)
   U.S. Government and Agencies Obligations (41.5%)
   Federal Home Loan Mortgage Corporation (FHLMC) (7.1%)
$      1,550,000                                                                      3.500%    02/15/30    $     1,483,362
       1,825,000                                                                      4.500%    01/15/15          1,858,631
       2,049,070   (k)                                                                5.000%    04/01/35          2,051,673
         945,000   (i)                                                                5.000%    07/01/35            945,000
         951,748   (k)                                                                5.500%    12/01/17            978,656
       6,844,024   (k)                                                                5.500%    05/01/34          6,960,529
       3,425,605                                                                      5.500%    10/01/34          3,478,874
       4,945,000   (i)                                                                5.500%    07/01/35          5,012,994
         525,258   (k)                                                                6.500%    09/01/32            548,246
                                                                                                            ---------------
                                                                                                                 23,317,965
                                                                                                            ---------------
   Federal National Mortgage Association (FNMA) (25.5%)
       2,150,000                                                                      3.250%    01/15/08          2,120,412
       1,375,000                                                                      3.500%    01/28/08          1,360,414
         500,000                                                                      4.250%    05/15/09            505,408
       3,000,000   (i)                                                                4.500%    07/01/20          2,985,936
         367,980                                                                      5.000%    05/01/18            372,715
         740,593                                                                      5.000%    06/01/18            749,838
       1,562,409   (k)                                                                5.000%    07/01/18          1,582,469
       2,730,000   (i)                                                                5.000%    07/01/33          2,730,000
         986,058                                                                      5.000%    11/01/33            987,442
         444,011                                                                      5.000%    05/01/34            444,490
       2,900,000                                                                      5.125%    01/02/14          3,024,648
         257,264                                                                      5.500%    09/01/17            264,579
       1,130,912                                                                      5.500%    02/01/18          1,163,479
       2,000,000   (i)                                                                5.500%    07/01/19          2,052,500
       4,241,021   (k)                                                                5.500%    04/01/33          4,316,171
       1,813,907                                                                      5.500%    05/01/33          1,846,057
       1,299,339                                                                      5.500%    12/01/33          1,319,105
       1,666,673                                                                      5.500%    02/01/34          1,692,433
       4,054,219                                                                      5.500%    03/01/34          4,118,626
       8,060,662                                                                      5.500%    04/01/34          8,184,648
       7,930,000   (i)                                                                5.500%    07/01/34          8,036,563
         578,026                                                                      5.500%    09/01/34            586,810
       1,945,669                                                                      5.500%    02/01/35          1,973,424
       1,393,446   (k)                                                                6.000%    09/01/17          1,444,500
       3,158,765                                                                      6.000%    10/01/32          3,253,919
       2,291,660                                                                      6.000%    11/01/32          2,362,343
       3,989,147                                                                      6.000%    03/01/33          4,115,366
       1,616,967                                                                      6.437%    01/01/08          1,673,791
         836,453   (k)                                                                6.500%    12/01/31            871,948
         232,303                                                                      6.500%    02/01/32            241,874
       1,334,704   (k)                                                                6.500%    04/01/32          1,391,175
         513,473                                                                      6.500%    05/01/32            534,621
       1,077,161                                                                      6.500%    07/01/32          1,122,590
       1,345,320                                                                      6.500%    08/01/32          1,401,741

                 See accompanying notes to financial statements.

                                                                                                                 MARKET
PRINCIPAL                                                                             COUPON    MATURITY        VALUE(a)
---------                                                                             ------    --------    ---------------
  GOVERNMENT OBLIGATIONS--CONTINUED
$        960,021                                                                      6.500%    09/01/32    $     1,000,207
       3,768,208   (k)                                                                6.500%    09/01/32          3,926,676
       1,194,175                                                                      6.500%    10/01/32          1,246,005
         839,028                                                                      7.000%    07/01/31            892,330
       1,253,351                                                                      7.000%    09/01/31          1,332,421
       1,324,959   (k)                                                                7.000%    11/01/31          1,399,061
         404,190                                                                      7.000%    02/01/32            428,367
         190,524                                                                      7.000%    03/01/32            201,917
         837,382                                                                      7.000%    07/01/32            887,789
         642,518                                                                      7.500%    04/01/31            692,526
         321,067                                                                      7.500%    05/01/31            346,058
                                                                                                            ---------------
                                                                                                                 83,185,392
                                                                                                            ---------------
   Government National Mortgage Association (GNMA) (1.0%)
              --   (c) (g)                                                            0.994%    06/17/45          1,876,800
         826,108                                                                      5.500%    12/15/34            844,467
         365,000   (i)                                                                5.500%    07/01/35            372,642
          25,028                                                                      8.500%    10/15/22             27,545
          13,509                                                                      8.500%    12/15/22             14,867
                                                                                                            ---------------
                                                                                                                  3,136,321
                                                                                                            ---------------
   Other Agency Obligations (1.4%)
       4,500,000   Federal Home Loan Bank (k)                                         3.250%    08/11/06          4,473,725
                                                                                                            ---------------
   U.S. Treasury (6.5%)
         825,000   U.S. Treasury Bond                                                 1.875%    01/31/06            817,717
         150,000   U.S. Treasury Bond                                                 2.250%    02/15/07            146,783
       6,150,000   U.S. Treasury Bond                                                 2.500%    10/31/06          6,062,553
       2,190,000   U.S. Treasury Bond                                                 3.375%    10/15/09          2,159,204
       5,130,000   U.S. Treasury Bond                                                 5.375%    02/15/31          6,053,400
       1,112,265   U.S. Treasury Inflation Indexed Notes (h)                          1.875%    07/15/13          1,136,031
       4,570,000   U.S. Treasury Note                                                 4.250%    11/15/14          4,677,290
                                                                                                            ---------------
                                                                                                                 21,052,978
                                                                                                            ---------------
                   Total U.S. government and agencies obligations
                     (cost: $133,570,601)                                                                       135,166,381
                                                                                                            ---------------
  OTHER GOVERNMENT OBLIGATIONS (.5%)
   Provincial or Local Government Obligations (.5%)
       1,500,000   Province of Quebec (b)                                             7.000%    01/30/07          1,569,206
                                                                                                            ---------------
                   Total other government obligations (cost: $1,590,187)                                          1,569,206
                                                                                                            ---------------
CORPORATE OBLIGATIONS (55.8%)
  BASIC MATERIALS (.8%)
   Agriculture Products (.8%)
       2,250,000   Cargill, Inc. - 144A Issue (f)                                     6.375%    06/01/12          2,506,851
                                                                                                            ---------------
  CAPITAL GOODS (.3%)
   Asset-Backed Securities (.3%)
       1,110,408   MMCA Automobile Trust                                              4.560%    11/16/09          1,109,705
                                                                                                            ---------------

                 See accompanying notes to financial statements.

                                                                                                                 MARKET
PRINCIPAL                                                                             COUPON    MATURITY        VALUE(a)
---------                                                                             ------    --------    ---------------
  COMMUNICATION SERVICES (1.4%)
   Broadcasting (.5%)
$      1,525,000   COX Communications, Inc.                                           7.750%    11/01/10    $     1,726,697
                                                                                                            ---------------
   Telephone (.9%)
       2,100,000   Sprint Capital Corporation                                         8.750%    03/15/32          2,921,333
                                                                                                            ---------------
  CONSUMER CYCLICAL (1.3%)
   Beverage (.4%)
       1,400,000   Fosters Finance Corporation - 144A Issue (f)                       5.875%    06/15/35          1,407,031
                                                                                                            ---------------
   Textiles (.9%)
       2,850,000   Mohawk Industries, Inc.                                            6.500%    04/15/07          2,952,195
                                                                                                            ---------------
  CONSUMER STAPLES (.7%)
   Printing and Publishing (.7%)
       2,175,000   Donnelley & Sons - 144A Issue (f)                                  4.950%    05/15/10          2,185,159
                                                                                                            ---------------
  ENERGY (3.5%)
   Oil & Gas (1.9%)
       2,500,000   Husky Energy, Inc. (b)                                             6.250%    06/15/12          2,705,035
       1,585,000   Nexen, Inc. (b)                                                    5.875%    03/10/35          1,610,853
       1,700,000   Valero Logistics Operations LP                                     6.050%    03/15/13          1,800,546
                                                                                                            ---------------
                                                                                                                  6,116,434
                                                                                                            ---------------
   Oil & Gas Services (.3%)
       1,075,000   Enterprise Products Operating LP                                   4.950%    06/01/10          1,080,057
                                                                                                            ---------------
   Pipelines (1.3%)
       2,400,000   Energy Transfer Partners - 144A Issue (f)                          5.950%    02/01/15          2,420,753
       1,650,000   Magellan Midstream Partners                                        6.450%    06/01/14          1,802,277
                                                                                                            ---------------
                                                                                                                  4,223,030
                                                                                                            ---------------
  FINANCIAL (43%)
   Asset-Backed Securities (9%)
         151,320   Associates Manufactured Housing Pass Through Certificates          6.900%    06/15/27            152,845
       1,900,000   Associates Manufactured Housing Pass Through Certificates          7.725%    06/15/28          2,005,088
       2,230,000   Centex Home Equity (l) (m)                                         5.048%    06/25/35          2,234,181
       2,650,000   Citibank Credit Card Issuance Trust                                5.500%    03/24/17          2,773,800
       1,755,000   Countryplace Manufactured Housing Contract - 144A Issue (e)
                     (i) (m)                                                          5.200%    08/15/15          1,785,439
       1,359,740   Green Tree Financial Corporation                                   6.400%    10/15/18          1,386,329
         919,247   Green Tree Financial Corporation                                   7.350%    05/15/27            968,909
          18,374   Green Tree Financial Corporation                                   8.900%    04/15/25             18,413
       2,694,645   Metropolitan Asset Funding, Inc. - 144A Issue (f)                  7.525%    04/20/27          2,703,101
         887,302   Mid-State Trust                                                    7.400%    07/01/35            946,584
       2,011,635   MMCA Automobile Trust                                              4.600%    08/17/09          2,021,751
       1,172,653   MMCA Automobile Trust                                              5.370%    01/15/10          1,175,648
         745,048   National Collegiate Trust                                          7.240%    09/20/14            745,793
       1,448,923   Oakwood Mortgage Investors, Inc. (e)                               8.100%    08/15/26          1,498,740
       1,500,000   Origen Manufactured Housing                                        5.700%    01/15/35          1,557,216

                 See accompanying notes to financial statements.

                                                                                                                 MARKET
PRINCIPAL                                                                             COUPON    MATURITY        VALUE(a)
---------                                                                             ------    --------    ---------------
  FINANCIAL--CONTINUED
$        725,000   Origen Manufactured Housing (c)                                    5.730%    11/15/35    $       740,041
         725,000   Origen Manufactured Housing (c)                                    5.860%    06/15/36            735,137
       1,275,000   Residential Asset Mortgage Products, Inc. (l)                      5.683%    09/25/33          1,308,395
       1,125,000   Residential Asset Mortgage Products, Inc.                          5.920%    08/25/33          1,150,002
       1,500,000   Residential Asset Mortgage Products, Inc. (l)                      6.092%    12/25/33          1,532,222
       1,100,000   Residential Funding Mortgage Securities (l)                        5.090%    07/25/33          1,095,501
         928,351   Vanderbilt Mortgage Finance 1997 - A (c)                           4.210%    03/07/28            927,145
                                                                                                            ---------------
                                                                                                                 29,462,280
                                                                                                            ---------------
   Auto Finance (2.4%)
       3,085,000   ERAC USA Finance Company - 144A Issue (f)                          5.600%    05/01/15          3,187,768
       1,525,000   Ford Motor Credit Company (c)                                      4.218%    11/16/06          1,511,577
       3,325,000   General Motors Acceptance Corporation (c)                          4.050%    01/16/07          3,252,256
                                                                                                            ---------------
                                                                                                                  7,951,601
                                                                                                            ---------------
   Banks (.5%)
       1,525,000   Wachovia Bank NA                                                   4.800%    11/01/14          1,542,806
                                                                                                            ---------------
   Collateralized Mortgage Obligations/Mortgage Revenue Bonds (4.8%)
         763,271   Banc of America Mortgage Securities Corporation                    5.750%    08/25/34            775,098
          57,000   Banco Hipotecario Nacional - 144A Issue (b) (e) (j)                7.916%    07/25/09              1,425
         191,196   BlackRock Capital Finance LP - 144A Issue (f)                      7.750%    09/25/26            194,966
       1,954,993   Charlie Mac                                                        5.000%    10/25/34          1,945,489
         965,649   Chase Mortgage Financial Corporation                               5.500%    10/25/33            969,876
         568,144   Credit Suisse First Boston Mortgage Securities Corporation         6.000%    11/25/18            583,229
       1,328,576   Global Mortgage Securitization, Ltd.                               5.250%    04/25/32          1,322,763
       2,568,132   Global Mortgage Securitization, Ltd. - 144A Issue (e)              5.250%    11/25/32          2,577,822
       2,745,949   Master Asset Securitization Trust                                  5.500%    11/25/33          2,766,406
         722,838   Mellon Residential Funding Corporation                             6.750%    06/25/28            721,052
       2,266,224   Residential Accredit Loans, Inc.                                   5.750%    05/25/33          2,334,927
         109,798   Sequoia Mortgage Funding Company - 144A Issue (f)                  6.380%    08/28/31            109,340
       1,254,000   Structured Asset Securities Corporation (l)                        5.630%    05/25/34          1,267,411
                                                                                                            ---------------
                                                                                                                 15,569,804
                                                                                                            ---------------
   Commercial Finance (.1%)
         465,000   Block Financial Corporation                                        5.125%    10/30/14            462,415
                                                                                                            ---------------
   Commercial Mortgage-Backed Securities (11.1%)
         740,792   277 Park Avenue Finance Corporation - 144A Issue (f)               7.580%    05/12/12            773,322
              --   Asset Securitization Corporation (c) (g)                           2.263%    08/13/29            241,552
       2,250,000   Asset Securitization Corporation (c)                               7.641%    11/13/29          2,385,533
              --   Asset Securitization Corporation - 144A Issue (c) (f) (g)          1.798%    10/13/26            639,370
       2,350,000   Bear Stearns Commercial Mortgage - 144A Issue (f)                  5.426%    05/14/16          2,377,150
       1,125,000   Bear Stearns Commercial Mortgage - 144A Issue (f)                  6.000%    07/15/31          1,176,170

                 See accompanying notes to financial statements.

                                                                                                                 MARKET
PRINCIPAL                                                                             COUPON    MATURITY        VALUE(a)
---------                                                                             ------    --------    ---------------
  FINANCIAL--CONTINUED
$        951,440   FFCA Secured Lending Corporation - 144A Issue (f)                  6.730%    07/18/13    $       986,350
       2,500,000   FFCA Secured Lending Corporation - 144A Issue (f)                  6.940%    09/18/25          2,686,810
       2,000,000   First Union - Chase Commercial Mortgage                            7.062%    06/15/31          2,170,754
       1,400,000   GS Mortage Securities Corporation 2001 - LIBA E - 144A
                     Issue (f)                                                        6.733%    02/14/16          1,526,412
       1,500,000   GS Mortgage Securities Corporation II (c)                          7.242%    07/13/30          1,586,116
       3,270,000   Hilton Hotel Pool Trust - 144A Issue (c) (f)                       3.611%    10/03/15          3,290,441
       1,575,000   Hilton Hotel Pool Trust - 144A Issue (f)                           7.458%    10/03/15          1,765,610
       2,000,000   LB-UBS Commercial Mortgage Trust                                   4.742%    02/15/30          2,025,094
       1,250,000   Meristar Commercial Mortgage Trust - 144A Issue (f)                8.290%    03/03/16          1,371,872
       1,300,000   Morgan Stanley Dean Witter Capital - 144A Issue (f)                6.321%    07/11/11          1,328,287
                   Multi Security Asset Trust - 144A Issue (c) (e) (g)                1.067%    11/28/35          1,449,211
       1,540,000   Multi Security Asset Trust - 144A Issue (c) (e)                    5.880%    11/28/35          1,549,460
       1,525,000   Nomura Asset Securities Corporation - 144A Issue (f)               6.000%    03/15/30          1,630,858
       2,500,000   Paine Webber Mortgage Acceptance Corporation - 144A Issue (f)      7.655%    01/02/12          2,623,218
       2,500,000   Wachovia Bank Commercial Mortgage Trust (c)                        4.847%    10/15/41          2,549,617
                                                                                                            ---------------
                                                                                                                 36,133,207
                                                                                                            ---------------
   Consumer Finance (1.4%)
       3,165,000   American General Finance                                           4.875%    05/15/10          3,195,685
       1,550,000   Household Finance Corporation                                      4.125%    11/16/09          1,533,246
                                                                                                            ---------------
                                                                                                                  4,728,931
                                                                                                            ---------------
   Finance -- Diversified (5.3%)
       1,666,558   500 Grant Street Associates - 144A Issue (e)                       2.593%    12/01/08          1,588,830
       2,000,000   Allstate Life Global Funding II                                    3.500%    07/30/07          1,976,372
       2,750,000   Capital One Finance                                                5.500%    06/01/15          2,813,360
       2,993,000   Fund American Companies, Inc.                                      5.875%    05/15/13          3,117,377
       2,500,000   International Lease Finance Corporation                            4.350%    09/15/08          2,498,302
       2,000,000   Principal Life Global Funding I - 144A Issue (f)                   6.250%    02/15/12          2,206,284
       2,800,000   St. George Funding Company LLC - 144A Issue (b) (c) (e)            8.485%    12/29/49          3,164,196
                                                                                                            ---------------
                                                                                                                 17,364,721
                                                                                                            ---------------
   Insurance (2.2%)
       1,150,000   Assurant, Inc.                                                     6.750%    02/15/34          1,313,953
       1,900,000   Berkshire Hathaway Financial - 144A Issue (f)                      4.750%    05/15/12          1,917,345
       2,800,000   Stancorp Financial Group, Inc.                                     6.875%    10/01/12          3,085,880
         835,000   Willis Group North America, Inc. (i)                               5.125%    07/15/10            839,499
                                                                                                            ---------------
                                                                                                                  7,156,677
                                                                                                            ---------------
   Investment Bankers/Brokers (2.6%)
       3,150,000   Goldman Sachs Group, Inc.                                          4.500%    06/15/10          3,160,171
       2,610,000   JP Morgan Chase Cap XV                                             5.875%    03/15/35          2,678,943

                 See accompanying notes to financial statements.

PRINCIPAL/                                                                                                       MARKET
SHARES                                                                                COUPON    MATURITY        VALUE(a)
---------                                                                             ------    --------    ---------------
  FINANCIAL--CONTINUED
$      2,500,000   Morgan Stanley                                                     6.750%    04/15/11    $     2,768,090
                                                                                                            ---------------
                                                                                                                  8,607,204
                                                                                                            ---------------
   Real Estate Investment Trust -- Apartments (.1%)
         250,000   Avalon Properties, Inc.                                            6.875%    12/15/07            263,772
                                                                                                            ---------------
   Real Estate Investment Trust -- Diversified (1.0%)
       3,050,000   Vornado Realty LP                                                  5.625%    06/15/07          3,108,755
                                                                                                            ---------------
   Real Estate Investment Trust -- Health Care (1.2%)
       2,210,000   Healthcare Realty Trust, Inc.                                      5.125%    04/01/14          2,184,925
       1,585,000   Nationwide Health Properties                                       6.000%    05/20/15          1,601,449
                                                                                                            ---------------
                                                                                                                  3,786,374
                                                                                                            ---------------
   Real Estate Investment Trust -- Office Property (.5%)
       1,500,000   Arden Realty LP                                                    5.250%    03/01/15          1,510,044
                                                                                                            ---------------
   Real Estate Investment Trust -- Shopping Centers (.8%)
       2,700,000   Simon Property Group LP - 144A Issue (f)                           5.100%    06/15/15          2,698,556
                                                                                                            ---------------
  HEALTH CARE (.4%)
   Managed Care (.4%)
       1,250,000   WellPoint, Inc.                                                    5.950%    12/15/34          1,364,451
                                                                                                            ---------------
  TECHNOLOGY (.5%)
   Computer Services & Software (.5%)
       1,625,000   Computer Associates International, Inc. - 144A Issue (f)           5.625%    12/01/14          1,647,999
                                                                                                            ---------------
  TRANSPORTATION (1.2%)
   Railroads (1.2%)
       2,400,000   Norfolk Southern Corporation                                       5.590%    05/17/25          2,494,392
       1,250,000   Union Pacific Corporation - 144A Issue (f)                         5.214%    09/30/14          1,288,138
                                                                                                            ---------------
                                                                                                                  3,782,530
                                                                                                            ---------------
  UTILITIES (2.7%)
   Electric Companies (2.7%)
       1,300,000   Exelon Corporation                                                 5.625%    06/15/35          1,310,496
       2,250,000   Georgia Power Company                                              5.500%    12/01/05          2,265,534
       2,600,000   Oncor Electric Delivery Company                                    7.250%    01/15/33          3,241,839
       1,950,000   Pennsylvania Electric Company                                      5.125%    04/01/14          1,988,507
                                                                                                            ---------------
                                                                                                                  8,806,376
                                                                                                            ---------------
                   Total corporate obligations (cost: $179,303,426)                                             182,176,995
                                                                                                            ---------------
                   Total long-term debt securities (cost: $314,464,214)                                         318,912,582
                                                                                                            ===============
PREFERRED STOCKS (1.0%)
  FINANCIAL (1.0%)
   Real Estate Investment Trust -- Diversified (.5%)
          70,000   PS Business Parks, Inc.                                            7.000%                      1,722,000
                                                                                                            ---------------
   Real Estate Investment Trust -- Self Storage (.5%)
          65,000   Public Storage, Inc.                                               6.250%                      1,585,350
                                                                                                            ---------------
                   Total preferred stocks (cost: $3,375,000)                                                      3,307,350
                                                                                                            ---------------

                 See accompanying notes to financial statements.

PRINCIPAL/                                                                                                       MARKET
SHARES                                                                                COUPON    MATURITY        VALUE(a)
---------                                                                             ------    --------    ---------------
SHORT-TERM SECURITIES (18.2%)
  SECURITY LENDING COLLATERAL (10.1%)
   Commercial Paper (6.2%)
       1,560,783   Amsterdam Funding Corporation (d)                                  3.100%    07/11/05    $     1,559,363
         947,618   ANZ National, Ltd. (d)                                             3.100%    07/08/05            947,012
       1,114,845   BHP Billiton Financial USA, Ltd. (d)                               3.100%    07/05/05          1,114,444
       1,895,236   Cedar Springs Capital Company (d)                                  3.140%    07/20/05          1,891,958
       1,684,531   Concord Minutemen Capital Company (d)                              3.130%    07/07/05          1,683,621
       1,828,346   Crown Point Capital Company (d)                                    3.100%    07/05/05          1,827,687
         222,969   Eiffel Funding LLC (d)                                             3.100%    07/05/05            222,889
       1,609,613   Eiffel Funding LLC (d)                                             3.080%    07/08/05          1,608,583
         624,313   Irish Life & Permanent (d)                                         3.040%    07/08/05            623,913
       1,560,783   KLIO II Funding Corporation (d)                                    3.170%    08/02/05          1,556,210
       1,337,814   Lehman Brothers Holdings (d)                                       2.762%    08/16/05          1,337,814
       1,560,783   Liquid Funding, Ltd. (d)                                           3.080%    07/05/05          1,560,221
         624,313   Morgan Stanley (d)                                                 2.470%    02/03/06            624,313
         222,969   Neptune Funding Corporation (d)                                    3.100%    07/06/05            222,869
       1,337,814   Sedna Finance, Inc. (d)                                            3.080%    07/11/05          1,336,596
         401,344   Sedna Finance, Inc. (d)                                            3.100%    07/14/05            400,871
         111,484   Sedna Finance, Inc. (d)                                            3.110%    07/19/05            111,303
       1,560,783   Solitaire Funding, LLC (d)                                         3.130%    07/21/05          1,557,942
                                                                                                            ---------------
                                                                                                                 20,187,609
                                                                                                            ---------------
   Corporate Note (2.1%)
       1,560,783   American General Finance (c)                                       3.090%    07/14/06          1,560,923
         891,876   Beta Finance, Inc. (c)                                             2.990%    06/02/06            892,090
       2,006,721   General Electric Capital Assurance Company                         3.162%    06/16/06          2,006,721
       1,114,845   Metropolitan Life Global Funding I (c)                             3.182%    03/06/06          1,114,667
       1,114,845   Morgan Stanley (c)                                                 3.090%    08/13/10          1,114,934
                                                                                                            ---------------
                                                                                                                  6,689,335
                                                                                                            ---------------
   Repurchase Agreement (1.8%)
       5,989,619   Morgan Stanley, Wells Fargo and Bank of New York Repurchase
                    Agreement account; dated 6/30/05, rate 3.487%, due 7/1/05;
                    proceeds $5,990,199 (Collateralized by Corporate Obligations)                                 5,989,619
                                                                                                            ---------------
                   Total security lending collateral (cost: $32,866,563)                                         32,866,563
                                                                                                            ---------------
  INVESTMENT COMPANIES (8.1%)
      14,971,592   American Beacon Funds, current rate 3.190%                                                    14,971,592
       1,049,498   BlackRock Provident Institutional TempFund, current rate
                    3.086%                                                                                        1,049,498
      10,500,000   JPMorgan Prime Money Market Fund, current rate 3.150%                                         10,500,000
                                                                                                            ---------------
                   Total investment companies (cost: $26,521,090)                                                26,521,090
                                                                                                            ---------------
                   Total short-term securities (cost: $59,387,653)                                               59,387,653
                                                                                                            ---------------
                   Total investments in securities (cost: $377,226,867) (n)                                 $   381,607,585
                                                                                                            ---------------
                   Payable upon return of securities loaned (10.1%)                                             (32,866,563)
                   Liabilities in excess of cash and other assets (-6.9%)                                       (22,432,638)
                                                                                                            ---------------
                   Total net assets (100%)                                                                  $   326,308,384
                                                                                                            ===============

                 See accompanying notes to financial statements.

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 2.8% of net assets in foreign securities at June 30, 2005.
(c)  Variable rate security.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 5.6% of the Portfolio's net assets at June 30, 2005.
(e) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at June 30, 2005, which includes cost and acquisition date, is as follows:

                                                                            ACQUISITION     ACQUISITION
      SECURITY:                                                                 DATE            COST
      ---------                                                            -------------   -------------
      500 Grant St Associates - 144A Issue*                                   06/12/03     $   1,840,085
      Banco Hipotecario Nacional - 144A Issue*                                01/08/01            56,237
      Global Mortgage Securitization, Ltd. - 144A Issue*                      11/24/04         2,546,183
      Multi Security Asset Trust - 144A Issue*                                02/24/05         1,560,000
      Multi Security Asset Trust - 144A Issue*                                02/24/05         1,521,239
      Oakwood Mortgage Investors, Inc.+                                       03/25/03         1,518,616
      St. George Funding Company LLC - 144A Issue*                            06/12/97         2,800,935
      Countryplace Manufactured Housing Contract - 144A Issue*                06/29/05         1,754,843
                                                                                           -------------
                                                                                           $  13,598,138
                                                                                           =============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
+    Represents a private placement security.
(f) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(g) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(h) U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(i) At June 30, 2005 the total cost of investments issued on a when-issued or forward commitment basis is $24,677,840.
(j) Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.
(k) Security pledged as collateral for when-issued purchase commitments outstanding as of June 30, 2005.
(l) Stepped rate security. Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a cleanup call or increase the stated rate.
(m) This security is being fair-valued according to procedures approved by the Board of Directors.

                 See accompanying notes to financial statements.

(n) At June 30, 2005 the cost of securities for federal income tax purposes was $377,444,365. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                              $   6,432,727
     Gross unrealized depreciation                                 (2,269,507)
                                                                -------------
     Net Unrealized Appreciation                                $   4,163,220
                                                                =============

                 See accompanying notes to financial statements.

MONEY MARKET PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 2005
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                                                 MARKET
PRINCIPAL                                                                              RATE     MATURITY        VALUE(a)
---------                                                                             ------    --------    ---------------
COMMERCIAL PAPER (33.5%)
  BASIC MATERIALS (1.6%)
   Chemicals (1.6%)
$      1,500,000   El Du Pont De Nemours Company                                      3.230%    09/06/05    $     1,490,983
                                                                                                            ---------------
  CONSUMER CYCLICAL (9.5%)
   Hardware and Tools (2.6%)
       2,500,000   The Stanley Works (d)                                              3.280%    08/29/05          2,486,561
                                                                                                            ---------------
   Household Products (3.2%)
       3,000,000   Proctor & Gamble Company (d)                                       3.060%    07/20/05          2,995,155
                                                                                                            ---------------
   Publishing (2.1%)
       2,000,000   Gannett Company, Inc. (d)                                          2.960%    07/06/05          1,999,178
                                                                                                            ---------------
   Retail (1.6%)
       1,500,000   Wal-Mart Stores, Inc. (d)                                          3.120%    08/12/05          1,494,540
                                                                                                            ---------------
  CONSUMER STAPLES (9.6%)
   Beverage (4.8%)
       2,000,000   Anheuser-Busch Companies, Inc. (d)                                 3.100%    08/11/05          1,992,939
       2,500,000   The Coca-Cola Company                                              3.060%    07/28/05          2,494,262
                                                                                                            ---------------
                                                                                                                  4,487,201
                                                                                                            ---------------
   Food (4.8%)
       3,000,000   Nestle Capital Corporation (d)                                     3.050%    07/06/05          2,998,729
       1,500,000   Nestle Capital Corporation (d)                                     3.090%    08/02/05          1,495,880
                                                                                                            ---------------
                                                                                                                  4,494,609
                                                                                                            ---------------
  FINANCIAL (8.7%)
   Auto Finance (2.1%)
       2,000,000   American Honda Finance                                             3.200%    08/04/05          1,993,956
                                                                                                            ---------------
   Commercial Finance (2.1%)
       2,000,000   General Electric Capital Corporation                               3.200%    08/03/05          1,994,133
                                                                                                            ---------------
   Consumer Finance (2.1%)
       2,000,000   AIG Sunamerica Global Financing II                                 3.080%    07/12/05          1,998,118
                                                                                                            ---------------
   Insurance (2.4%)
       2,250,000   American General Corporation                                       3.110%    08/01/05          2,243,974
                                                                                                            ---------------
  HEALTH CARE (1.1%)
   Medical Products/Supplies (1.1%)
       1,000,000   Medtronic, Inc. (d)                                                3.140%    07/27/05            997,732
                                                                                                            ---------------
  TECHNOLOGY (2.7%)
   Computer Hardware (2.7%)
       2,500,000   IBM Corporation                                                    3.000%    07/14/05          2,497,292
                                                                                                            ---------------
  TRANSPORTATION (.3%)
   Auto (.3%)
         300,000   Toyota Motor Credit Corporation                                    3.250%    08/22/05            298,592
                                                                                                            ---------------
                   Total commercial paper (cost: $31,472,024)                                                    31,472,024
                                                                                                            ---------------

                 See accompanying notes to financial statements.

                                                                                                                 MARKET
PRINCIPAL                                                                              RATE     MATURITY        VALUE(a)
---------                                                                             ------    --------    ---------------
U.S. GOVERNMENT OBLIGATIONS (54.3%)
 DISCOUNT NOTE (54.3%)
$      1,500,000   Federal Home Loan Bank                                             2.980%    07/15/05    $     1,498,262
       1,500,000   Federal Home Loan Bank                                             2.990%    07/21/05          1,497,508
       2,500,000   Federal Home Loan Bank                                             3.000%    07/25/05          2,495,000
       1,500,000   Federal Home Loan Bank                                             3.055%    07/22/05          1,497,327
       2,250,000   Federal Home Loan Bank                                             3.090%    08/05/05          2,243,241
       2,500,000   Federal Home Loan Bank                                             3.225%    08/19/05          2,489,026
       1,500,000   Federal Home Loan Bank                                             3.280%    09/08/05          1,490,570
       2,000,000   Federal Home Loan Mortgage Corporation                             2.953%    07/01/05          2,000,000
       2,000,000   Federal Home Loan Mortgage Corporation                             3.030%    07/19/05          1,996,970
       2,035,000   Federal Home Loan Mortgage Corporation                             3.070%    07/26/05          2,030,661
       1,500,000   Federal Home Loan Mortgage Corporation                             3.100%    08/08/05          1,495,092
       2,900,000   Federal Home Loan Mortgage Corporation                             3.130%    08/16/05          2,888,402
       2,500,000   Federal Home Loan Mortgage Corporation                             3.150%    08/09/05          2,491,469
       2,000,000   Federal Home Loan Mortgage Corporation                             3.250%    08/30/05          1,989,167
       2,000,000   Federal Home Loan Mortgage Corporation                             3.290%    09/07/05          1,987,571
       2,000,000   Federal National Mortgage Association                              2.940%    07/08/05          1,998,857
       2,500,000   Federal National Mortgage Association                              2.940%    07/07/05          2,498,775
       1,250,000   Federal National Mortgage Association                              2.990%    07/13/05          1,248,754
         700,000   Federal National Mortgage Association                              3.000%    07/13/05            699,300
       2,000,000   Federal National Mortgage Association                              3.000%    07/20/05          1,996,833
       1,500,000   Federal National Mortgage Association                              3.000%    07/18/05          1,497,875
       1,000,000   Federal National Mortgage Association                              3.030%    07/29/05            997,643
       1,000,000   Federal National Mortgage Association                              3.070%    07/18/05            998,574
       2,500,000   Federal National Mortgage Association                              3.110%    08/10/05          2,491,361
       1,500,000   Federal National Mortgage Association                              3.130%    08/17/05          1,493,870
       2,500,000   Federal National Mortgage Association                              3.150%    07/11/05          2,497,944
       2,500,000   Federal National Mortgage Association                              3.250%    08/24/05          2,487,812
                                                                                                            ---------------
                   Total U.S. government obligations (cost: $50,997,864)                                         50,997,864
                                                                                                            ---------------
  OTHER SHORT-TERM INVESTMENTS (10.6%)
   Beverage (2.2%)
       2,000,000   Diageo Capital PLC (b)                                             6.125%    08/15/05          2,009,384
                                                                                                            ---------------
   Drugs (4.8%)
       1,516,000   Merck & Company, Inc.                                              6.750%    09/19/05          1,529,872
       3,000,000   Pfizer, Inc. (c)                                                   3.150%    11/04/05          3,000,000
                                                                                                            ---------------
                                                                                                                  4,529,872
                                                                                                            ---------------
   Manufacturing (1.6%)
       1,500,000   Honeywell International, Inc.                                      6.875%    10/03/05          1,516,941
                                                                                                            ---------------
   Oil & Gas (2.0%)
       1,860,000   Total SA (b)                                                       7.000%    10/05/05          1,881,511
                                                                                                            ---------------
                   Total other short-term investments (cost: $9,937,708)                                          9,937,708
                                                                                                            ---------------

                 See accompanying notes to financial statements.

                                                                                                                MARKET
SHARES                                                                                                          VALUE(a)
------                                                                                                      ---------------
INVESTMENT COMPANIES (1.7%)
       1,328,009   Federated Money Market Obligation Trust--Prime Obligation
                    Fund, current rate 3.080%                                                               $     1,328,009
         265,486   JPMorgan Prime Money Market Fund, current rate 3.150%                                            265,486
                                                                                                            ---------------
                   Total investment companies (cost: $1,593,495)                                                  1,593,495
                                                                                                            ---------------
                   Total investments in securities (cost: $94,001,091) (e)                                  $    94,001,091
                                                                                                            ---------------
                   Liabilities in excess of cash and other assets (-.1%)                                           (127,701)
                                                                                                            ---------------
                   Total net assets (100%)                                                                  $    93,873,390
                                                                                                            ===============

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 4.1% of net assets in foreign securities at June 30, 2005.
(c)  Variable rate security.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 17.5% of the Portfolio's net assets as of June 30, 2005.
(e) Also represents the cost of securities for federal income tax purposes at June 30, 2005.

                 See accompanying notes to financial statements.

                                                   MORTGAGE SECURITIES PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                                   JUNE 30, 2005
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                                                MARKET
PRINCIPAL                                                                             COUPON    MATURITY        VALUE(a)
---------                                                                             ------    --------    ---------------
LONG-TERM DEBT SECURITIES (98.4%)
  GOVERNMENT OBLIGATIONS (51.8%)
   U.S. Government and Agencies Obligations (51.8%)
   Federal Home Loan Mortgage Corporation (FHLMC) (1.4%)
$        917,325   (k)                                                                5.500%    05/01/34    $       932,934
         689,035                                                                      5.500%    05/01/34            700,771
         701,117                                                                      6.500%    11/01/32            726,903
         425,453                                                                      6.500%    09/01/34            440,453
                                                                                                            ---------------
                                                                                                                  2,801,061
                                                                                                            ---------------
   Federal National Mortgage Association (FNMA) (46.1%)
       2,130,000   (h)                                                                4.500%    07/01/20          2,120,014
       1,729,507   (k)                                                                5.000%    05/01/18          1,751,761
       1,020,000   (h)                                                                5.000%    07/01/33          1,020,000
       8,815,545   (k)                                                                5.000%    11/01/33          8,827,917
       3,382,745   (k)                                                                5.000%    01/01/34          3,387,492
      11,532,123                                                                      5.000%    03/01/34         11,544,565
       1,085,603                                                                      5.000%    05/01/34          1,086,774
       1,544,579                                                                      5.000%    03/01/35          1,546,246
       1,222,607   (k)                                                                5.500%    02/01/18          1,257,815
         970,000   (h)                                                                5.500%    07/01/19            995,462
       1,573,674                                                                      5.500%    02/01/24          1,606,429
       3,029,301                                                                      5.500%    04/01/33          3,082,979
       1,209,524                                                                      5.500%    05/01/33          1,229,110
       5,248,235                                                                      5.500%    03/01/34          5,336,300
       5,974,989                                                                      5.500%    04/01/34          6,069,223
         413,301                                                                      5.500%    05/01/34            419,197
       5,626,739                                                                      5.500%    07/01/34          5,720,190
       4,150,000   (h)                                                                5.500%    07/01/34          4,205,768
       1,926,752                                                                      5.500%    09/01/34          1,956,034
       1,497,276                                                                      5.500%    10/01/34          1,518,634
       1,958,568                                                                      5.500%    02/01/35          1,987,427
         266,054                                                                      6.000%    09/01/32            274,300
         559,215                                                                      6.000%    10/01/32            576,446
       2,405,220   (k)                                                                6.000%    10/01/32          2,476,433
       2,297,679                                                                      6.000%    11/01/32          2,368,185
       2,516,412                                                                      6.000%    03/01/33          2,596,043
         773,299                                                                      6.000%    12/01/33            793,099
         944,074                                                                      6.000%    08/01/34            968,216
         837,447                                                                      6.000%    09/01/34            858,862
         427,901                                                                      6.000%    11/01/34            438,843
       1,998,443                                                                      6.000%    12/01/34          2,049,548
       1,172,167                                                                      6.500%    02/01/32          1,220,487
         956,838   (k)                                                                6.500%    02/01/32    $       996,259
         819,389                                                                      6.500%    04/01/32            854,058
         366,766                                                                      6.500%    05/01/32            381,872
       2,685,712                                                                      6.500%    07/01/32          2,796,774
          81,369                                                                      6.500%    09/01/32             84,351
         214,402                                                                      6.500%    11/01/34            221,961
       1,950,000                                                                      6.500%    03/01/35          2,021,451

                 See accompanying notes to financial statements.

                                                                                                                MARKET
PRINCIPAL                                                                             COUPON    MATURITY        VALUE(a)
---------                                                                             ------    --------    ---------------
   GOVERNMENT OBLIGATIONS--CONTINUED
$      1,146,444   (k)                                                                7.000%    09/01/31    $     1,214,312
         129,898                                                                      7.000%    11/01/31            137,163
         731,209                                                                      7.000%    02/01/32            774,935
         847,645                                                                      7.000%    06/25/32            892,941
         133,287                                                                      7.000%    07/01/32            141,069
         215,492                                                                      7.500%    04/01/31            232,264
         212,948   (c) (k)                                                            8.108%    12/25/15            217,343
                                                                                                            ---------------
                                                                                                                 92,256,552
                                                                                                            ---------------
    Government National Mortgage Association (GNMA) (3.6%)
              --   (c) (g)                                                            0.378%    03/16/42            720,016
              --   (c) (g)                                                            0.994%    06/17/45          1,311,729
              --   (c) (g)                                                            1.188%    07/16/40            819,026
              --   (c) (g)                                                            1.310%    03/16/34            719,902
         433,829                                                                      5.000%    11/15/33            437,813
       3,110,052                                                                      5.500%    12/15/34          3,179,170
                                                                                                            ---------------
                                                                                                                  7,187,656
                                                                                                            ---------------
    State and Local Government Obligations (.6%)
       1,305,000   Pleasant Hill California                                           7.950%    09/20/15          1,338,330
                                                                                                            ---------------
    Vendee Mortgage Trust (.1%)
         235,718   Vendee Mortgage Trust                                              7.793%    02/15/25            249,669
                                                                                                            ---------------
                   Total U.S. government and agencies obligations
                    (cost: $103,665,179)                                                                        103,833,268
                                                                                                            ---------------
   ASSET-BACKED SECURITIES (19.7%)
       1,405,000   ABFS Mortgage Loan Trust (l)                                       7.423%    12/15/33          1,427,364
       2,200,000   Associates Manufactured Housing Pass Through Certificates          7.900%    03/15/27          2,357,230
       1,250,000   BankAmerica Manufactured Housing Contract Trust                    7.015%    01/10/28          1,307,146
       5,291,000   BankAmerica Manufactured Housing Contract Trust                    7.800%    10/10/26          5,606,964
         350,000   Centex Home Equity (l) (m)                                         5.048%    06/25/35            350,656
         900,000   Countryplace Manufactured Housing
                   Contract - 144A Issue (e) (h) (m)                                  4.420%    07/15/09            901,969
       1,080,000   Countryplace Manufactured Housing
                   Contract - 144A Issue (e) (h) (m)                                  4.800%    11/15/13          1,088,268
       1,000,000   Credit-Based Asset Servicing and Securities (l)                    4.974%    01/25/35          1,001,158
       1,300,000   Credit-Based Asset Servicing and Securitization (l)                5.109%    06/25/35          1,311,276
         127,728   Green Tree Financial Corporation                                   7.050%    01/15/19            133,641
         350,000   Green Tree Financial Corporation                                   7.950%    08/15/25            372,702
         694,595   Green Tree Financial Corporation                                   8.300%    11/15/19            734,425
         882,236   Green Tree Financial Corporation                                   8.400%    06/15/19            935,130
       1,418,442   Green Tree Financial Corporation (n)                               9.100%    04/15/25          1,760,945
       1,330,319   GRMT Fairbanks Trust - 144A Issue (c) (e)                          5.360%    06/20/32          1,342,569
       1,950,723   Lehman ABS Manufactured Housing Contract                           5.873%    05/15/22          2,001,908
         283,860   Metropolitan Asset Funding, Inc. - 144A Issue (f)                  6.980%    05/20/12            283,333
         282,544   Metropolitan Asset Funding, Inc. - 144A Issue (f)                  7.130%    06/20/12            282,004
       2,492,896   Mid-State Trust                                                    7.790%    07/01/35          2,657,712
         789,665   MMCA Automobile Trust                                              5.370%    01/15/10            791,682

                 See accompanying notes to financial statements.

                                                                                                                MARKET
PRINCIPAL                                                                             COUPON    MATURITY        VALUE(a)
---------                                                                             ------    --------    ---------------
   ASSET-BACKED SECURITIES--CONTINUED
$      1,397,706   Oakwood Mortgage Investors, Inc.                                   7.375%    08/15/27    $     1,457,959
       1,595,828   Oakwood Mortgage Investors, Inc. (e)                               8.100%    08/15/26          1,650,695
          79,044   Origen Manufactured Housing                                        2.020%    10/15/13             78,472
         500,000   Origen Manufactured Housing                                        4.750%    08/15/21            499,057
         870,000   Origen Manufactured Housing                                        4.970%    10/15/21            883,278
       1,600,000   Origen Manufactured Housing                                        5.910%    01/15/35          1,655,269
         500,000   Residential Asset Mortgage Products, Inc. (c)                      5.145%    01/25/35            500,900
       1,250,000   Residential Asset Mortgage Products, Inc. (l)                      6.092%    12/25/33          1,276,852
       1,000,000   Residential Funding Mortgage Securities (l)                        5.090%    07/25/33            995,910
         439,188   The Money Store Home Equity Trust (c)                              3.370%    08/15/29            439,153
         808,681   Vanderbilt Mortgage Finance                                        7.070%    12/07/14            826,176
       2,250,000   Vanderbilt Mortgage Finance                                        7.955%    12/07/24          2,436,528
                                                                                                            ---------------
                   Total Asset-Backed Securities (Cost: $38,670,630)                                             39,348,331
                                                                                                            ---------------
   OTHER MORTGAGE-BACKED SECURITIES (25.8%)
    Collateralized Mortgage Obligations/Mortgage Revenue Bonds (15.9%)
         373,561   Banc of America Alternative Loan Trust                             6.000%    12/25/34            380,555
       2,506,371   Banc of America Funding Corporation (c)                            5.027%    09/20/34          2,517,312
       1,476,842   Banc of America Funding Corporation                                6.500%    07/20/32          1,558,328
       1,641,032   Banc of America Mortgage Securities Corporation                    5.750%    08/25/34          1,666,460
          10,000   Banco Hipotecario Nacional - 144A Issue (b) (c) (e) (j)            4.764%    03/25/11                250
         483,591   Banco Hipotecario Nacional - 144A Issue (b) (e) (j)                7.540%    05/31/17             24,180
          50,980   Banco Hipotecario Nacional - 144A Issue (b) (e) (j)                7.916%    07/25/09              1,274
         985,869   Bear Stearns Mortgage Securities, Inc.                             8.000%    11/25/29            983,223
       1,823,711   BlackRock Capital Finance LP - 144A Issue (f)                      7.750%    09/25/26          1,859,673
       2,541,490   Charlie Mac                                                        5.000%    10/25/34          2,529,136
       1,131,619   Chase Mortgage Financial Corporation                               5.500%    10/25/33          1,136,574
       2,000,000   Countrywide Home Loan Mortgage Pass Through Trust                  4.150%    08/25/33          1,902,475
       1,704,433   Credit Suisse First Boston Mortgage Securities Corporation         6.000%    11/25/18          1,749,688
         852,668   Global Mortgage Securitization, Ltd.                               5.250%    04/25/32            848,937
       2,132,035   Global Mortgage Securitization, Ltd. - 144A Issue (e)              5.250%    11/25/32          2,140,168
       2,461,747   Master Asset Securitization Trust                                  5.500%    11/25/33          2,480,087
         243,926   Prudential Home Mortgage Securities - 144A Issue (f)               7.900%    04/28/22            242,741
          47,412   Prudential Home Mortgage Securities - 144A Issue (c) (f)           8.004%    09/28/24             47,238
       1,498,505   Residential Accredit Loans, Inc.                                   5.750%    06/25/33          1,544,074
         369,552   Residential Accredit Loans, Inc. - 144A Issue (f)                  6.250%    03/25/14            370,364
         145,913   Sequoia Mortgage Funding Company - 144A Issue (f)                  6.380%    08/28/31            145,305
          83,355   Structured Asset Mortgage Investments, Inc.                        6.750%    04/30/30             83,023
       2,000,000   Structured Asset Securities Corporation (l)                        5.630%     5/25/34          2,021,390
       2,700,000   Structured Asset Securities Corporation (l)                        6.000%    06/25/34          2,769,330
       1,200,000   Wells Fargo Mortgage Backed Securities (c)                         4.520%    11/25/33          1,191,720
       1,619,246   Wells Fargo Mortgage Backed Securities                             5.500%    02/25/34          1,653,096
                                                                                                            ---------------
                                                                                                                 31,846,601
                                                                                                            ---------------

                 See accompanying notes to financial statements.

                                                                                                                MARKET
PRINCIPAL/SHARES                                                                      COUPON    MATURITY        VALUE(a)
----------------                                                                      ------    --------    ---------------
   OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
    Commercial Mortgage-Backed Securities (9.9%)
$             --   Asset Securitization Corporation (c) (g)                           2.263%    08/13/29    $       861,451
              --   Asset Securitization Corporation (e) (g)                           2.433%    08/13/27            578,187
              --   Asset Securitization Corporation - 144A Issue (c) (f) (g)          1.798%    10/13/26            823,588
       1,500,000   Bear Stearns Commercial Mortgage - 144A Issue (f)                  5.064%    05/14/16          1,529,558
       4,936,000   FFCA Secured Lending Corporation                                   8.910%    06/01/20          5,203,615
       2,726,000   FFCA Secured Lending Corporation - 144A Issue (c) (e)              4.360%    02/18/22          2,532,774
       1,290,000   FFCA Secured Lending Corporation - 144A Issue (c) (e)              4.610%    02/18/22          1,188,380
         586,613   GMAC Commercial Mortgage Securities (e) (m)                        5.940%    07/01/13            587,713
         500,000   Hilton Hotel Pool Trust - 144A Issue (c) (f) (i)                   3.611%    10/03/15            503,126
       1,000,000   Hilton Hotel Pool Trust - 144A Issue (f)                           7.458%    10/03/15          1,121,022
       1,500,000   JP Morgan Chase Commercial Mortgage Sec. - 144A Issue (f)          6.221%    10/12/37          1,623,751
              --   Multi Security Asset Trust - 144A Issue (c) (e) (g)                1.067%    11/28/35          1,226,364
         990,000   Multi Security Asset Trust - 144A Issue (c) (e)                    5.880%    11/28/35            994,353
       1,000,000   Nationslink Funding Corporation - 144A Issue (f)                   5.000%    08/20/30            974,354
                                                                                                            ---------------
                                                                                                                 19,748,236
                                                                                                            ---------------
                   Total other mortgage-backed securities (cost: $53,028,140)                                    51,594,837
                                                                                                            ---------------
CORPORATE OBLIGATIONS (1.1%)
   FINANCIAL (1.1%)
    Real Estate (1.1%)
       2,250,000   Covenant Retirement Communities, Inc. (c)                          7.000%    06/01/06          2,258,831
                                                                                                            ---------------
                   Total corporate obligations (cost: $2,250,000)                                                 2,258,831
                                                                                                            ---------------
                   Total long-term debt securities (cost: $197,613,949)                                         197,035,267
                                                                                                            ---------------
SHORT-TERM SECURITIES (13.0%)
   SECURITY LENDING COLLATERAL (6.6%)
    Commercial Paper (4.1%)
         627,977   Amsterdam Funding Corporation (d)                                  3.100%    07/11/05            627,405
         381,272   ANZ National, Ltd. (d)                                             3.100%    07/08/05            381,028
         448,555   BHP Billiton Financial USA, Ltd. (d)                               3.100%    07/05/05            448,394
         762,544   Cedar Springs Capital Company (d)                                  3.140%    07/20/05            761,224
         677,767   Concord Minutemen Capital Company (d)                              3.130%    07/07/05            677,401
         735,630   Crown Point Capital Company (d)                                    3.100%    07/05/05            735,365
          89,711   Eiffel Funding LLC (d)                                             3.100%    07/05/05             89,679
         647,624   Eiffel Funding LLC (d)                                             3.080%    07/08/05            647,209
         251,191   Irish Life & Permanent (d)                                         3.040%    07/08/05            251,030
         627,977   KLIO II Funding Corporation (d)                                    3.170%    08/02/05            626,137
         538,266   Lehman Brothers Holdings (d)                                       2.762%    08/16/05            538,266
         627,977   Liquid Funding, Ltd. (d)                                           3.080%    07/05/05            627,751
         251,191   Morgan Stanley (d)                                                 2.470%    02/03/06            251,191
          89,711   Neptune Funding Corporation (d)                                    3.100%    07/06/05             89,671
         538,266   Sedna Finance, Inc. (d)                                            3.080%    07/11/05            537,776
         161,480   Sedna Finance, Inc. (d)                                            3.100%    07/14/05            161,289

                 See accompanying notes to financial statements.

PRINCIPAL/                                                                                                      MARKET
SHARES                                                                                COUPON    MATURITY        VALUE(a)
----------------                                                                      ------    --------    ---------------
   SECURITY LENDING COLLATERAL--CONTINUED
          44,856   Sedna Finance, Inc. (d)                                            3.110%    07/19/05    $        44,782
         627,977   Solitaire Funding, LLC (d)                                         3.130%    07/21/05            626,834
                                                                                                            ---------------
                                                                                                                  8,122,432
                                                                                                            ---------------
    Corporate Note (1.3%)
         627,977   American General Finance (c)                                       3.090%    07/14/06            628,034
         358,844   Beta Finance, Inc. (c)                                             2.990%    06/02/06            358,930
         807,399   General Electric Capital Assurance Company                         3.162%    06/16/06            807,399
         448,555   Metropolitan Life Global Funding I (c)                             3.182%    03/06/06            448,483
         448,555   Morgan Stanley (c)                                                 3.090%    08/13/10            448,591
                                                                                                            ---------------
                                                                                                                  2,691,437
                                                                                                            ---------------
    Repurchase Agreement (1.2%)
       2,409,908   Morgan Stanley, Wells Fargo and Bank of New York Repurchase
                    Agreement account; dated 6/30/05, rate 3.487%, due 7/1/05;
                    proceeds $2,410,141 (Collateralized by Corporate Obligations)                                 2,409,908
                                                                                                            ---------------
                   Total security lending collateral (cost: $13,223,777)                                         13,223,777
                                                                                                            ---------------
   INVESTMENT COMPANIES (6.4%)
       9,060,145   American Beacon Funds, current rate 3.190%                                                     9,060,145
         145,039   BlackRock Provident Institutional TempFund, current
                    rate 3.086%                                                                                     145,039
       3,500,298   JPMorgan Prime Money Market Fund, current rate 3.150%                                          3,500,298
                                                                                                            ---------------
                   Total investment companies (cost: $12,705,482)                                                12,705,482
                                                                                                            ---------------
                   Total short-term securities (cost: $25,929,259)                                               25,929,259
                                                                                                            ---------------
                   Total investments in securities (cost: $223,543,208) (o)                                 $   222,964,526
                                                                                                            ---------------
                   Payable upon return of securities loaned (-6.6%)                                             (13,223,777)
                   Liabilities in excess of cash and other assets (-4.8%)                                        (9,585,672)
                                                                                                            ---------------
                   Total net assets (100%)                                                                  $   200,155,077
                                                                                                            ===============

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held .01% of net assets in foreign securities at June 30, 2005.
(c)  Variable rate security.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 3.66% of the Portfolio's net assets at June 30, 2005.

                 See accompanying notes to financial statements.

(e) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at June 30, 2005, which includes cost and acquisition date, is as follows:

                                                                            ACQUISITION     ACQUISITION
      SECURITY:                                                                 DATE            COST
      ---------                                                            -------------   -------------
      Banco Hipotecario Nacional - 144A Issue*                               09/06/02      $         746
      Banco Hipotecario Nacional - 144A Issue*                                Various            454,308
      Banco Hipotecario Nacional - 144A Issue*                                Various             48,918
      Countryplace Manufactured Housing Contract - 144A Issue*               06/29/05            899,961
      Countryplace Manufactured Housing Contract - 144A Issue*               06/29/05          1,079,864
      FFCA Secured Lending Corporation - 144A Issue*                         05/14/03          2,384,398
      FFCA Secured Lending Corporation - 144A Issue*                         05/19/03          1,086,220
      Global Mortgage Securitization, Ltd. - 144A Issue*                     11/24/04          2,113,995
      GRMT Fairbanks Trust - 144A Issue*                                     07/15/03          1,297,892
      Multi Security Asset Trust - 144A Issue*                               02/24/05            976,198
      Multi Security Asset Trust - 144A Issue*                               02/24/05          1,320,116
      Asset Securitization Corporation+                                      11/28/98            760,514
      GMAC Commercial Mortgage Securities+                                   11/12/01            562,072
      Oakwood Mortgage Investors, Inc.+                                      03/25/03          1,664,843
                                                                                           -------------
                                                                                           $  14,650,045
                                                                                           =============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
+    Represents a private placement security.
(f) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(g) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(h) At June 30, 2005 the total cost of investments issued on a when-issued or forward commitment basis is $10,300,053.

                 See accompanying notes to financial statements.

(i) Partially pledged as initial margin deposit on open Euro futures purchase contracts.

HOLDINGS OF OPEN FUTURES CONTRACTS
On June 30, 2005, securities with an aggregate market value of $503,126 have been segregated to cover margin requirements for the following open futures contracts:

                                      NUMBER OF    POSITION     UNREALIZED      UNREALIZED
         TYPE         EXPIRATION      CONTRACTS      TYPE      APPRECIATION    DEPRECIATION
     -----------    --------------    ---------    --------    ------------    ------------
     90 Day Euro    September 2005            4      Long         $      --       $  10,070
     90 Day Euro     December 2005            4      Long                --           8,858
     90 Day Euro        March 2006            4      Long                --           7,007
     90 Day Euro         June 2006            4      Long                --           5,345
     90 Day Euro    September 2006            4      Long                --           4,070
     90 Day Euro     December 2006            3      Long                --           2,752
     90 Day Euro        March 2007            3      Long                --           1,928
     90 Day Euro         June 2007            3      Long                --           1,290
     90 Day Euro    September 2007            3      Long                --             615
     90 Day Euro     December 2007            3      Long                22              --
     90 Day Euro        March 2008            3      Long               660              --
     90 Day Euro         June 2008            3      Long             1,260              --
     90 Day Euro    September 2008            3      Long             1,748              --
     90 Day Euro     December 2008            3      Long             2,235              --
     90 Day Euro        March 2009            3      Long             2,760              --
     90 Day Euro         June 2009            3      Long             3,210              --
     90 Day Euro    September 2009            3      Long             3,622              --
                                             --                   ---------       ---------
                                             56                   $  15,517       $  41,935
                                             ==                   =========       =========

(j) Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal. This security is being fair valued according to procedures approved by the board of directors.
(k) Security pledged as collateral for when-issued purchase commitments outstanding as of June 30, 2005.
(l) Stepped rate security. Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a clean-up call or increase the stated rate.
(m) This security is being fair-valued according to procedures approved by the Board of Directors.
(n)  Security is in default with respect to interest payments.
(o) At June 30, 2005 the cost of securities for federal income tax purposes was $223,662,721. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                             $   2,985,630
     Gross unrealized depreciation                                                (3,683,825)
                                                                               -------------
     Net unrealized depreciation                                               $    (698,195)
                                                                               =============

                 See accompanying notes to financial statements.

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 2005
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                            MARKET
SHARES                                                                     VALUE(a)
---------                                                               --------------
COMMON STOCKS (99.4%)
  BASIC MATERIALS (3.1%)
   Chemicals (1.6%)
   13,386   Air Products and Chemicals, Inc.                            $      807,176
    3,905   Ashland, Inc. (b)                                                  280,652
    4,700   Eastman Chemical Company                                           259,205
   12,790   Ecolab, Inc.                                                       413,884
   58,032   EI Du Pont de Nemours & Company                                  2,495,956
    6,994   Engelhard Corporation                                              199,679
    3,036   Great Lakes Chemical Corporation                                    95,543
    6,493   Hercules, Inc. (b)                                                  91,876
    5,116   International Flavors & Fragrances, Inc.                           185,301
    9,999   PPG Industries, Inc.                                               627,537
   18,841   Praxair, Inc.                                                      877,991
   11,243   Rohm & Haas Company                                                521,000
    4,028   Sigma-Aldrich Corporation                                          225,729
   56,003   The Dow Chemical Company                                         2,493,814
    7,253   The Sherwin-Williams Company                                       341,544
                                                                        --------------
                                                                             9,916,887
                                                                        --------------
   Construction (.1%)
    5,950   Vulcan Materials Company                                           386,690
                                                                        --------------
   Iron and Steel (.1%)
    5,170   Allegheny Technologies, Inc.                                       114,050
    9,308   Nucor Corporation                                                  424,631
    6,654   United States Steel Corporation                                    228,698
                                                                        --------------
                                                                               767,379
                                                                        --------------
   Mining (.5%)
   50,775   Alcoa, Inc.                                                      1,326,751
   10,440   Freeport-McMoRan Copper & Gold, Inc.                               390,874
   26,013   Newmont Mining Corporation                                       1,015,287
    5,692   Phelps Dodge Corporation                                           526,510
                                                                        --------------
                                                                             3,259,422
                                                                        --------------
   Paper and Forest (.8%)
    6,240   Bemis Company                                               $      165,610
   15,168   Georgia-Pacific Corporation                                        482,342
   28,523   International Paper Company                                        861,680
   27,873   Kimberly-Clark Corporation                                       1,744,571
    6,422   Louisiana-Pacific Corporation                                      157,853
   10,879   MeadWestvaco Corporation                                           305,047
   10,723   Plum Creek Timber Company, Inc.                                    389,245
    7,270   Temple-Inland, Inc.                                                270,080
   14,270   Weyerhaeuser Company                                               908,286
                                                                        --------------
                                                                             5,284,714
                                                                        --------------
  CAPITAL GOODS (8.8%)
   Aerospace/Defense (2.0%)
   11,683   General Dynamics Corporation                                     1,279,756
    6,970   Goodrich Corporation                                               285,491
    6,914   L-3 Communications Holdings, Inc.                                  529,474
   23,539   Lockheed Martin Corporation                                      1,526,975
   20,920   Northrop Grumman Corporation                                     1,155,830
   26,347   Raytheon Company                                                 1,030,695
   10,203   Rockwell Automation, Inc.                                          496,988
   10,404   Rockwell Collins, Inc.                                             496,063
   48,142   The Boeing Company                                               3,177,372
   59,638   United Technologies Corporation                                  3,062,411
                                                                        --------------
                                                                            13,041,055
                                                                        --------------
   Containers -- Metal/Glass (--)
    6,374   Ball Corporation                                                   229,209
                                                                        --------------
   Electrical Equipment (4.1%)
   10,486   American Power Conversion Corporation                              247,365
    5,456   Cooper Industries, Ltd.                                            348,638
   24,277   Emerson Electric Company                                         1,520,468

                 See accompanying notes to financial statements.

                                                                            MARKET
SHARES                                                                     VALUE(a)
---------                                                               --------------
  CAPITAL GOODS--CONTINUED
  617,903   General Electric Company (f)                                $   21,410,339
   49,665   Honeywell International, Inc.                                    1,819,229
    9,774   Molex, Inc.                                                        254,515
    9,318   Thermo Electron Corporation (b)                                    250,375
                                                                        --------------
                                                                            25,850,929
                                                                        --------------
   Engineering/Construction (.3%)
   19,907   Caterpillar, Inc.                                                1,897,336
    5,038   Fluor Corporation                                                  290,138
                                                                        --------------
                                                                             2,187,474
                                                                        --------------
   Machinery (.3%)
   14,411   Deere & Company                                                    943,776
    9,821   Ingersoll-Rand Company, Ltd. (c)                                   700,728
                                                                        --------------
                                                                             1,644,504
                                                                        --------------
   Manufacturing (1.9%)
   44,836   3M Company                                                       3,241,643
   16,064   Danaher Corporation                                                840,790
   11,891   Dover Corporation                                                  432,594
    8,780   Eaton Corporation                                                  525,922
   15,904   Illinois Tool Works, Inc.                                        1,267,231
    5,426   ITT Industries, Inc.                                               529,740
   11,037   Leggett & Platt, Inc.                                              293,363
    7,247   Pall Corporation                                                   220,019
    6,976   Parker Hannifin Corporation                                        432,582
    4,911   Sealed Air Corporation (b)                                         244,519
    7,891   Textron, Inc.                                                      598,532
  117,659   Tyco International, Ltd. (c)                                     3,435,643
                                                                        --------------
                                                                            12,062,578
                                                                        --------------
   Trucks and Parts (--)
    2,520   Cummins, Inc.                                                      188,017
                                                                        --------------
   Waste Management (.2%)
   15,741   Allied Waste Industries, Inc. (b)                                  124,826
   33,084   Waste Management, Inc.                                             937,601
                                                                        --------------
                                                                             1,062,427
                                                                        --------------
  COMMUNICATION SERVICES (4.6%)
   Cellular (.3%)
   65,565   Nextel Communications, Inc. (b)                             $    2,118,405
                                                                        --------------
   Telecommunication (1.5%)
    6,661   ADC Telecommunications, Inc. (b)                                   145,010
    9,380   Andrew Corporation (b)                                             119,689
   27,792   Avaya, Inc. (b)                                                    231,229
   33,588   Ciena Corporation (b)                                               70,199
   11,668   Comverse Technology, Inc. (b)                                      275,948
   84,433   Corning, Inc. (b)                                                1,403,276
   84,335   JDS Uniphase Corporation (b)                                       128,189
  258,101   Lucent Technologies, Inc. (b)                                      751,074
  142,867   Motorola, Inc.                                                   2,608,751
   95,173   Qualcomm, Inc.                                                   3,141,661
    8,854   Scientific-Atlanta, Inc.                                           294,573
   26,116   Tellabs, Inc. (b)                                                  227,209
                                                                        --------------
                                                                             9,396,808
                                                                        --------------
   Telephone (2.8%)
   19,061   Alltel Corporation                                               1,187,119
   46,620   AT&T Corporation                                                   887,645
  106,675   BellSouth Corporation                                            2,834,355
    7,649   CenturyTel, Inc.                                                   264,885
   19,843   Citizens Communications Company                                    266,690
   97,419   Qwest Communications International, Inc. (b)                       361,424
  192,440   SBC Communications, Inc.                                         4,570,450
   86,180   Sprint Corporation-FON Group                                     2,162,256
  161,216   Verizon Communications, Inc.                                     5,570,013
                                                                        --------------
                                                                            18,104,837
                                                                        --------------
  CONSUMER CYCLICAL (10.7%)
   Auto (.5%)
    3,642   Cooper Tire & Rubber Company                                        67,632
    8,742   Dana Corporation                                                   131,217
   32,659   Delphi Corporation                                                 151,864
  107,219   Ford Motor Company                                               1,097,923
   32,971   General Motors Corporation                                       1,121,014

                 See accompanying notes to financial statements.

                                                                            MARKET
SHARES                                                                     VALUE(a)
---------                                                               --------------
  CONSUMER CYCLICAL--CONTINUED
   11,157   Johnson Controls, Inc.                                      $      628,474
   10,250   The Goodyear Tire & Rubber Company (b)                             152,725
    7,427   Visteon Corporation                                                 44,785
                                                                        --------------
                                                                             3,395,634
                                                                        --------------
   Building Materials (.2%)
   10,410   American Standard Companies, Inc.                                  436,387
   25,267   Masco Corporation                                                  802,480
                                                                        --------------
                                                                             1,238,867
                                                                        --------------
   Construction (.1%)
    7,453   Centex Corporation                                                 526,704
    4,906   KB Home                                                            373,984
                                                                        --------------
                                                                               900,688
                                                                        --------------
   Distribution Durables (.1%)
   10,188   Genuine Parts Company                                              418,625
    4,912   WW Grainger, Inc.                                                  269,128
                                                                        --------------
                                                                               687,753
                                                                        --------------
   Entertainment (.1%)
   20,028   International Game Technology                                      563,788
                                                                        --------------
   Hardware and Tools (.1%)
    4,733   Black & Decker Corporation                                         425,260
    3,338   Snap-On, Inc.                                                      114,493
    4,427   The Stanley Works                                                  201,606
                                                                        --------------
                                                                               741,359
                                                                        --------------
   Home Builders (.1%)
    6,977   Pulte Homes, Inc.                                                  587,812
                                                                        --------------
   Houseware (.1%)
    4,581   Maytag Corporation                                                  71,738
    3,920   Whirlpool Corporation                                              274,831
                                                                        --------------
                                                                               346,569
                                                                        --------------
   Leisure (.6%)
    5,625   Brunswick Corporation                                              243,675
   30,755   Carnival Corporation                                             1,677,685
   16,585   Harley-Davidson, Inc.                                              822,616
    9,728   Hasbro, Inc.                                                       202,245
   23,981   Mattel, Inc.                                                       438,852
    7,544   Sabre Holdings Corporation                                         150,503
                                                                        --------------
                                                                             3,535,576
                                                                        --------------
   Lodging -- Hotel (.4%)
   10,582   Harrah's Entertainment, Inc.                                $      762,645
   22,247   Hilton Hotels Corporation                                          530,591
   11,564   Marriott International, Inc.                                       788,896
   12,591   Starwood Hotels & Resorts Worldwide, Inc.                          737,455
                                                                        --------------
                                                                             2,819,587
                                                                        --------------
   Photography/Imagery (.1%)
   16,735   Eastman Kodak Company                                              449,335
                                                                        --------------
   Publishing (1.0%)
    4,157   Dow Jones & Company, Inc.                                          147,366
   14,471   Gannett Company, Inc.                                            1,029,322
    4,334   Knight-Ridder, Inc.                                                265,847
    2,578   Meredith Corporation                                               126,477
    8,484   New York Times Company                                             264,277
  168,047   News Corporation                                                 2,719,000
   21,824   The McGraw-Hill Companies, Inc.                                    965,712
   17,312   Tribune Company                                                    609,036
                                                                        --------------
                                                                             6,127,037
                                                                        --------------
   Retail (6.1%)
   13,008   Autonation, Inc. (b)                                               266,924
    3,825   Autozone, Inc. (b)                                                 353,660
   17,212   Bed Bath & Beyond, Inc. (b)                                        719,117
   17,428   Best Buy Company, Inc.                                           1,194,689
    6,546   Big Lots, Inc. (b)                                                  86,669
   11,091   Circuit City Stores, Inc.                                          191,763
   27,829   Costco Wholesale Corporation                                     1,247,296
   47,194   CVS Corporation                                                  1,371,930
    4,171   Dillards, Inc.                                                      97,685
   17,497   Dollar General Corporation                                         356,239
    9,675   Family Dollar Stores, Inc.                                         252,518
    9,973   Federated Department Stores, Inc.                                  730,821
  125,046   Home Depot, Inc.                                                 4,864,289

                 See accompanying notes to financial statements.

                                                                            MARKET
SHARES                                                                     VALUE(a)
---------                                                               --------------
  CONSUMER CYCLICAL--CONTINUED
   15,340   JC Penney Company, Inc.                                     $      806,577
   19,027   Kohl's Corporation (b)                                           1,063,800
   22,150   Limited Brands, Inc.                                               474,453
   45,004   Lowe's Companies, Inc.                                           2,620,133
   13,307   Nike, Inc.                                                       1,152,386
    7,161   Nordstrom, Inc.                                                    486,733
   18,401   Office Depot, Inc. (b)                                             420,279
    4,114   OfficeMax, Inc.                                                    122,474
    9,069   RadioShack Corporation                                             210,129
    3,278   Reebok International, Ltd.                                         137,119
    5,957   Sears Holding Corporation (b)                                      892,776
   42,915   Staples, Inc.                                                      914,948
   51,465   Target Corporation                                               2,800,211
   44,147   The Gap, Inc.                                                      871,903
   17,446   The May Department Stores Company                                  700,631
    8,367   Tiffany & Company                                                  274,103
   27,407   TJX Companies, Inc.                                                667,360
   12,904   Toys 'R' Us, Inc. (b)                                              341,698
   59,524   Walgreen Company                                                 2,737,509
  194,916   Wal-Mart Stores, Inc.                                            9,394,951
                                                                        --------------
                                                                            38,823,773
                                                                        --------------
   Service (.8%)
   61,264   Cendant Corporation                                              1,370,476
    8,268   Convergys Corporation (b)                                          117,571
   70,775   eBay, Inc. (b)                                                   2,336,283
   24,585   Interpublic Group of Companies, Inc. (b)                           299,445
    7,007   Monster Worldwide, Inc. (b)                                        200,961
   10,684   Omnicom Group                                                      853,224
    9,279   Robert Half International, Inc.                                    231,696
                                                                        --------------
                                                                             5,409,656
                                                                        --------------
   Textiles (.3%)
    8,697   Cintas Corporation                                                 335,704
   21,971   Coach, Inc. (b)                                                    737,566
    7,024   Jones Apparel Group, Inc.                                          218,025
    6,334   Liz Claiborne, Inc.                                                251,840
    5,788   VF Corporation                                                     331,189
                                                                        --------------
                                                                             1,874,324
                                                                        --------------
   Trucks and Parts (.1%)
    3,773   Navistar International Corporation (b)                      $      120,736
   10,128   Paccar, Inc.                                                       688,704
                                                                        --------------
                                                                               809,440
                                                                        --------------
  CONSUMER STAPLES (10.6%)
   Agriculture Products (.3%)
   36,276   Archer-Daniels-Midland Company                                     775,581
   15,644   Monsanto Company                                                   983,538
                                                                        --------------
                                                                             1,759,119
                                                                        --------------
   Beverage (2.2%)
   45,231   Anheuser-Busch Companies, Inc.                                   2,069,318
    5,308   Brown-Forman Corporation                                           320,922
   20,489   Coca-Cola Enterprises, Inc.                                        450,963
    4,573   Molson Coors Brewing Company                                       283,526
   11,417   Pepsi Bottling Group, Inc.                                         326,640
   97,560   PepsiCo, Inc.                                                    5,261,411
  131,861   The Coca-Cola Company                                            5,505,197
                                                                        --------------
                                                                            14,217,977
                                                                        --------------
   Broadcasting (.8%)
   29,708   Clear Channel Communications, Inc.                                 918,868
  128,491   Comcast Corporation (b)                                          3,944,674
   16,935   Univision Communications, Inc. (b)                                 466,559
                                                                        --------------
                                                                             5,330,101
                                                                        --------------
   Entertainment (1.0%)
   93,932   Viacom, Inc.                                                     3,007,703
  118,927   Walt Disney Company                                              2,994,582
                                                                        --------------
                                                                             6,002,285
                                                                        --------------
   Food (1.3%)
   18,908   Campbell Soup Company                                              581,799
   30,091   ConAgra Foods, Inc.                                                696,908
   21,539   General Mills, Inc.                                              1,007,810
   12,668   Hershey Company                                                    786,683

                 See accompanying notes to financial statements.

                                                                            MARKET
SHARES                                                                     VALUE(a)
---------                                                               --------------
  CONSUMER STAPLES--CONTINUED
   20,335   HJ Heinz Company                                            $      720,266
   20,369   Kellogg Company                                                    905,198
    7,877   McCormick & Company, Inc.                                          257,420
   45,867   Sara Lee Corporation                                               908,625
   36,881   Sysco Corporation                                                1,334,723
   11,417   WM Wrigley Jr Company                                              785,946
                                                                        --------------
                                                                             7,985,378
                                                                        --------------
   Household Products (.3%)
    5,884   Avery Dennison Corporation                                         311,617
    9,032   Clorox Company                                                     503,263
    8,532   Fortune Brands, Inc.                                               757,642
   15,941   Newell Rubbermaid, Inc.                                            380,033
    8,640   Pactiv Corporation (b)                                             186,451
                                                                        --------------
                                                                             2,139,006
                                                                        --------------
   Personal Care (2.1%)
    4,992   Alberto-Culver Company                                             216,303
   27,527   Avon Products, Inc.                                              1,041,897
   30,480   Colgate-Palmolive Company                                        1,521,257
  144,168   Procter & Gamble Company                                         7,604,862
   58,121   The Gillette Company                                             2,942,666
                                                                        --------------
                                                                            13,326,985
                                                                        --------------
   Restaurants (.7%)
    8,488   Darden Restaurants, Inc.                                           279,934
   73,843   McDonald's Corporation                                           2,049,143
   22,709   Starbucks Corporation (b)                                        1,173,147
    6,651   Wendy's International, Inc.                                        316,920
   16,881   Yum! Brands, Inc.                                                  879,162
                                                                        --------------
                                                                             4,698,306
                                                                        --------------
   Retail (.3%)
   21,384   Albertson's, Inc.                                                  442,221
   42,458   Kroger Company (b)                                                 807,976
   26,022   Safeway, Inc.                                                      587,837
    7,955   Supervalu, Inc.                                                    259,413
                                                                        --------------
                                                                             2,097,447
                                                                        --------------
   Service (.2%)
    9,524   Apollo Group, Inc. (b)                                      $      744,967
   12,409   RR Donnelly & Sons Company                                         428,235
                                                                        --------------
                                                                             1,173,202
                                                                        --------------
   Tobacco (1.4%)
  120,654   Altria Group, Inc.                                               7,801,488
    6,757   Reynolds American, Inc.                                            532,452
    9,634   UST, Inc.                                                          439,888
                                                                        --------------
                                                                             8,773,828
                                                                        --------------
  ENERGY (8.7%)
   Oil & Gas (7.5%)
    5,019   Amerada Hess Corporation                                           534,574
   13,726   Anadarko Petroleum Corporation                                   1,127,591
   19,158   Apache Corporation                                               1,237,607
   22,459   Burlington Resources, Inc.                                       1,240,635
  122,243   ChevronTexaco Corporation                                        6,835,829
   81,116   ConocoPhillips                                                   4,663,359
   27,600   Devon Energy Corporation                                         1,398,768
   13,950   EOG Resources, Inc.                                                792,360
  370,869   Exxon Mobil Corporation (f)                                     21,313,839
    6,812   Kerr-McGee Corporation                                             519,824
   20,258   Marathon Oil Corporation                                         1,081,169
    8,690   Nabors Industries, Ltd. (b) (c)                                    526,788
    7,899   Noble Corporation                                                  485,867
   23,189   Occidental Petroleum Corporation                                 1,783,930
    6,308   Rowan Companies, Inc.                                              187,411
    4,011   Sunoco, Inc.                                                       455,970
   18,999   Transocean, Inc. (b)                                             1,025,376
   15,895   Unocal Corporation                                               1,033,970
   14,983   Valero Energy Corporation                                        1,185,305
   21,028   XTO Energy, Inc.                                                   714,742
                                                                        --------------
                                                                            48,144,914
                                                                        --------------

                 See accompanying notes to financial statements.

                                                                            MARKET
SHARES                                                                     VALUE(a)
---------                                                               --------------
  ENERGY--CONTINUED
   Oil & Gas Services (.9%)
   19,742   Baker Hughes, Inc.                                          $    1,010,001
    9,466   BJ Services Company                                                496,776
   29,447   Halliburton Company                                              1,408,156
   10,024   National Oilwell Varco, Inc. (b)                                   476,541
   34,318   Schlumberger, Ltd.                                               2,606,109
                                                                        --------------
                                                                             5,997,583
                                                                        --------------
   Pipelines (.3%)
   19,332   Dynegy, Inc. (b)                                                    93,954
   37,546   El Paso Corporation                                                432,530
    6,322   Kinder Morgan, Inc.                                                525,990
   33,186   Williams Companies, Inc.                                           630,534
                                                                        --------------
                                                                             1,683,008
                                                                        --------------
  FINANCIAL (20.6%)
   Banks (6.4%)
   20,563   AmSouth Bancorp                                                    534,638
  234,298   Bank of America Corporation                                     10,686,332
   31,831   BB&T Corporation                                                 1,272,285
    9,822   Comerica, Inc.                                                     567,712
    7,176   Compass Bancshares, Inc.                                           322,920
   30,361   Fifth Third Bancorp                                              1,251,177
    7,185   First Horizon National Corporation                                 303,207
   13,534   Huntington Bancshares, Inc.                                        326,711
   23,718   Keycorp                                                            786,252
    5,691   M&T Bank Corporation                                               598,466
   12,405   Marshal & Ilsley Corporation                                       551,402
   24,637   Mellon Financial Corporation                                       706,836
   34,589   National City Corporation                                        1,180,177
   27,825   North Fork Bancorporation, Inc.                                    781,604
   11,872   Northern Trust Corporation                                         541,244
   16,499   PNC Financial Services Group, Inc.                                 898,536
   27,021   Regions Financial Corporation                                      915,471
   19,283   State Street Corporation                                           930,405
   19,801   SunTrust Banks, Inc.                                             1,430,424
   18,046   Synovus Financial Corporation                               $      517,379
   45,341   The Bank of New York Company, Inc.                               1,304,914
  106,776   U.S. Bancorp                                                     3,117,859
   91,843   Wachovia Corporation                                             4,555,413
   98,305   Wells Fargo & Company                                            6,053,622
    5,291   Zions Bancorporation                                               389,047
                                                                        --------------
                                                                            40,524,033
                                                                        --------------
   Commercial Services (.3%)
    7,563   Equifax, Inc.                                                      270,075
    9,631   H&R Block, Inc.                                                    561,969
   16,091   Moody's Corporation                                                723,451
   20,661   Paychex, Inc.                                                      672,309
                                                                        --------------
                                                                             2,227,804
                                                                        --------------
   Finance -- Diversified (2.8%)
   68,231   American Express Company                                         3,631,936
   14,688   Capital One Financial Corporation                                1,175,187
   12,208   CIT Group, Inc.                                                    524,578
   34,239   Countrywide Financial Corporation                                1,321,968
    5,502   Federated Investors, Inc.                                          165,115
   13,217   Janus Capital Group, Inc.                                          198,784
  205,000   JP Morgan Chase & Company                                        7,240,600
   73,854   MBNA Corporation                                                 1,932,021
   17,109   Providian Financial Corporation (b)                                301,632
   24,442   SLM Corporation                                                  1,241,654
                                                                        --------------
                                                                            17,733,475
                                                                        --------------
   Insurance (4.7%)
   16,747   ACE, Ltd. (c)                                                      751,103
   29,195   Aflac, Inc.                                                      1,263,560
    6,330   AMBAC Financial Group, Inc.                                        441,581
  151,180   American International Group, Inc.                               8,783,558
   18,472   AON Corporation                                                    462,539
   11,381   Chubb Corporation                                                  974,327
    7,626   Cigna Corporation                                                  816,211
    9,718   Cincinnati Financial Corporation                                   384,444

                 See accompanying notes to financial statements.

                                                                            MARKET
SHARES                                                                     VALUE(a)
---------                                                               --------------
  FINANCIAL--CONTINUED
   17,263   Hartford Financial Services Group, Inc.                     $    1,290,927
    7,969   Jefferson-Pilot Corporation                                        401,797
   10,166   Lincoln National Corporation                                       476,989
    9,300   Loews Corporation                                                  720,750
   31,046   Marsh & McLennan Companies, Inc.                                   859,974
    7,889   MBIA, Inc.                                                         467,897
   42,684   Metlife, Inc.                                                    1,918,219
    5,498   MGIC Investment Corporation                                        358,580
   17,115   Principal Financial Group                                          717,118
   30,412   Prudential Financial, Inc.                                       1,996,852
    7,401   Safeco Corporation                                                 402,170
   38,932   The Allstate Corporation                                         2,326,187
   11,582   The Progressive Corporation                                      1,144,417
   39,254   The St. Paul Travelers Companies, Inc.                           1,551,711
    6,067   Torchmark Corporation                                              316,697
   17,269   UnumProvident Corporation                                          316,368
    8,207   XL Capital, Ltd. (c)                                               610,765
                                                                        --------------
                                                                            29,754,741
                                                                        --------------
   Investment Bankers/Brokers (4.3%)
  303,080   Citigroup, Inc.                                                 14,011,388
   21,468   E*Trade Financial Corporation (b)                                  300,337
   11,548   Franklin Resources, Inc.                                           888,965
   25,744   Goldman Sachs Group, Inc.                                        2,626,403
   16,114   Lehman Brothers Holdings, Inc.                                   1,599,798
   55,076   Merrill Lynch & Company, Inc.                                    3,029,731
   63,830   Morgan Stanley                                                   3,349,160
    7,188   T Rowe Price Group, Inc.                                           449,969
    6,672   The Bear Stearns Companies, Inc.                                   693,488
   66,385   The Charles Schwab Corporation                                     748,823
                                                                        --------------
                                                                            27,698,062
                                                                        --------------
   Real Estate Investment Trust -- Apartments (.2%)
    5,532   Apartment Investment & Management Company                   $      226,369
   11,562   Archstone-Smith Trust                                              446,524
   16,698   Equity Residential                                                 614,820
                                                                        --------------
                                                                             1,287,713
                                                                        --------------
   Real Estate Investment Trust -- Office Property (.1%)
   23,744   Equity Office Properties Trust                                     785,926
                                                                        --------------
   Real Estate Investment Trust -- Regional Mall (.2%)
   12,798   Simon Property Group, Inc.                                         927,727
                                                                        --------------
   Real Estate Investment Trust -- Warehouse/Industrial (.1%)
   10,875   Prologis                                                           437,610
                                                                        --------------
   Savings and Loans (.6%)
   16,484   Golden West Financial Corporation                                1,061,240
   21,246   Sovereign Bancorp, Inc.                                            474,636
   51,108   Washington Mutual, Inc.                                          2,079,585
                                                                        --------------
                                                                             3,615,461
                                                                        --------------
   U.S. Government Obligations (.9%)
   56,390   Fannie Mae                                                       3,293,176
   40,263   Freddie Mac                                                      2,626,355
                                                                        --------------
                                                                             5,919,531
                                                                        --------------
  HEALTH CARE (13.0%)
   Biotechnology (1.1%)
   72,096   Amgen, Inc. (b)                                                  4,358,924
   20,078   Biogen Idec, Inc. (b)                                              691,687
    8,592   Chiron Corporation (b)                                             299,775
   14,698   Genzyme Corporation (b)                                            883,203
   14,418   Medimmune, Inc. (b)                                                385,249
    2,901   Millipore Corporation (b)                                          164,574
                                                                        --------------
                                                                             6,783,412
                                                                        --------------

                 See accompanying notes to financial statements.

                                                                            MARKET
SHARES                                                                     VALUE(a)
---------                                                               --------------
  HEALTH CARE--CONTINUED
   Drugs (6.2%)
   90,343   Abbott Laboratories                                         $    4,427,710
    7,655   Allergan, Inc.                                                     652,512
    6,152   AmerisourceBergen Corporation                                      425,411
  113,855   Bristol-Myers Squibb Company                                     2,844,098
   24,951   Cardinal Health, Inc.                                            1,436,679
   26,428   Caremark Rx, Inc. (b)                                            1,176,575
   66,014   Eli Lilly & Company                                              3,677,640
    8,644   Express Scripts, Inc. (b)                                          432,027
   19,835   Forest Laboratories, Inc. (b)                                      770,590
   26,323   Gilead Sciences, Inc. (b)                                        1,157,949
    9,210   Hospira, Inc. (b)                                                  359,190
   14,000   King Pharmaceuticals, Inc. (b)                                     145,880
   16,174   Medco Health Solutions, Inc. (b)                                   863,045
  128,355   Merck & Company, Inc.                                            3,953,334
   15,616   Mylan Laboratories, Inc.                                           300,452
  433,184   Pfizer, Inc.                                                    11,947,215
   85,938   Schering-Plough Corporation                                      1,637,978
    6,348   Watson Pharmaceuticals, Inc. (b)                                   187,647
   77,993   Wyeth                                                            3,470,688
                                                                        --------------
                                                                            39,866,620
                                                                        --------------
   Health Care -- Diversified (.1%)
    7,852   Laboratory Corporation of America Holdings (b)                     391,815
                                                                        --------------
   Hospital Management (.3%)
   24,417   HCA, Inc.                                                        1,383,711
   14,363   Health Management Associates, Inc.                                 376,023
   27,237   Tenet Healthcare Corporation (b)                                   333,381
                                                                        --------------
                                                                             2,093,115
                                                                        --------------
   Managed Care (1.4%)
   16,922   Aetna, Inc.                                                      1,401,480
    9,369   Humana, Inc. (b)                                                   372,324
    5,043   Manor Care, Inc.                                                   200,358
   17,233   McKesson Corporation                                               771,866
   73,767   UnitedHealth Group, Inc.                                         3,846,211
   35,710   Wellpoint, Inc. (b)                                         $    2,486,844
                                                                        --------------
                                                                             9,079,083
                                                                        --------------
   Medical Products/Supplies (3.7%)
    3,154   Bausch & Lomb, Inc.                                                261,782
   36,175   Baxter International, Inc.                                       1,342,092
   14,765   Becton Dickinson & Company                                         774,720
   14,649   Biomet, Inc.                                                       507,441
   43,685   Boston Scientific Corporation (b)                                1,179,495
    6,106   CR Bard, Inc.                                                      406,110
   18,935   Guidant Corporation                                              1,274,326
  173,240   Johnson & Johnson                                               11,260,600
   70,467   Medtronic, Inc.                                                  3,649,486
   21,067   St. Jude Medical, Inc. (b)                                         918,732
   21,874   Stryker Corporation                                              1,040,327
   14,401   Zimmer Holdings, Inc. (b)                                        1,096,924
                                                                        --------------
                                                                            23,712,035
                                                                        --------------
   Special Services (.2%)
    6,998   Fisher Scientific International, Inc. (b)                          454,170
   10,750   Quest Diagnostics                                                  572,652
                                                                        --------------
                                                                             1,026,822
                                                                        --------------
  TECHNOLOGY (14.3%)
   Computer Hardware (3.4%)
    7,395   Affiliated Computer Services, Inc. (b)                             377,884
   48,002   Apple Computer, Inc. (b)                                         1,766,954
  141,053   Dell, Inc. (b)                                                   5,573,004
   17,303   Gateway, Inc. (b)                                                   57,100
  168,157   Hewlett-Packard Company                                          3,953,371
   93,993   International Business Machines Corporation                      6,974,281
    7,350   Lexmark International, Inc. (b)                                    476,500
   10,865   NCR Corporation (b)                                                381,579
   13,375   Pitney Bowes, Inc.                                                 582,481
  198,435   Sun Microsystems, Inc. (b)                                         740,163
   14,064   Symbol Technologies, Inc.                                          138,812
   55,786   Xerox Corporation (b)                                              769,289
                                                                        --------------
                                                                            21,791,418
                                                                        --------------

                 See accompanying notes to financial statements.

                                                                            MARKET
SHARES                                                                     VALUE(a)
---------                                                               --------------
  TECHNOLOGY--CONTINUED
   Computer Networking (1.5%)
  372,322   Cisco Systems, Inc. (b)                                     $    7,115,073
   76,476   Yahoo!, Inc. (b)                                                 2,649,893
                                                                        --------------
                                                                             9,764,966
                                                                        --------------
   Computer Peripherals (.4%)
  139,985   EMC Corporation Massachusetts (b)                                1,919,194
   21,274   Network Appliance, Inc. (b)                                        601,416
                                                                        --------------
                                                                             2,520,610
                                                                        --------------
   Computer Services & Software (4.9%)
   28,510   Adobe Systems, Inc.                                                815,956
   13,296   Autodesk, Inc.                                                     456,984
   33,939   Automatic Data Processing, Inc.                                  1,424,420
   12,832   BMC Software, Inc. (b)                                             230,334
    9,780   Citrix Systems, Inc. (b)                                           211,835
   30,969   Computer Associates International, Inc.                            851,028
   10,726   Computer Sciences Corporation (b)                                  468,726
   22,610   Compuware Corporation (b)                                          162,566
   17,858   Electronic Arts, Inc. (b)                                        1,010,941
   13,201   IMS Health, Inc.                                                   326,989
    5,045   Mercury Interactive Corporation (b)                                193,526
  585,401   Microsoft Corporation                                           14,541,361
   22,121   Novell, Inc. (b)                                                   137,150
  257,602   Oracle Corporation (b)                                           3,400,346
   15,789   Parametric Technology Corporation (b)                              100,734
   30,051   Siebel Systems, Inc.                                               267,454
   16,862   Sungard Data Systems, Inc. (b)                                     593,037
   41,420   Symantec Corporation (b)                                           900,471
  272,989   Time Warner, Inc. (b)                                            4,561,646
   19,689   Unisys Corporation (b)                                             124,631
   24,901   Veritas Software Corporation (b)                                   607,584
                                                                        --------------
                                                                            31,387,719
                                                                        --------------
   Electrical Equipment (.1%)
   10,707   Jabil Circuit, Inc. (b)                                            329,026
   30,555   Sanmina-SCI Corporation (b)                                        167,136
   56,586   Solectron Corporation (b)                                   $      214,461
                                                                        --------------
                                                                               710,623
                                                                        --------------
   Electrical Instruments (.2%)
   25,131   Agilent Technologies, Inc. (b)                                     578,516
   11,460   Applera Corporation - Applied Biosystems Group                     225,418
    7,527   PerkinElmer, Inc.                                                  142,260
    5,114   Tektronix, Inc.                                                    119,003
    6,840   Waters Corporation (b)                                             254,243
                                                                        --------------
                                                                             1,319,440
                                                                        --------------
   Electronic Components -- Semiconductor (3.3%)
   22,997   Advanced Micro Devices, Inc. (b)                                   398,768
   21,632   Altera Corporation (b)                                             428,746
   21,556   Analog Devices, Inc.                                               804,254
   95,776   Applied Materials, Inc.                                          1,549,656
   17,857   Applied Micro Circuits Corporation (b)                              45,714
   17,078   Broadcom Corporation (b)                                           606,440
   23,341   Freescale Semiconductor, Inc. (b)                                  494,362
  359,640   Intel Corporation                                                9,372,218
   11,474   Kla-Tencor Corporation                                             501,414
   17,826   Linear Technology Corporation                                      654,036
   22,592   LSI Logic Corporation (b)                                          191,806
   19,072   Maxim Integrated Products, Inc.                                    728,741
   35,731   Micron Technology, Inc. (b)                                        364,814
   20,337   National Semiconductor Corporation                                 448,024
    8,046   Novellus Systems, Inc. (b)                                         198,817
    9,843   Nvidia Corporation (b)                                             263,005
   10,486   PMC - Sierra, Inc. (b)                                              97,834
    5,230   QLogic Corporation (b)                                             161,450
   11,334   Teradyne, Inc. (b)                                                 135,668
   96,838   Texas Instruments, Inc.                                          2,718,243
   20,444   Xilinx, Inc.                                                       521,322
                                                                        --------------
                                                                            20,685,332
                                                                        --------------

                 See accompanying notes to financial statements.

                                                                            MARKET
SHARES                                                                     VALUE(a)
---------                                                               --------------
  TECHNOLOGY--CONTINUED
   Service -- Data Processing (.5%)
   30,217   Electronic Data Systems Corporation                         $      581,677
   45,364   First Data Corporation                                           1,820,911
   11,113   Fiserv, Inc. (b)                                                   477,303
   10,823   Intuit, Inc. (b)                                                   488,226
                                                                        --------------
                                                                             3,368,117
                                                                        --------------
  TRANSPORTATION (1.6%)
   Air Freight (1.0%)
   17,591   FedEx Corporation                                                1,425,047
   64,897   United Parcel Service, Inc. Georgia                              4,488,277
                                                                        --------------
                                                                             5,913,324
                                                                        --------------
   Airlines (.1%)
    8,368   Delta Air Lines, Inc. (b)                                           31,464
   42,907   Southwest Airlines Company                                         597,695
                                                                        --------------
                                                                               629,159
                                                                        --------------
   Railroads (.5%)
   21,938   Burlington Northern Santa Fe Corporation                         1,032,841
   12,587   CSX Corporation                                                    536,961
   23,553   Norfolk Southern Corporation                                       729,201
   15,337   Union Pacific Corporation                                          993,838
                                                                        --------------
                                                                             3,292,841
                                                                        --------------
   Trucking (--)
    3,745   Ryder System, Inc.                                                 137,067
                                                                        --------------
  UTILITIES (3.4%)
   Electric Companies (3.2%)
    9,454   Allegheny Energy, Inc. (b)                                         238,430
   11,845   Ameren Corporation                                                 655,028
   22,378   American Electric Power Company, Inc.                              825,077
   16,890   Centerpoint Energy, Inc.                                           223,117
   11,555   Cinergy Corporation                                                517,895
   12,746   CMS Energy Corporation (b)                                         191,955
   14,159   Consolidated Edison, Inc.                                          663,208
   10,314   Constellation Energy Group, Inc.                                   595,015
   19,882   Dominion Resources, Inc.                                    $    1,459,140
   10,143   DTE Energy Company                                                 474,388
   53,990   Duke Energy Corporation                                          1,605,123
   19,019   Edison International                                               771,220
   12,343   Entergy Corporation                                                932,514
   38,984   Exelon Corporation                                               2,001,049
   19,254   FirstEnergy Corporation                                            926,310
   22,835   FPL Group, Inc.                                                    960,440
   15,834   NiSource, Inc.                                                     391,575
   21,561   PG&E Corporation                                                   809,400
    5,755   Pinnacle West Capital Corporation                                  255,810
   11,036   PPL Corporation                                                    655,318
   14,521   Progress Energy, Inc.                                              656,930
   13,913   Public Service Enterprise Group, Inc.                              846,189
   12,055   TECO Energy, Inc.                                                  227,960
   38,054   The AES Corporation (b)                                            623,325
   43,363   The Southern Company                                             1,503,395
   14,024   TXU Corporation                                                  1,165,254
   23,402   Xcel Energy, Inc.                                                  456,807
                                                                        --------------
                                                                            20,631,872
                                                                        --------------
   Natural Gas (.2%)
   10,106   KeySpan Corporation                                                411,314
    2,543   Nicor, Inc.                                                        104,695
    2,247   Peoples Energy Corporation                                          97,655
   13,894   Sempra Energy                                                      573,961
                                                                        --------------
                                                                             1,187,625
                                                                        --------------
Power Products -- Industrial (--)
   31,344   Calpine Corporation (b)                                            106,570
                                                                        --------------
Total common stocks
 (cost: $395,779,959)                                                      634,453,340
                                                                        --------------

                 See accompanying notes to financial statements.

                                                                                                 MARKET
PRINCIPAL/SHARES                                                        RATE      MATURITY      VALUE(a)
----------------                                                        -----     --------   --------------
SHORT-TERM SECURITIES (11.6%)
  SECURITY LENDING COLLATERAL (11.1%)
     Commercial Paper (6.8%)
$    3,368,925   Amsterdam Funding Corporation (e)                      3.100%    07/11/05   $    3,365,859
     2,045,419   ANZ National, Ltd. (e)                                 3.100%    07/08/05        2,044,110
     2,406,375   BHP Billiton Financial USA, Ltd. (e)                   3.100%    07/05/05        2,405,509
     4,090,838   Cedar Springs Capital Company (e)                      3.140%    07/20/05        4,083,760
     3,636,033   Concord Minutemen Capital Company (e)                  3.130%    07/07/05        3,634,069
     3,946,455   Crown Point Capital Company (e)                        3.100%    07/05/05        3,945,034
       481,275   Eiffel Funding LLC (e)                                 3.100%    07/05/05          481,102
     3,474,324   Eiffel Funding LLC (e)                                 3.080%    07/08/05        3,472,101
     1,347,570   Irish Life & Permanent (e)                             3.040%    07/08/05        1,346,708
     3,368,925   KLIO II Funding Corporation (e)                        3.170%    08/02/05        3,359,054
     2,887,650   Lehman Brothers Holdings (e)                           2.762%    08/16/05        2,887,650
     3,368,925   Liquid Funding, Ltd. (e)                               3.080%    07/05/05        3,367,712
     1,347,570   Morgan Stanley (e)                                     2.470%    02/03/06        1,347,570
       481,275   Neptune Funding Corporation (e)                        3.100%    07/06/05          481,058
     2,887,650   Sedna Finance, Inc. (e)                                3.080%    07/11/05        2,885,022
       866,295   Sedna Finance, Inc. (e)                                3.100%    07/14/05          865,273
       240,638   Sedna Finance, Inc. (e)                                3.110%    07/19/05          240,245
     3,368,925   Solitaire Funding, LLC (e)                             3.130%    07/21/05        3,362,794
                                                                                             --------------
                                                                                                 43,574,630
                                                                                             --------------
     Corporate Note (2.3%)
     3,368,925   American General Finance (d)                           3.090%    07/14/06        3,369,228
     1,925,100   Beta Finance, Inc. (d)                                 2.990%    06/02/06        1,925,562
     4,331,475   General Electric Capital Assurance Company             3.162%    06/16/06        4,331,475
     2,406,375   Metropolitan Life Global Funding I (d)                 3.182%    03/06/06        2,405,990
     2,406,375   Morgan Stanley (d)                                     3.090%    08/13/10        2,406,568
                                                                                             --------------
                                                                                                 14,438,823
                                                                                             --------------
     Repurchase Agreement (2.0%)
    12,928,495   Morgan Stanley, Wells Fargo and Bank of New York
                  Repurchase Agreement account; dated 6/30/05,
                  rate 3.487%, due 7/1/05; proceeds $12,929,747
                  (Collateralized by Corporate Obligations)                                      12,928,495
                                                                                             --------------
                 Total security lending collateral (cost: $70,941,948)                           70,941,948
                                                                                             --------------
  INVESTMENT COMPANIES (.5%)
     3,300,000   American Beacon Funds, current rate 3.190%                                       3,300,000
        93,057   Federated Money Market Obligation Trust - Prime Obligation,
                  current rate 3.080%                                                                93,057
                                                                                             --------------
                 Total investment companies (cost: $3,393,057)                                    3,393,057
                                                                                             --------------
                 Total short-term securities (cost: $74,335,005)                                 74,335,005
                                                                                             --------------
                 Total investments in securities (cost: $470,114,964) (g)                    $  708,788,345
                                                                                             --------------
                 Payable upon return of securities loaned (-11.1%)                              (70,941,948)
                 Cash and other assets in excess of liabilities (.1%)                               578,174
                                                                                             --------------
                 Total net assets (100%)                                                     $  638,424,571
                                                                                             ==============

                 See accompanying notes to financial statements.

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held .9% of net assets in foreign securities at June 30, 2005.
(d)  Variable rate security.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 6.2% of the Portfolio's net assets at June 30, 2005.
(f) Fully or partially pledged as initial margin deposits on open index futures purchased contracts.

HOLDINGS OF OPEN FUTURES CONTRACTS
On June 30, 2005, securities with an aggregate market value of $18,272,408 have been segregated to cover margin requirements for the following open futures contracts:

                                                                NUMBER OF          POSITION         UNREALIZED
TYPE                                     EXPIRATION             CONTRACTS            TYPE          DEPRECIATION
---------------                        --------------           ---------          ---------       ------------
S&P 500(R) EMINI                       September 2005              54                long            $ 49,240
                                                                   ==                                ========

(g) At June 30, 2005 the cost of securities for federal income tax purposes was $474,826,331. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                     $  271,027,451
     Gross unrealized depreciation                        (37,065,437)
                                                       --------------
     Net unrealized appreciation                       $  233,962,014
                                                       ==============

                 See accompanying notes to financial statements.

MATURING GOVERNMENT BOND 2006 PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 2005
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                       RATE      MATURITY      VALUE(a)
---------                                                                       -----     --------    ------------
LONG-TERM DEBT SECURITIES (97.5%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (97.5%)
$      650,000   Federal Home Loan Mortgage Corporation
                   Strip (c)                                                    2.992%    01/15/07    $    612,706
       613,000   Federal National Mortgage Association Strip (c)                5.825%    04/08/07         572,844
       200,000   Financing Corporation Strip (c)                                3.003%    05/11/06         193,858
       686,000   Financing Corporation Strip (c)                                5.181%    11/11/06         651,514
       921,000   Financing Corporation Strip (c)                                7.804%    09/07/07         847,219
     1,000,000   Israel Government Aid Bond (b) (c)                             8.464%    11/15/06         950,040
       500,000   Resolution Funding Corporation Strip (c)                       7.597%    07/15/07         464,484
                                                                                                      ------------
                 Total U.S. government and agencies obligations (cost: $4,131,581)                       4,292,665
                                                                                                      ------------
                 Total long-term debt securities (cost: $4,131,581)                                      4,292,665
                                                                                                      ------------

SHARES
------
SHORT-TERM SECURITIES (2.9%)
  INVESTMENT COMPANIES (2.9%)
       100,000   American Beacon Funds, current rate 3.190%                                                100,000
        29,039   BlackRock Provident Institutional TempFund, current rate 3.086%                            29,039
                                                                                                      ------------
                 Total investment companies (cost: $129,039)                                               129,039
                                                                                                      ------------
                 Total short-term securities (cost: $129,039)                                              129,039
                                                                                                      ------------
                 Total investments in securities (cost: $4,260,620) (d)                               $  4,421,704
                                                                                                      ------------
                 Liabilities in excess of cash and other assets (-.4%)                                     (17,519)
                                                                                                      ------------
                 Total net assets (100%)                                                              $  4,404,185
                                                                                                      ============

INVESTMENTS IN SECURITIES LEGEND
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 21.6% of net assets in foreign securities at June 30, 2005.
(c) For zero coupon issues (strips) the interest rate represents yield to maturity at June 30, 2005.
(d) At June 30, 2005 the cost of securities for federal income tax purposes was $4,271,133. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                    $    160,017
     Gross unrealized depreciation                                                                          (9,446)
                                                                                                      ------------
     Net unrealized appreciation                                                                      $    150,571
                                                                                                      ============

                 See accompanying notes to financial statements.

                                         MATURING GOVERNMENT BOND 2010 PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                                   JUNE 30, 2005
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                       RATE      MATURITY      VALUE(a)
---------                                                                       -----     --------    ------------
LONG-TERM DEBT SECURITIES (100.0%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (100.0%)
$      717,000   Federal National Mortgage Association Strip (c)                4.973%    05/15/11    $    564,164
       719,000   Federal National Mortgage Association Strip (c)                6.084%    11/29/09         603,974
       412,000   Financing Corporation Strip (c)                                5.563%    11/02/10         335,857
     1,000,000   Financing Corporation Strip (c)                                5.821%    04/05/11         793,915
       350,000   Government Trust Certificate (c)                               9.420%    05/15/10         289,857
       132,000   Government Trust Certificate (c)                               9.520%    05/15/10         109,318
       524,000   Government Trust Certificate (c)                               9.560%    11/15/10         426,708
       515,000   Israel Government Aid Bond (b) (c)                             6.760%    03/15/10         429,942
     1,100,000   Israel Government Aid Bond (b) (c)                             6.968%    08/15/11         862,520
     1,032,000   Resolution Funding Corporation Strip (c)                       5.580%    04/15/11         828,028
       475,000   Tennessee Valley Authority (c)                                 8.700%    04/15/10         392,222
       280,000   U.S. Treasury Strip (c)                                        3.841%    08/15/10         233,114
                                                                                                      ------------
                 Total U.S. government and agencies obligations (cost: $5,274,352)                       5,869,619
                                                                                                      ------------
                 Total long-term debt securities (cost: $5,274,352)                                      5,869,619
                                                                                                      ------------

SHARES
------
SHORT-TERM SECURITIES (.2%)
  INVESTMENT COMPANY (.2%)
        11,119   BlackRock Provident Institutional TempFund, current rate 3.086%                            11,119
                                                                                                      ------------
                 Total investment company (cost: $11,119)                                                   11,119
                                                                                                      ------------
                 Total short-term securities (cost: $11,119)                                                11,119
                                                                                                      ------------
                 Total investments in securities (cost: $5,285,471) (d)                               $  5,880,738
                                                                                                      ------------
                 Liabilities in excess of cash and other assets (-.2%)                                      (8,723)
                                                                                                      ------------
                 Total net assets (100%)                                                              $  5,872,015
                                                                                                      ============

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 22% of net assets in foreign securities at June 30, 2005.
(c) For zero coupon issues (strips) the interest rate represents yield to maturity at June 30, 2005.
(d) At June 30, 2005 the cost of securities for federal income tax purposes was $5,285,471. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                    $    595,267
     Gross unrealized depreciation                                                                             (--)
                                                                                                      ------------
     Net unrealized appreciation                                                                      $    595,267
                                                                                                      ============

                 See accompanying notes to financial statements.

INTERNATIONAL BOND PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 2005
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                                             MARKET
PRINCIPAL(b)                                                         COUPON    MATURITY     VALUE(a)
------------                                                         ------    --------   ------------
LONG-TERM DEBT SECURITIES (96.2%)
   AUSTRIA (3.3%)
     Banks (3.3%)
  222,000,000   Oesterreichische Kontrollbank AG
                (Japanese Yen)                                        1.800%   03/22/10   $  2,142,784
                                                                                          ------------
   BELGIUM (4.6%)
     Government (4.6%)
    2,350,000   Belgium Government Bond (Euro)                        4.750%   09/28/06      2,939,985
                                                                                          ------------
   CANADA (3.5%)
     Government (3.5%)
  240,000,000   Quebec Province (Japanese Yen)                        1.600%   05/09/13      2,275,374
                                                                                          ------------
   CAYMAN ISLANDS (.9%)
     Finance -- Diversified (.9%)
      440,000   Hutchison Whampoa Finance Cl, Ltd. (Euro)             5.875%   07/08/13        606,238
                                                                                          ------------
   DENMARK (4.2%)
     Government (4.2%)
    2,190,000   Kingdom of Denmark (Euro)                             3.125%   10/15/09      2,721,620
                                                                                          ------------
   FINLAND (4.1%)
     Government (4.1%)
    1,900,000   Finland Government Bond (Euro)                        5.750%   02/23/11      2,675,631
                                                                                          ------------
   FRANCE (9.7%)
     Entertainment (1.0%)
      520,000   Vivendi Universal SA (Euro)                           3.625%   04/06/10        638,313
                                                                                          ------------
     Government (8.7%)
    3,560,000   France Government Bond (Euro)                         4.000%   10/25/14      4,622,478
      800,000   French Treasury Note (Euro)                           3.500%   01/12/09      1,008,785
                                                                                          ------------
                                                                                             6,269,576
                                                                                          ------------
   GERMANY (11.3%)
     Government (11.3%)
    3,350,000   Bundesschatzanweisungen (Euro)                        2.250%   12/15/06      4,070,524
    1,320,000   Deutsche Bundesrepublik (Euro)                        3.250%   07/04/15      1,615,678
    1,250,000   Deutsche Bundesrepublik (Euro)                        3.750%   07/04/13      1,601,897
                                                                                          ------------
                                                                                             7,288,099
                                                                                          ------------
   GREECE (4.0%)
     Electric Companies (.2%)
       80,000   Public Power Corporation (Euro)                       4.500%   03/12/09        102,498
                                                                                          ------------
     Government (3.8%)
    2,000,000   Hellenic Republic Government Bond (Euro)              3.700%   07/20/15      2,489,292
                                                                                          ------------
                                                                                             2,591,790
                                                                                          ------------
   IRELAND (4.5%)
     Government (4.5%)
    2,300,000   Ireland Government Bond (Euro)                        3.250%   04/18/09      2,876,817
                                                                                          ------------

                 See accompanying notes to financial statements.

                                                                                             MARKET
PRINCIPAL(b)                                                         COUPON    MATURITY     VALUE(a)
------------                                                         ------    --------   ------------
   ITALY (2.7%)
     Government (2.7%)
    1,400,000   Buoni Poliennali Del Tes (Euro)                       3.000%   01/15/10   $  1,731,328
                                                                                          ------------
   JAPAN (6.4%)
     Government (6.4%)
  340,000,000   Development Bank of Japan (Japanese Yen)              1.050%   06/20/23      2,745,311
  150,000,000   Japan Finance Corporation for Municipal
                 Enterprises (Japanese Yen)                           1.350%   11/26/13      1,401,073
                                                                                          ------------
                                                                                             4,146,384
                                                                                          ------------
   LUXEMBOURG (.7%)
     Telephone (.7%)
      300,000   Telecom Italia Fin SA (Euro)                          7.250%   04/20/11        434,355
                                                                                          ------------
   MEXICO (10.2%)
     Government (10.2%)
   28,500,000   Mexican Bonos (Mexican Peso)                          9.000%   12/24/09      2,626,336
    1,700,000   Mexican Bonos (Mexican Peso)                          9.500%   12/18/14        158,488
   20,200,000   Mexican Fixed Rate Bonds (Mexican Peso)               8.000%   12/19/13      1,726,744
   22,900,000   Mexican Fixed Rate Bonds (Mexican Peso)               9.000%   12/20/12      2,089,041
                                                                                          ------------
                                                                                             6,600,609
                                                                                          ------------
   NETHERLANDS (4.5%)
     Government (4.5%)
    2,270,000   Netherlands Government Bond (Euro)                    3.750%   07/15/09      2,895,206
                                                                                          ------------
   PORTUGAL (3.5%)
     Government (3.5%)
    1,700,000   Obrigacoes Do Tesouro (Euro)                          4.375%   06/16/14      2,254,825
                                                                                          ------------
   SPAIN (4.5%)
     Government (4.5%)
    2,340,000   Spain Government Bond (Euro)                          4.800%   10/31/06      2,937,207
                                                                                          ------------
   SUPRANATIONAL (3.1%)
     Supra National Bank (3.1%)
    1,000,000   European Investment Bank (British Sterling
                 Pound)                                               6.250%   04/15/14      2,031,156
                                                                                          ------------
   SWEDEN (4.4%)
     Government (4.4%)
    2,150,000   Kingdom of Sweden (Euro)                              5.000%   01/28/09      2,840,584
                                                                                          ------------
   UNITED KINGDOM (6.1%)
     Banks (3.2%)
  224,000,000   HBOS Treasury Services PLC (Japanese Yen)             0.250%   06/30/06      2,025,066
                                                                                          ------------
     Government (2.9%)
      830,000   United Kingdom Gilt (British Sterling Pound)          4.750%   09/07/15      1,559,930
      180,000   United Kingdom Gilt (British Sterling Pound)          7.500%   12/07/06        337,843
                                                                                          ------------
                                                                                             3,922,839
                                                                                          ------------
                Total long-term debt securities (cost: $63,114,488)                         62,182,407
                                                                                          ------------

                 See accompanying notes to financial statements.

                                                                                            MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    ------------
SHORT-TERM SECURITIES (1.4%)
   INVESTMENT COMPANY (1.4%)
      926,217   Dreyfus Cash Management, current rate 3.040%                              $    926,217
                                                                                          ------------
                Total short-term securities (cost: $926,217)                                   926,217
                                                                                          ------------
                Total investments in securities (cost: $64,040,705) (c)                   $ 63,108,624
                                                                                          ------------
                Cash and other assets in excess of liabilities (2.4%)                        1,566,713
                                                                                          ------------
                Total net assets (100%)                                                   $ 64,675,337
                                                                                          ============

FORWARD FOREIGN CURRENCY CONTRACTS

On June 30, 2005, International Bond Portfolio had entered into forward foreign currency contracts that obligate the portfolio to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

EXCHANGE         CURRENCY TO BE       CURRENCY TO BE      UNREALIZED    UNREALIZED
  DATE          DELIVERED - SELL      RECEIVED - BUY     APPRECIATION  DEPRECIATION
---------      -----------------   -------------------   ------------  ------------
 07/11/05        4,100,000   CAD       2,678,496   EUR   $         -   $    104,437
 07/11/05        2,579,939   EUR       4,100,000   CAD       223,805              -
 07/11/05        1,509,743   EUR       2,400,000   CAD       128,799              -
 07/29/05       12,412,769   EUR   1,672,000,000   JPY        58,889              -
 08/12/05          705,874   EUR       5,712,000   NOK        29,656              -
 08/12/05        1,861,547   EUR      15,048,000   NOK        94,007              -
 08/18/05        2,042,460   EUR       3,550,000   NZD             -         19,403
 08/18/05        2,914,238   EUR       5,250,000   NZD       100,166              -
 08/18/05        8,800,000   NZD       4,912,770   EUR             -        134,013
 08/22/05        2,229,223   EUR       9,340,000   PLN        97,822              -
 08/22/05        3,970,000   PLN         933,722   EUR             -         55,131
 08/23/05        2,060,000   AUD         847,292   GBP             -         47,574
 08/23/05          849,229   GBP       2,060,000   AUD        44,110              -
 09/08/05          615,895   USD         500,000   EUR             -          9,255
 09/20/05        1,573,000   GBP       2,349,023   EUR        40,751              -
 09/20/05      309,000,000   JPY       1,580,724   GBP        15,414              -
 09/27/05       70,000,000   MXN       5,261,180   EUR             -        126,277
                                                         -----------   ------------
                                                         $   833,419   $    496,090
                                                         ===========   ============

FORWARD FOREIGN CURRENCY CONTRACTS - CURRENCY LEGEND

AUD               Australian Dollar
CAD                 Canadian Dollar
EUR                     Euro Dollar
GBP          British Sterling Pound
JPY                    Japanese Yen
MXN                    Mexican Peso
NOK                 Norwegian Krone
NZD              New Zealand Dollar
PLN                    Polish Zloty
USD            United States Dollar

                 See accompanying notes to financial statements.

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.
(c) At June 30, 2005 the cost of securities for federal income tax purposes was $64,123,791. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                 $     968,521
     Gross unrealized depreciation                                    (1,983,688)
                                                                   -------------
     Net unrealized depreciation                                   $  (1,015,167)
                                                                   =============

                 See accompanying notes to financial statements.

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES
JUNE 30, 2005
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                 MARKET
SHARES                                                           VALUE(a)
------                                                       ---------------
COMMON STOCKS (94.9%)
  BASIC MATERIALS (4.2%)
    Chemicals (2.8%)
          6,699   Airgas, Inc.                               $       165,264
          4,408   Albemarle Corporation                              160,760
          5,958   Cabot Corporation                                  196,614
          2,276   Cabot Microcelectronics
                   Corporation (b)                                    65,981
         11,119   Crompton Corporation                               157,337
          4,090   Cytec Industries, Inc.                             162,782
          3,966   Ferro Corporation                                   78,765
          3,551   FMC Corporation (b)                                199,353
          6,415   Lubrizol Corporation                               269,494
         20,916   Lyondell Chemical
                   Company                                           552,601
          1,890   Minerals Technologies,
                   Inc.                                              116,424
          6,736   Olin Corporation                                   122,864
         11,122   RPM International, Inc.                            203,088
          4,471   Sensient Technologies
                   Corporation                                        92,147
          2,643   The Scotts Miracle-Gro
                   Company (b)                                       188,208
          4,841   Valspar Corporation                                233,772
                                                             ---------------
                                                                   2,965,454
                                                             ---------------
    Construction (.3%)
          4,444   Martin Marietta
                   Materials, Inc.                                   307,169
                                                             ---------------
    Iron and Steel (.1%)
          3,807   Steel Dynamics, Inc.                                99,934
                                                             ---------------
    Paper and Forest (1%)
          5,293   Bowater, Inc.                                      171,334
          3,538   Glatfelter                                          43,871
          4,834   Longview Fibre
                   Company                                            99,339
          8,033   Packaging Corporation
                   of America                                        169,095
          2,767   Potlatch Corporation                               144,797
          4,757   Rayonier, Inc.                                     252,264
          9,391   Sonoco Products
                   Company                                           248,861
                                                             ---------------
                                                                   1,129,561
                                                             ---------------
  CAPITAL GOODS (6.0%)
    Aerospace/Defense (.2%)
            813   Sequa Corporation (b)                               53,796
          8,074   Titan Corporation (b)                              183,603
                                                             ---------------
                                                                     237,399
                                                             ---------------
    Electrical Equipment (.6%)
          6,766   Energizer Holdings,
                   Inc. (b)                                  $       420,642
          5,830   Hubbell, Inc.                                      257,103
                                                             ---------------
                                                                     677,745
                                                             ---------------
    Engineering/Construction (.5%)
          4,623   Dycom Industries,
                   Inc. (b)                                           91,582
          3,514   Granite Construction,
                   Inc.                                               98,743
          5,430   Jacobs Engineering
                   Group, Inc. (b)                                   305,492
          9,245   Quanta Services, Inc. (b)                           81,356
                                                             ---------------
                                                                     577,173
                                                             ---------------
    Hardware and Tools (.2%)
          3,593   Kennametal, Inc.                                   164,739
                                                             ---------------
    Machinery (.7%)
          8,558   AGCO Corporation (b)                               163,629
          6,549   Graco, Inc.                                        223,125
          1,702   Tecumseh Products
                   Company                                            46,703
          6,813   Zebra Technologies
                   Corporation (b)                                   298,341
                                                             ---------------
                                                                     731,798
                                                             ---------------
    Manufacturing (2.6%)
          6,593   Ametek, Inc.                                       275,917
          2,960   Carlisle Companies, Inc.                           203,145
          5,244   Crane Company                                      137,917
          7,211   Donaldson Company,
                   Inc.                                              218,710
          4,580   Federal Signal
                   Corporation                                        71,448
          5,231   Flowserve
                   Corporation (b)                                   158,290
          3,937   Harsco Corporation                                 214,763
          2,827   Lancaster Colony
                   Corporation                                       121,335
          3,107   Nordson Corporation                                106,508
          9,620   Pentair, Inc.                                      411,832
          7,113   SPX Corporation                                    327,056
          3,658   Teleflex, Inc.                                     217,175
          5,370   The Brink's Company                                193,320
          4,029   Trinity Industries, Inc.                           129,049
                                                             ---------------
                                                                   2,786,465
                                                             ---------------

                 See accompanying notes to financial statements.

                                                                 MARKET
SHARES                                                           VALUE(a)
------                                                       ---------------
  CAPITAL GOODS--CONTINUED
    Metal Fabrication (.6%)
          6,254   Precision Castparts
                   Corporation                               $       487,187
          7,569   Worthington Industries                             119,590
                                                             ---------------
                                                                     606,777
                                                             ---------------
    Waste Management (.6%)
         12,211   Republic Services, Inc.                            439,718
          4,131   Stericycle, Inc. (b)                               207,872
                                                             ---------------
                                                                     647,590
                                                             ---------------
  COMMUNICATION SERVICES (1.5%)
    Telecommunication (1%)
          6,487   Adtran, Inc.                                       160,813
          4,852   CommScope, Inc. (b)                                 84,473
         12,643   Harris Corporation                                 394,588
          4,083   Newport Corporation (b)                             56,590
          4,418   Plantronics, Inc.                                  160,639
          9,435   Powerwave Technologies,
                   Inc. (b)                                           96,426
         17,805   RF Micro Devices,
                   Inc. (b)                                           96,681
          9,892   UTStarcom, Inc. (b)                                 74,091
                                                             ---------------
                                                                   1,124,301
                                                             ---------------
    Telephone (.5%)
         23,262   Cincinnati Bell,
                   Inc. (b) (f)                                      100,027
         10,350   Telephone & Data
                   Systems, Inc.                                     422,384
                                                             ---------------
                                                                     522,411
                                                             ---------------
  CONSUMER CYCLICAL (16.7%)
    Auto (.8%)
          6,635   ArvinMeritor, Inc.                                 118,037
          1,434   Bandag, Inc.                                        66,036
          5,347   BorgWarner, Inc.                                   286,973
          6,350   Lear Corporation                                   231,013
          3,090   Modine Manufacturing
                   Company                                           100,610
                                                             ---------------
                                                                     802,669
                                                             ---------------
    Building Materials (.1%)
          3,974   York International
                   Corporation                                       151,012
                                                             ---------------
    Construction (2.8%)
         27,784   DR Horton, Inc.                                  1,044,956
         13,689   Lennar Corporation                                 868,567
          4,478   Ryland Group, Inc.                                 339,746
          4,242   Thor Industries, Inc.                              133,326
          5,934   Toll Brothers, Inc. (b)                    $       602,598
                                                             ---------------
                                                                   2,989,193
                                                             ---------------
    Distribution Durables (.9%)
          6,812   CDW Corporation (f)                                388,897
          6,464   Fastenal Company                                   395,985
          5,561   Tech Data
                   Corporation (b)                                   203,588
                                                             ---------------
                                                                     988,470
                                                             ---------------
    Entertainment (.6%)
         10,876   GTECH Holdings
                   Corporation                                       318,014
          4,185   International Speedway
                   Corporation                                       235,448
          4,775   Macrovision
                   Corporation (b)                                   107,629
                                                             ---------------
                                                                     661,091
                                                             ---------------
    Home Builders (.3%)
          4,618   Hovnanian Enterprises,
                   Inc. (b)                                          301,094
                                                             ---------------
    Houseware (.1%)
          5,022   Furniture Brands
                   International, Inc.                               108,525
                                                             ---------------
    Leisure (.1%)
          6,715   Callaway Golf Company                              103,612
                                                             ---------------
    Lodging -- Hotel (.3%)
          6,357   Boyd Gaming
                   Corporation                                       325,033
                                                             ---------------
    Office Equipment (.4%)
          6,659   Herman Miller, Inc.                                205,364
          4,897   HNI Corporation                                    250,481
                                                             ---------------
                                                                     455,845
                                                             ---------------
    Publishing (1.4%)
         10,122   Belo Corporation                                   242,624
          4,294   Lee Enterprises, Inc.                              172,146
          2,306   Media General, Inc.                                149,337
          3,473   Scholastic
                   Corporation (b)                                   133,884
          9,425   The Readers Digest
                   Association, Inc.                                 155,513
            736   Washington Post                                    614,582
                                                             ---------------
                                                                   1,468,086
                                                             ---------------
    Retail (7.9%)
          5,592   99 Cents Only Stores (b)                            71,074

                 See accompanying notes to financial statements.

                                                                 MARKET
SHARES                                                           VALUE(a)
------                                                       ---------------
  CONSUMER CYCLICAL--CONTINUED
          8,173   Abercrombie & Fitch
                   Company                                   $       561,485
          6,772   Advance Auto Parts (b)                             437,133
          5,248   Aeropostale, Inc. (b)                              176,333
         13,129   American Eagle
                   Outfitters                                        402,404
          6,485   American Greetings
                   Corporation                                       171,852
          6,907   AnnTaylor Stores
                   Corporation (b)                                   167,702
          5,983   Barnes & Noble, Inc. (b)                           232,140
          6,399   BJ's Wholesale Club,
                   Inc. (b)                                          207,904
          6,728   Borders Group, Inc.                                170,286
          9,865   Carmax, Inc. (b)                                   262,902
         17,080   Chico's FAS, Inc. (b)                              585,502
          9,388   Claire's Stores, Inc.                              225,781
          7,602   Copart, Inc. (b)                                   180,928
         10,266   Dollar Tree Stores,
                   Inc. (b)                                          246,384
         14,830   Foot Locker, Inc.                                  403,673
         12,834   Michaels Stores, Inc.                              530,943
          4,633   Neiman-Marcus Group,
                   Inc.                                              449,030
          9,999   O'Reilly Automotive,
                   Inc. (b)                                          298,070
          7,102   Pacific Sunwear of
                   California (b)                                    163,275
          6,378   Payless Shoesource,
                   Inc. (b)                                          122,458
         13,588   Petsmart, Inc.                                     412,396
          8,148   Pier 1 Imports, Inc.                               115,620
          4,258   Regis Corporation                                  166,403
         13,937   Ross Stores, Inc.                                  402,919
         13,226   Saks, Inc. (b)                                     250,897
          5,652   Timberland
                   Company (b)                                       218,845
          6,207   Urban Outfitters, Inc. (b)                         351,875
         10,974   Williams-Sonoma,
                   Inc. (b)                                          434,241
                                                             ---------------
                                                                   8,420,455
                                                             ---------------
    Service (.6%)
          8,442   Adesa, Inc.                                        183,782
          4,444   Catalina Marketing
                   Corporation                                       112,922
          6,713   Harte-Hanks, Inc.                                  199,577
          4,656   Rollins, Inc.                                       93,306
          4,555   Sotheby's Holdings (b)                              62,405
                                                             ---------------
                                                                     651,992
                                                             ---------------
    Textiles (.4%)
          5,619   Mohawk Industries,
                   Inc. (b)                                  $       463,568
                                                             ---------------
  CONSUMER STAPLES (7.8%)
    Beverage (.8%)
         19,770   Constellation Brands,
                   Inc. (b)                                          583,215
          9,870   PepsiAmericas, Inc.                                253,264
                                                             ---------------
                                                                     836,479
                                                             ---------------
    Broadcasting (.3%)
          3,149   Emmis Communications
                   Corporation (b)                                    55,643
          3,965   Entercom Communications
                   Corporation (b)                                   131,995
          8,063   Westwood One, Inc.                                 164,727
                                                             ---------------
                                                                     352,365
                                                             ---------------
    Food (1.8%)
         14,245   Dean Foods
                   Company (b)                                       501,994
          9,943   Hormel Foods
                   Corporation                                       291,628
          9,481   Smithfield Foods,
                   Inc. (b)                                          258,547
          5,529   The JM Smucker
                   Company                                           259,531
          3,917   Tootsie Roll Industries,
                   Inc.                                              114,572
         28,783   Tyson Foods, Inc. (f)                              512,338
                                                             ---------------
                                                                   1,938,610
                                                             ---------------
    Household Products (.4%)
          3,239   Blyth, Inc.                                         90,854
          6,009   Church & Dwight
                   Company, Inc.                                     217,526
          5,351   Tupperware
                   Corporation                                       125,053
                                                             ---------------
                                                                     433,433
                                                             ---------------
    Restaurants (1.4%)
          7,678   Applebees
                   International, Inc.                               203,390
          3,256   Bob Evans Farms, Inc.                               75,930
          8,397   Brinker International,
                   Inc. (b)                                          336,300
          4,376   CBRL Group, Inc.                                   170,051
          5,845   Krispy Kreme
                   Doughnuts, Inc. (b)                                40,681

                 See accompanying notes to financial statements.

                                                                 MARKET
SHARES                                                           VALUE(a)
------                                                       ---------------
  CONSUMER STAPLES--CONTINUED
          6,435   Outback Steakhouse,
                   Inc.                                      $       291,120
          6,101   Ruby Tuesday, Inc.                                 158,016
          7,390   The Cheesecake
                   Factory (b)                                       256,655
                                                             ---------------
                                                                   1,532,143
                                                             ---------------
    Retail (.8%)
          4,262   Ruddick Corporation                                108,809
          6,184   Whole Foods Market,
                   Inc.                                              731,567
                                                             ---------------
                                                                     840,376
                                                             ---------------
    Service (2.2%)
          2,296   Banta Corporation                                  104,147
          9,722   Career Education
                   Corporation (b)                                   355,922
          8,611   Corinthian Colleges,
                   Inc. (b)                                          109,962
          6,132   Devry, Inc. (b)                                    122,027
          6,471   Education Management
                   Corporation (b)                                   218,267
          4,370   ITT Educational Services,
                   Inc. (b)                                          233,445
          2,518   Kelly Services, Inc.                                72,116
          3,331   Korn/Ferry
                   International (b)                                  59,125
          4,676   Laureate Education,
                   Inc. (b)                                          223,793
          8,526   Manpower, Inc.                                     339,164
          9,812   MPS Group, Inc. (b)                                 92,429
          6,650   Rent-A-Center, Inc. (b)                            154,879
          6,852   United Rentals, Inc. (b)                           138,479
          4,722   Valassis Communications,
                   Inc. (b)                                          174,950
                                                             ---------------
                                                                   2,398,705
                                                             ---------------
    Tobacco (.1%)
          2,360   Universal Corporation                              103,321
                                                             ---------------
  ENERGY (9.0%)
    Mining (.8%)
          6,000   Arch Coal, Inc.                                    326,820
         11,263   Peabody Energy
                   Corporation                                       586,127
                                                             ---------------
                                                                     912,947
                                                             ---------------
    Oil & Gas (4.5%)
         14,362   ENSCO International,
                   Inc.                                              513,442
          5,338   Forest Oil
                   Corporation (b)                           $       224,196
          4,845   Helmerich & Payne, Inc.                            227,328
         16,584   Murphy Oil Corporation                             866,182
         11,964   Newfield Exploration
                   Company (b)                                       477,244
          8,239   Noble Energy, Inc.                                 623,280
         16,051   Patterson-UTI Energy,
                   Inc.                                              446,699
         13,629   Pioneer Natural
                   Resources Company                                 573,508
          7,326   Plains Exploration & Production
                   Company (b)                                       260,293
          5,758   Pogo Producing
                   Company                                           298,955
         13,914   Pride International,
                  Inc. (b)                                           357,590
                                                             ---------------
                                                                   4,868,717
                                                             ---------------
    Oil & Gas Services (2.4%)
          5,200   Cooper Cameron
                   Corporation (b)                                   322,660
          6,547   FMC Technologies,
                   Inc. (b)                                          209,307
         11,782   Grant Prideco, Inc. (b)                            311,634
          7,414   Hanover Compressor
                   Company (b)                                        85,335
         10,047   Smith International, Inc.                          639,994
          5,747   Tidewater, Inc.                                    219,076
         13,096   Weatherford
                   International, Ltd. (b) (f)                       759,306
                                                             ---------------
                                                                   2,547,312
                                                             ---------------
    Pipelines (1.3%)
          5,766   Equitable Resources,
                   Inc.                                              392,088
          7,434   National Fuel Gas
                   Company                                           214,917
          8,029   Questar Corporation                                529,111
          6,112   Western Gas Resources,
                   Inc.                                              213,309
                                                             ---------------
                                                                   1,349,425
                                                             ---------------
  FINANCIAL (16.3%)
    Auto Finance (.3%)
         13,891   AmeriCredit
                   Corporation (b)                                   354,220
                                                             ---------------

                 See accompanying notes to financial statements.

                                                                 MARKET
SHARES                                                           VALUE(a)
------                                                       ---------------
  FINANCIAL--CONTINUED
    Banks (4.5%)
         12,091   Associated
                   Banc-Corporation                          $       406,983
          4,924   Bank of Hawaii
                   Corporation                                       249,893
          4,281   California City National
                   Corporation                                       306,990
         15,342   Commerce Bancorp,
                   Inc. New Jersey                                   465,016
          4,630   Cullen/Frost Bankers,
                   Inc.                                              220,620
          7,914   FirstMerit Corporation                             206,635
          4,843   Greater Bay Bancorp                                127,710
         14,852   Hibernia Corporation                               492,789
          6,322   Investors Financial
                   Services Corporation                              239,098
          7,524   Mercantile Bankshares
                   Corporation                                       387,712
          3,327   SVB Financial Group (b)                            159,363
         11,907   TCF Financial
                   Corporation                                       308,153
          3,896   Texas Regional
                   Bancshares, Inc. - A                              118,750
         14,680   The Colonial
                   BancGroup, Inc.                                   323,841
          8,209   Washington Federal,
                   Inc.                                              193,076
          5,090   Webster Financial
                   Corporation                                       237,652
          3,082   Westamerica
                   Bancorporation                                    162,760
          6,392   Wilmington Trust
                   Corporation                                       230,176
                                                             ---------------
                                                                   4,837,217
                                                             ---------------
    Commercial Services (.2%)
          4,783   Deluxe Corporation                                 194,190
                                                             ---------------
    Finance -- Diversified (.8%)
         12,453   Eaton Vance
                   Corporation                                       297,751
          5,913   IndyMac Bancorp, Inc.                              240,836
          8,964   Leucadia National
                   Corporation                                       346,279
                                                             ---------------
                                                                     884,866
                                                             ---------------
    Insurance (4.9%)
          5,057   Allmerica Financial
                   Corporation (b)                                   187,564
          5,542   American Financial
                   Group, Inc.                               $       185,768
          3,632   AmerUs Group
                   Company                                           174,518
          8,821   Arthur J Gallagher &
                   Company                                           239,314
          5,891   Brown & Brown, Inc.                                264,741
          5,336   Everest Re Group,
                   Ltd. (c)                                          496,248
         16,352   Fidelity National
                   Financial, Inc.                                   583,603
          8,134   First American
                   Corporation                                       326,499
          6,606   HCC Insurance
                   Holdings, Inc.                                    250,169
          4,059   Horace Mann Educators
                   Corporation                                        76,390
          5,928   Ohio Casualty
                   Corporation                                       143,339
         17,293   Old Republic International
                   Corporation                                       437,340
          6,589   Protective Life
                   Corporation                                       278,188
          8,146   Radian Group, Inc. (f)                             384,654
          2,619   Stancorp Financial
                   Group, Inc.                                       200,563
          8,851   The PMI Group, Inc.                                345,012
          5,487   Unitrin, Inc.                                      269,412
         11,280   WR Berkley
                   Corporation                                       402,470
                                                             ---------------
                                                                   5,245,792
                                                             ---------------
    Investment Bankers/Brokers (1.8%)
          7,289   AG Edwards, Inc.                                   329,098
          4,913   Jefferies Group, Inc.                              186,154
          5,451   LaBranche & Company,
                   Inc. (b)                                           34,341
         10,415   Legg Mason, Inc.                                 1,084,306
          6,311   Raymond James
                   Financial, Inc.                                   178,286
          7,918   Waddell & Reed
                   Financial, Inc.                                   146,483
                                                             ---------------
                                                                   1,958,668
                                                             ---------------
    Real Estate Investment Trust--
     Apartments (.3%)
         12,961   United Dominion Realty
                   Trust, Inc.                                       311,712
                                                             ---------------

                 See accompanying notes to financial statements.

                                                                 MARKET
SHARES                                                           VALUE(a)
------                                                       ---------------
  FINANCIAL--CONTINUED
    Real Estate Investment Trust --
     Diversified (.3%)
          8,239   Liberty Property Trust                     $       365,070
                                                             ---------------
    Real Estate Investment Trust --
     Hotels (.3%)
          6,380   Hospitality Properties
                   Trust                                             281,167
                                                             ---------------
    Real Estate Investment Trust --
     Office Property (.4%)
          5,084   Highwoods Properties,
                   Inc.                                              151,300
          5,360   Mack-Cali Realty
                   Corporation                                       242,808
                                                             ---------------
                                                                     394,108
                                                             ---------------
    Real Estate Investment Trust --
     Shopping Centers (1.3%)
         10,277   Developers Diversified
                   Realty Corporation                                472,331
          9,766   New Plan Excel Realty
                   Trust                                             265,342
          5,975   Regency Centers
                   Corporation                                       341,770
          8,017   Weingarten Realty
                   Investors                                         314,427
                                                             ---------------
                                                                   1,393,870
                                                             ---------------
    Real Estate Investment Trust --
     Warehouse/Industrial (.3%)
          7,956   AMB Property
                   Corporation                                       345,529
                                                             ---------------
    Savings and Loans (.9%)
          9,506   Astoria Financial
                   Corporation                                       270,636
          7,388   Independence Community Bank
                   Corporation                                       272,839
         23,125   New York Community
                   Bancorp, Inc.                                     419,025
                                                             ---------------
                                                                     962,500
                                                             ---------------
  HEALTH CARE (11.3%)
    Biotechnology (1.4%)
          6,310   Charles River
                   Laboratories
                   International, Inc. (b)                           304,458
          4,916   Invitrogen
                   Corporation (b)                                   409,454
          2,997   Martek Biosciences
                   Corporation (b)                           $       113,736
         29,116   Millennium Pharmaceuticals,
                   Inc. (b) (f)                                      269,905
         10,035   Protein Design Labs,
                   Inc. (b)                                          202,807
          8,806   Vertex Pharmaceuticals,
                   Inc. (b)                                          148,293
                                                             ---------------
                                                                   1,448,653
                                                             ---------------
    Drugs (2.5%)
          8,796   Barr Pharmaceuticals,
                   Inc. (b)                                          428,717
          5,493   Cephalon, Inc. (b)                                 218,676
         21,936   IVAX Corporation (b) (f)                           471,624
          9,935   Omnicare, Inc.                                     421,542
          3,236   Par Pharmaceutical
                   Companies, Inc. (b)                               102,937
          8,438   Perrigo Company                                    117,626
          9,917   Sepracor, Inc. (b) (f)                             595,119
          8,759   Valeant Pharmaceuticals
                   International                                     154,421
          7,243   VCA Antech, Inc. (b)                               175,643
                                                             ---------------
                                                                   2,686,305
                                                             ---------------
    Hospital Management (1.2%)
          6,415   Community Health
                   Systems, Inc. (b)                                 242,423
          4,866   LifePoint Hospitals,
                   Inc. (b)                                          245,830
          7,651   Triad Hospitals, Inc. (b)                          418,051
          5,499   Universal Health
                   Services, Inc.                                    341,928
                                                             ---------------
                                                                   1,248,232
                                                             ---------------
    Managed Care (1.6%)
         10,164   Coventry Health Care,
                   Inc. (b)                                          719,103
         10,647   Health Net, Inc. (b)                               406,290
          8,247   Pacificare Health
                   Systems (b)                                       589,248
                                                             ---------------
                                                                   1,714,641
                                                             ---------------
    Medical Products/Supplies (3.6%)
          6,153   Advanced Medical
                   Optics, Inc. (b)                                  244,582
          5,853   Beckman Coulter, Inc.                              372,075
         10,788   Cytyc Corporation (b)                              237,983

                 See accompanying notes to financial statements.

                                                                 MARKET
SHARES                                                           VALUE(a)
------                                                       ---------------
  HEALTH CARE--CONTINUED
          7,151   Dentsply International,
                   Inc.                                      $       386,154
          5,635   Edwards Lifesciences
                   Corporation (b)                                   242,418
          4,784   Gen-Probe, Inc. (b)                                173,324
          8,211   Henry Schein, Inc. (b)                             340,921
          5,537   Hillenbrand Industries,
                   Inc.                                              279,895
          3,421   Inamed Corporation (b)                             229,104
         13,006   Patterson Companies,
                   Inc. (b)                                          586,310
          6,546   Steris Corporation                                 168,690
          3,639   Techne Corporation (b)                             167,066
         12,507   Varian Medical
                   Systems, Inc. (b)                                 466,886
                                                             ---------------
                                                                   3,895,408
                                                             ---------------
    Special Services (1.0%)
          4,641   Apria Healthcare
                   Group, Inc. (b)                                   160,764
          5,965   Covance, Inc. (b)                                  267,650
          9,374   Lincare Holdings,
                   Inc. (b)                                          382,834
          6,436   Renal Care Group,
                   Inc. (b)                                          296,700
                                                             ---------------
                                                                   1,107,948
                                                             ---------------
  TECHNOLOGY (13.2%)
    Computer Hardware (1.2%)
          6,756   Diebold, Inc.                                      304,763
          3,130   Imation Corporation                                121,412
         17,146   Sandisk Corporation (b)                            406,875
          5,455   The Reynolds &
                   Reynolds Company                                  147,449
         20,152   Western Digital
                   Corporation (b)                                   270,440
                                                             ---------------
                                                                   1,250,939
                                                             ---------------
    Computer Networking (.9%)
         36,316   3COM Corporation (b) (f)                           132,190
          6,313   Alliance Data Systems
                   Corporation (b)                                   256,055
          3,045   Anteon International
                   Corporation (b)                                   138,913
          8,539   ChoicePoint, Inc. (b)                              341,987
          9,277   Polycom, Inc. (b)                                  138,320
                                                             ---------------
                                                                   1,007,465
                                                             ---------------
    Computer Peripherals (.5%)
          4,700   Avocent Corporation (b)                            122,858
         10,157   Storage Technology
                   Corporation (b)                           $       368,598
                                                             ---------------
                                                                     491,456
                                                             ---------------
    Computer Services & Software (4.8%)
         19,098   Activision, Inc. (b)                               315,499
          8,322   Acxiom Corporation                                 173,763
          2,468   Advent Software,
                   Inc. (b)                                           50,002
         25,968   Cadence Design
                   Systems, Inc. (b) (f)                             354,723
         14,175   Ceridian Corporation (b)                           276,129
          5,852   Certegy, Inc.                                      223,663
          8,047   Checkfree
                   Corporation (b)                                   274,081
         12,816   Cognizant Technology Solutions
                   Corporation (b)                                   604,018
          4,704   CSG Systems
                   International (b)                                  89,282
          6,458   Dun & Bradstreet
                   Corporation (b)                                   398,136
          3,557   F5 Networks, Inc. (b)                              168,015
          8,177   Gartner, Inc. (b)                                   86,840
          5,313   Keane, Inc. (b)                                     72,788
          7,118   Macromedia, Inc. (b)                               272,050
         15,404   McAfee, Inc. (b)                                   403,277
         14,931   McData Corporation (b)                              59,724
          7,395   Mentor Graphics
                   Corporation (b)                                    75,799
          8,174   MoneyGram
                   International, Inc.                               156,287
          6,328   National Instruments
                   Corporation                                       134,153
          6,740   RSA Security, Inc. (b)                              77,375
          7,844   SEI Investments
                   Company                                           292,973
          8,491   Sybase, Inc. (b)                                   155,810
         13,602   Synopsys, Inc. (b)                                 226,745
          3,260   Transaction Systems
                   Architects, Inc. (b)                               80,294
          7,479   Wind River Systems,
                   Inc. (b)                                          117,271
                                                             ---------------
                                                                   5,138,697
                                                             ---------------
    Computer Systems (.1%)
          7,697   Jack Henry &
                   Associates, Inc.                                  140,932
                                                             ---------------

                 See accompanying notes to financial statements.

                                                                 MARKET
SHARES                                                           VALUE(a)
------                                                       ---------------
  TECHNOLOGY--CONTINUED
    Electrical Defense (.2%)
          3,482   Alliant Techsystems,
                   Inc. (b)                                  $       245,829
                                                             ---------------
    Electrical Equipment (.6%)
         14,762   Gentex Corporation                                 268,668
          8,198   Kemet Corporation (b)                               51,647
          4,104   Plexus Corporation (b)                              58,400
         16,966   Vishay Intertechnology,
                   Inc. (b) (f)                                      201,387
                                                             ---------------
                                                                     580,102
                                                             ---------------
    Electrical Instruments (1.0%)
          8,349   Amphenol Corporation                               335,379
          6,057   Harman International
                   Industries, Inc.                                  492,797
          5,679   Thomas & Betts
                   Corporation (b)                                   160,375
          3,235   Varian, Inc. (b)                                   122,251
                                                             ---------------
                                                                   1,110,802
                                                             ---------------
    Electronic Components --
     Semiconductor (2.7%)
         42,748   Atmel
                   Corporation (b) (f)                               101,313
          8,658   Credence Systems
                   Corporation (b)                                    78,355
          7,047   Cree, Inc. (b)                                     179,487
         12,473   Cypress Semiconductor
                   Corporation (b)                                   157,035
         11,330   Fairchild Semiconductor
                   International, Inc. (b)                           167,118
          6,622   Integrated Circuit
                   Systems, Inc. (b)                                 136,678
          9,951   Integrated Device
                   Technology, Inc. (b)                              106,973
          6,103   International Rectifier
                   Corporation (b)                                   291,235
         14,469   Intersil Corporation                               271,583
         13,119   Lam Research
                   Corporation (b)                                   379,664
         10,753   Lattice Semiconductor
                   Corporation (b)                                    47,743
          5,810   LTX Corporation (b)                                 28,818
          7,198   Micrel, Inc. (b)                                    82,921
         19,734   Microchip Technology,
                   Inc. (f)                                          584,521
          6,995   Semtech
                   Corporation (b)                                   116,467
          4,300   Silicon Laboratories,
                   Inc. (b)                                          112,703
         13,140   Triquint Semiconductor,
                   Inc. (b)                                  $        43,756
                                                             ---------------
                                                                   2,886,370
                                                             ---------------
    Electronics -- Computer Distribution (.5%)
         11,138   Arrow Electronics,
                   Inc. (b)                                          302,508
         11,421   Avnet, Inc. (b)                                    257,315
                                                             ---------------
                                                                     559,823
                                                             ---------------
    Service -- Data Processing (.7%)
          7,188   DST Systems, Inc. (b)                              336,398
          6,385   Fair Isaac Corporation                             233,053
         11,434   The BISYS Group,
                   Inc. (b)                                          170,824
                                                             ---------------
                                                                     740,275
                                                             ---------------
  TRANSPORTATION (2.7%)
    Air Freight (.9%)
          8,105   CH Robinson
                   Worldwide, Inc.                                   471,711
         10,094   Expeditors International
                   Washington, Inc.                                  502,782
                                                             ---------------
                                                                     974,493
                                                             ---------------
    Airlines (.3%)
          8,216   Airtran Holdings,
                   Inc. (b)                                           75,833
          2,385   Alaska Air Group,
                   Inc. (b)                                           70,954
          9,295   JetBlue Airways
                   Corporation (b)                                   189,990
                                                             ---------------
                                                                     336,777
                                                             ---------------
    Shipping (.4%)
          4,143   Alexander & Baldwin,
                   Inc.                                              192,028
          3,297   Overseas Shipholding
                   Group                                             196,666
                                                             ---------------
                                                                     388,694
                                                             ---------------
    Transport Services (.3%)
          5,435   Yellow Roadway
                   Corporation (b)                                   276,098
                                                             ---------------
    Trucking (.8%)
          4,982   CNF, Inc.                                          223,692
          4,727   GATX Corporation                                   163,082
         12,896   JB Hunt Transport
                   Services, Inc.                                    248,893
          5,877   Swift Transportation
                   Company, Inc. (b)                                 136,875

                 See accompanying notes to financial statements.

                                                                 MARKET
SHARES                                                           VALUE(a)
------                                                       ---------------
  TRANSPORTATION--CONTINUED
          6,013   Werner Enterprises,
                   Inc.                                      $       118,095
                                                             ---------------
                                                                     890,637
                                                             ---------------
  UTILITIES (6.2%)
    Electric Companies (5.0%)
         11,000   Alliant Energy
                   Corporation                                       309,650
         22,892   Aquila, Inc. (b)                                    82,640
          2,990   Black Hills Corporation                            110,181
         11,973   DPL, Inc.                                          328,659
          7,339   Duquesne Light
                   Holdings, Inc.                                    137,093
         13,941   Energy East
                   Corporation                                       404,010
          7,059   Great Plains Energy,
                   Inc.                                              225,112
          7,648   Hawaiian Electric
                   Industries, Inc.                                  205,043
          3,994   Idacorp, Inc.                                      122,336
         11,208   MDU Resources Group,
                   Inc.                                              315,729
         12,248   Northeast Utilities                                255,493
         10,098   NSTAR                                              311,321
          8,537   OGE Energy
                   Corporation                                       247,061
         17,869   Pepco Holdings, Inc.                               427,784
          6,533   PNM Resources, Inc.                                188,216
          9,470   Puget Energy, Inc.                         $       221,409
         10,743   SCANA Corporation                                  458,833
         11,128   Sierra Pacific
                   Resources (b)                                     138,544
          8,198   Westar Energy, Inc.                                196,998
         11,073   Wisconsin Energy
                   Corporation                                       431,847
          3,580   WPS Resources
                   Corporation                                       201,375
                                                             ---------------
                                                                   5,319,334
                                                             ---------------
    Natural Gas (.9%)
          7,298   AGL Resources, Inc.                                282,068
          9,596   Oneok, Inc.                                        313,309
          7,201   Vectren Corporation                                206,885
          4,609   WGL Holdings, Inc.                                 155,047
                                                             ---------------
                                                                     957,309
                                                             ---------------
    Water Utilities (.3%)
          9,067   Aqua America, Inc.                                 269,653
                                                             ---------------
Total common stocks
  (Cost: $83,282,161)                                            101,778,775
                                                             ---------------
  S&P DEPOSITORY RECEIPT (.1%)
            500   S&P MidCap 400 Index
                   Depository Receipt                                 62,610
                                                             ---------------
Total S&P depository receipt
  (cost: $56,624)                                                     62,610
                                                             ---------------

PRINCIPAL                                                 RATE    MATURITY
---------                                                ------   --------
SHORT-TERM SECURITIES (23.9%)
  SECURITY LENDING COLLATERAL (19.4%)
   Commercial Paper (11.9%)
$    988,274   Amsterdam Funding Corporation (e)          3.100%  07/11/05        987,375
     600,024   ANZ National, Ltd. (e)                     3.100%  07/08/05        599,639
     705,910   BHP Billiton Financial USA, Ltd. (e)       3.100%  07/05/05        705,656
   1,200,047   Cedar Springs Capital Company (e)          3.140%  07/20/05      1,197,971
   1,066,630   Concord Minutemen Capital Company (e)      3.130%  07/07/05      1,066,054
   1,157,692   Crown Point Capital Company (e)            3.100%  07/05/05      1,157,276
     141,182   Eiffel Funding LLC (e)                     3.100%  07/05/05        141,131
   1,019,193   Eiffel Funding LLC (e)                     3.080%  07/08/05      1,018,541
     395,310   Irish Life & Permanent (e)                 3.040%  07/08/05        395,057
     988,274   KLIO II Funding Corporation (e)            3.170%  08/02/05        985,378
     847,092   Lehman Brothers Holdings (e)               2.762%  08/16/05        847,092
     988,274   Liquid Funding, Ltd. (e)                   3.080%  07/05/05        987,918
     395,310   Morgan Stanley (e)                         2.470%  02/03/06        395,310
     141,182   Neptune Funding Corporation (e)            3.100%  07/06/05        141,118

                 See accompanying notes to financial statements.

                                                                               MARKET
PRINCIPAL/SHARES                                          RATE    MATURITY     VALUE(a)
----------------                                          -----   --------  -------------
  SECURITY LENDING COLLATERAL--CONTINUED
$    847,092   Sedna Finance, Inc. (e)                    3.080%  07/11/05  $     846,321
     254,128   Sedna Finance, Inc. (e)                    3.100%  07/14/05        253,828
      70,591   Sedna Finance, Inc. (e)                    3.110%  07/19/05         70,476
     988,274   Solitaire Funding, LLC (e)                 3.130%  07/21/05        986,475
                                                                            -------------
                                                                               12,782,616
                                                                            -------------
    Corporate Note (4.0%)
     988,274   American General Finance (d)               3.090%  07/14/06        988,363
     564,728   Beta Finance, Inc. (d)                     2.990%  06/02/06        564,864
   1,270,638   General Electric Capital Assurance Company 3.162%  06/16/06      1,270,638
     705,910   Metropolitan Life Global Funding I (d)     3.182%  03/06/06        705,797
     705,910   Morgan Stanley (d)                         3.090%  08/13/10        705,966
                                                                            -------------
                                                                                4,235,628
                                                                            -------------
    Repurchase Agreement (3.5%)
   3,792,574   Morgan Stanley, Wells Fargo and Bank of New York Repurchase
                Agreement account; dated 6/30/05, rate 3.487%, due 7/1/05;
                proceeds $3,792,941
                (Collateralized by Corporate Obligations)                       3,792,574
                                                                            -------------
               Total Security Lending Collateral (Cost: $20,810,818)           20,810,818
                                                                            -------------
  INVESTMENT COMPANIES (4.5%)
   4,300,000   American Beacon Funds, current rate 3.190%                       4,300,000
     569,989   Federated Money Market Obligation Trust - Prime Obligation
                Fund, current rate 3.080%                                         569,989
                                                                            -------------
               Total investment companies (cost: $4,869,989)                    4,869,989
                                                                            -------------
               Total short-term securities (cost: $25,680,807)                 25,680,807
                                                                            -------------
               Total investments in securities (cost: $109,019,592) (g)       127,522,192
               Payable upon return of securities loaned (19.4%)               (20,810,818)
               Cash and other assets in excess of liabilities (.5%)               547,578
                                                                            -------------
               Total net assets (100%)                                      $ 107,258,952
                                                                            =============

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held .5% of net assets in foreign securities at June 30, 2005.
(d)  Variable rate security.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 10.8% of the Portfolio's net assets at June 30, 2005.
(f) Fully or partially pledged as initial margin deposits on open index futures purchased contracts.

                 See accompanying notes to financial statements.

HOLDINGS OF OPEN FUTURES CONTRACTS

On June 30, 2005, securities with an aggregate market value of $2,266,735 have been segregated to cover margin requirements for the following open futures contracts:

                                                           NUMBER OF     POSITION     UNREALIZED        UNREALIZED
TYPE                                    EXPIRATION         CONTRACTS       TYPE      APPRECIATION      DEPRECIATION
----                                  --------------       ---------     --------    ------------      ------------
S&P Mid 400(R) EMINI                  September 2005           71          Long      $     17,224      $      4,122
                                                               ==                    ============      ============

(g) At June 30, 2005 the cost of securities for federal income tax purposes was $109,335,254. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                  $    24,248,423
     Gross unrealized depreciation                                       (6,061,485)
                                                                    ---------------
     Net unrealized appreciation                                    $    18,186,938
                                                                    ===============

                 See accompanying notes to financial statements.

                                                REAL ESTATE SECURITIES PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                                   JUNE 30, 2005
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                 MARKET
SHARES                                                           VALUE(a)
------                                                       ---------------
COMMON STOCKS (99.2%)
  CONSUMER CYCLICAL (9.9%)
    Entertainment (.1%)
          2,800   Great World Resorts,
                   Inc. (b)                                  $        57,232
                                                             ---------------
    Lodging -- Hotel (9.8%)
        172,800   Hilton Hotels
                   Corporation                                     4,121,280
         18,200   Marriott International,
                   Inc.                                            1,241,604
         83,300   Starwood Hotels & Resorts Worldwide,
                   Inc.                                            4,878,881
                                                             ---------------
                                                                  10,241,765
                                                             ---------------
  FINANCIAL (89.3%)
    Real Estate (6.1%)
        139,200   Brookfield Properties
                   Company (c)                                     4,008,960
         22,434   Forest City Enterprises,
                   Inc.                                            1,592,814
         58,900   Thomas Properties
                   Group, Inc.                                       736,839
                                                             ---------------
                                                                   6,338,613
                                                             ---------------
    Real Estate Investment Trust --
     Apartments (17.7%)
         90,800   American Campus
                   Communities, Inc.                               2,059,344
         49,400   Archstone-Smith Trust                            1,907,828
         28,600   AvalonBay
                   Communities, Inc.                               2,310,880
          8,600   BRE Properties, Inc.                               359,910
         59,200   Camden Property Trust                            3,182,000
        102,000   Educational Realty Trust,
                   Inc.                                            1,866,600
         85,300   Equity Residential                               3,140,746
         12,900   Essex Property Trust,
                   Inc.                                            1,071,474
        104,675   United Dominion Realty
                   Trust, Inc.                                     2,517,434
                                                             ---------------
                                                                  18,416,216
                                                             ---------------
    Real Estate Investment Trust --
     Diversified (5.5%)
         10,500   Capital Automotive                                 400,785
         46,900   Cousins Properties, Inc.                         1,387,302
         25,900   Liberty Property Trust                           1,147,629
        117,200   NorthStar Realty Finance
                   Corporation                                     1,229,428
         11,500   PS Business Parks, Inc.                    $       511,175
         12,900   Vornado Realty Trust                             1,037,160
                                                             ---------------
                                                                   5,713,479
                                                             ---------------
    Real Estate Investment Trust --
     Health Care (1.7%)
         58,200   Ventas, Inc.                                     1,757,640
                                                             ---------------
    Real Estate Investment Trust --
     Hotels (5.5%)
        102,200   DiamondRock Hospitality
                   Company                                         1,154,860
         96,500   Hersha Hospitality
                   Trust                                             920,610
         86,000   Host Marriott
                   Corporation                                     1,505,000
         83,300   Strategic Hotel Capital,
                   Inc.                                            1,499,400
         62,000   Winston Hotels, Inc.                               698,120
                                                             ---------------
                                                                   5,777,990
                                                             ---------------
    Real Estate Investment Trust --
     Mortgage (3.3%)
         44,700   Gramercy Capital
                   Corporation                                     1,093,362
         29,800   Newcastle Investment
                   Corporation                                       898,470
         80,400   Spirit Finance
                   Corporation                                       944,700
         48,300   Spirit Finance Corporation -
                   144A Issue (f) (g)                                567,525
                                                             ---------------
                                                                   3,504,057
                                                             ---------------
    Real Estate Investment Trust --
     Office Property (14.0%)
         20,300   Alexandria Real Estate
                   Equities, Inc.                                  1,491,035
         19,700   Arden Realty, Inc.                                 708,806
        102,102   BioMed Realty Trust,
                   Inc.                                            2,435,133
         34,500   Boston Properties, Inc.                          2,415,000
         84,000   Brandywine Realty
                   Trust                                           2,574,600
         33,800   Columbia Equity
                   Trust, Inc. (b)                                   518,830
         40,800   Maguire Properties,
                   Inc.                                            1,156,272
         52,100   Prentiss Properties
                   Trust                                           1,898,524
         68,900   Trizec Properties, Inc.                          1,417,273
                                                             ---------------
                                                                  14,615,473
                                                             ---------------

                 See accompanying notes to financial statements.

                                                                 MARKET
SHARES                                                           VALUE(a)
------                                                       ---------------
  FINANCIAL--CONTINUED
    Real Estate Investment Trust --
     Regional Mall (13.9%)
        108,720   General Growth
                   Properties, Inc.                          $     4,467,305
         81,900   Simon Property Group,
                   Inc.                                            5,936,931
         66,600   The Mills Corporation                            4,048,614
                                                             ---------------
                                                                  14,452,850
                                                             ---------------
    Real Estate Investment Trust --
     Self Storage (1.9%)
         37,061   Extra Space Storage,
                   Inc.                                              531,084
         20,600   Public Storage, Inc.                             1,302,950
          2,800   Sovran Self Storage,
                   Inc.                                              127,288
                                                             ---------------
                                                                   1,961,322
                                                             ---------------
    Real Estate Investment Trust --
     Shopping Centers (11.9%)
         87,400   Developers Diversified
                   Realty Corporation                              4,016,904
         80,100   Equity One, Inc.                                 1,818,270
         54,250   Kimco Realty
                   Corporation                               $     3,195,867
        118,100   Kite Realty Group Trust                          1,771,500
          7,600   Pan Pacific Retail
                   Properties, Inc.                                  504,488
         19,300   Regency Centers
                   Corporation                                     1,103,960
                                                             ---------------
                                                                  12,410,989
                                                             ---------------
    Real Estate Investment Trust --
     Warehouse/Industrial (7.8%)
         41,700   Catellus Development
                   Corporation                                     1,367,760
         41,900   First Potomac Realty
                   Trust                                           1,039,120
        142,100   Prologis                                         5,718,104
                                                             ---------------
                                                                   8,124,984
                                                             ---------------
Total common stocks
 (cost: $76,038,527)                                             103,372,610
                                                             ---------------

PRINCIPAL                                                 RATE    MATURITY
---------                                                 ----    --------
SHORT-TERM SECURITIES (10.5%)
  SECURITY LENDING COLLATERAL (9.2%)
   Commercial Paper (5.6%)
$    454,027   Amsterdam Funding Corporation (e)          3.100%  07/11/05        453,614
     275,659   ANZ National, Ltd. (e)                     3.100%  07/08/05        275,483
     324,305   BHP Billiton Financial USA, Ltd. (e)       3.100%  07/05/05        324,188
     551,318   Cedar Springs Capital Company (e)          3.140%  07/20/05        550,365
     490,025   Concord Minutemen Capital Company (e)      3.130%  07/07/05        489,760
     531,860   Crown Point Capital Company (e)            3.100%  07/05/05        531,669
      64,861   Eiffel Funding LLC (e)                     3.100%  07/05/05         64,838
     468,232   Eiffel Funding LLC (e)                     3.080%  07/08/05        467,932
     181,611   Irish Life & Permanent (e)                 3.040%  07/08/05        181,494
     454,027   KLIO II Funding Corporation (e)            3.170%  08/02/05        452,697
     389,166   Lehman Brothers Holdings (e)               2.762%  08/16/05        389,166
     454,027   Liquid Funding, Ltd. (e)                   3.080%  07/05/05        453,863
     181,611   Morgan Stanley (e)                         2.470%  02/03/06        181,611
      64,861   Neptune Funding Corporation (e)            3.100%  07/06/05         64,832
     389,166   Sedna Finance, Inc. (e)                    3.080%  07/11/05        388,812
     116,750   Sedna Finance, Inc. (e)                    3.100%  07/14/05        116,612
      32,430   Sedna Finance, Inc. (e)                    3.110%  07/19/05         32,377
     454,027   Solitaire Funding LLC (e)                  3.130%  07/21/05        453,201
                                                                                ---------
                                                                                5,872,514
                                                                                ---------

                 See accompanying notes to financial statements.

                                                                                  MARKET
PRINCIPAL/SHARES                                          RATE    MATURITY        VALUE(a)
----------------                                          -----   --------     --------------
  SECURITY LENDING COLLATERAL--CONTINUED
    Corporate Note (1.9%)
$    454,027   American General Finance (d)               3.090%  07/14/06     $      454,068
     259,444   Beta Finance, Inc. (d)                     2.990%  06/02/06            259,506
     583,749   General Electric Capital Assurance Company 3.162%  06/16/06            583,749
     324,305   Metropolitan Life Global Funding I (d)     3.182%  03/06/06            324,253
     324,305   Morgan Stanley (d)                         3.090%  08/13/10            324,331
                                                                               --------------
                                                                                    1,945,907
                                                                               --------------

    Repurchase Agreement (1.7%)
   1,742,362   Morgan Stanley, Wells Fargo and Bank of New York Repurchase
                Agreement account; dated 6/30/05, rate 3.487%, due 7/1/05;
                proceeds $1,742,531 (Collateralized by Corporate Obligations)       1,742,362
                                                                               --------------
               Total security lending collateral (cost: $9,560,783)                 9,560,783
                                                                               --------------
  INVESTMENT COMPANY (1.3%)
    1,400,097  Federated Money Market Obligation Trust -
                Prime Obligation Fund, current rate 3.080%                          1,400,097
                                                                               --------------
               Total investment company (cost: $1,400,097)                          1,400,097
                                                                               --------------
               Total short-term securities (cost: $10,960,880)                     10,960,880
                                                                               --------------
               Total investments in securities (cost: $86,999,407) (h)         $  114,333,490
                                                                               --------------
               Payable upon return of securities loaned (9.2%)                     (9,560,783)
               Liabilities in excess of cash and other assets (-.5%)                 (521,208)
                                                                               --------------
               Total net assets (100%)                                         $  104,251,499
                                                                               ==============

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held 3.8% of net assets in foreign securities at June 30, 2005.
(d)  Variable rate security.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 5.1% of the Portfolio's net assets at June 30, 2005.
(f) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at June 30, 2005, which includes cost and acquisition date, is as follows:

                                                                                         ACQUISITION   ACQUISITION
     SECURITY:                                                                              DATE          COST
     ---------                                                                           -----------   -----------
     Spirit Finance Corporation - 144A Issue*                                               various    $   483,000
                                                                                                       ===========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(g) This security is being fair-valued according to procedures approved by the Board of Directors.
(h) At June 30, 2005 the cost of securities for federal income tax purposes was $87,165,518. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                   $  27,167,972
     Gross unrealized depreciation                                                                              --
                                                                                                     -------------
     Net unrealized appreciation                                                                     $  27,167,972
                                                                                                     =============

                 See accompanying notes to financial statements.

ADVANTUS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2005
(UNAUDITED)

                                                                                        MONEY          MORTGAGE
                                                                       BOND             MARKET        SECURITIES
                                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                  --------------   --------------   --------------
                            ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                 $  381,607,585   $   94,001,091   $  222,964,526
Cash in bank on demand deposit                                            25,508              111                -
Foreign currency in bank on deposit (identified cost: $109,574)                -                -                -
Receivable for Fund shares sold                                            5,311                -                -
Receivable for investment securities sold (including paydowns)         2,325,170                -        3,544,466
Dividends and accrued interest receivable                              2,441,922          265,788          994,180
Receivable for refundable foreign income taxes withheld                        -                -                -
Other receivables                                                          8,888                -                -
Unrealized appreciation on forward foreign currency
  contracts held, at value (note 2)                                            -                -                -
Variation margin receivable                                                    -                -            3,912
                                                                  --------------   --------------   --------------
     Total assets                                                    386,414,384       94,266,990      227,507,084
                                                                  --------------   --------------   --------------

                          LIABILITIES
Bank overdraft                                                                 -                -           51,133
Payable for Fund shares repurchased                                            -          161,970          131,143
Payable for investment securities purchased                           27,063,748                -       13,825,283
Dividends payable to shareholders                                              -          177,739                -
Payable to Advisor                                                       175,689           44,831          109,404
Accrued expenses                                                               -            9,060           11,267
Unrealized depreciation on forward foreign currency
  contracts held, at value (note 2)                                            -                -                -
Variation margin payable                                                       -                -                -
Payable upon return of securities loaned (note 5)                     32,866,563                -       13,223,777
                                                                  --------------   --------------   --------------
     Total liabilities                                                60,106,000          393,600       27,352,007
                                                                  --------------   --------------   --------------
Net assets applicable to outstanding capital stock                $  326,308,384   $   93,873,390   $  200,155,077
                                                                  --------------   --------------   --------------
                                                                  --------------   --------------   --------------

Represented by:
  Capital stock - authorized 10 trillion shares of
    $.01 par value**                                              $    2,209,339   $      938,750   $    1,388,556
  Additional paid-in capital                                         311,423,988       92,936,208      193,659,656
  Undistributed net investment income                                  6,944,569                -        4,918,195
  Accumulated net realized gains (losses) from
    investments and foreign currency transactions                      1,349,770           (1,568)         793,771
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies        4,380,718                -         (605,101)
                                                                  --------------   --------------   --------------
  Total - representing net assets applicable to outstanding
    capital stock                                                 $  326,308,384   $   93,873,390   $  200,155,077
                                                                  ==============   ==============   ==============
Net assets value per share of outstanding capital stock           $         1.48   $         1.00   $         1.44
                                                                  ==============   ==============   ==============
 * Identified cost                                                $  377,226,867   $   94,001,091   $  223,543,208
** Shares outstanding                                                220,933,894       93,874,958      138,855,591
 + Including securities on loan of                                $   32,226,331   $            -   $   12,936,986

See accompanying notes to financial statements.

                                                                                     MATURING         MATURING
                                                                                    GOVERNMENT       GOVERNMENT
                                                                    INDEX 500        BOND 2006        BOND 2010
                                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                  --------------   --------------   --------------
                            ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                 $  708,788,345   $    4,421,704   $    5,880,738
Cash in bank on demand deposit                                             4,054                -                -
Foreign currency in bank on deposit (identified cost: $109,574)                -                -                -
Receivable for Fund shares sold                                                -                -            5,996
Receivable for investment securities sold (including paydowns)                 -                -                -
Dividends and accrued interest receivable                                769,550              450               31
Receivable for refundable foreign income taxes withheld                        -                -                -
Other receivables                                                         41,965                -                -
Unrealized appreciation on forward foreign currency
  contracts held, at value (note 2)                                            -                -                -
Variation margin receivable                                                    -                -                -
                                                                  --------------   --------------   --------------
     Total assets                                                    709,603,914        4,422,154        5,886,765
                                                                  --------------   --------------   --------------

                          LIABILITIES
Bank overdraft                                                                 -                -                -
Payable for Fund shares repurchased                                        3,151              124                -
Payable for investment securities purchased                                    -                -                -
Dividends payable to shareholders                                              -                -                -
Payable to Advisor                                                       214,668            3,495            3,778
Accrued expenses                                                               -           14,350           10,972
Unrealized depreciation on forward foreign currency
  contracts held, at value (note 2)                                            -                -                -
Variation margin payable                                                  19,576                -                -
Payable upon return of securities loaned (note 5)                     70,941,948                -                -
                                                                  --------------   --------------   --------------
     Total liabilities                                                71,179,343           17,969           14,750
                                                                  --------------   --------------   --------------
Net assets applicable to outstanding capital stock                $  638,424,571   $    4,404,185   $    5,872,015
                                                                  ==============   ==============   ==============
Represented by:
  Capital stock - authorized 10 trillion shares of
    $.01 par value**                                              $    1,691,604   $       31,452   $       35,905
  Additional paid-in capital                                         422,126,986        4,107,190        5,120,877
  Undistributed net investment income                                  4,313,350           70,952           96,316
  Accumulated net realized gains (losses) from
    investments and foreign currency transactions                    (28,341,237)          33,507           23,650
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies      238,633,868          161,084          595,267
                                                                  --------------   --------------   --------------
     Total - representing net assets applicable to outstanding
       capital stock                                              $  638,424,571   $    4,404,185   $    5,872,015
                                                                  ==============   ==============   ==============
Net assets value per share of outstanding capital stock           $         3.77   $         1.40   $         1.64
                                                                  ==============   ==============   ==============
 * Identified cost                                                $  470,114,964   $    4,260,620   $    5,285,471
** Shares outstanding                                                169,160,409        3,145,155        3,590,468
 + Including securities on loan of                                $   67,957,278   $            -   $            -

                                                                   INTERNATIONAL     INDEX 400        REAL ESTATE
                                                                        BOND          MID-CAP         SECURITIES
                                                                     PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                  --------------   --------------   --------------
                            ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*+                                 $   63,108,624   $  127,522,192   $  114,333,490
Cash in bank on demand deposit                                                 -                -           21,083
Foreign currency in bank on deposit (identified cost: $109,574)          109,561                -                -
Receivable for Fund shares sold                                           12,476          483,726                -
Receivable for investment securities sold (including paydowns)                 -           86,976          237,552
Dividends and accrued interest receivable                              1,169,658           73,272          425,110
Receivable for refundable foreign income taxes withheld                   18,743                -                -
Other receivables                                                              -                -                -
Unrealized appreciation on forward foreign currency
  contracts held, at value (note 2)                                      833,419                -                -
Variation margin receivable                                                    -                -                -
                                                                  --------------   --------------   --------------
     Total assets                                                     65,252,481      128,166,166      115,017,235
                                                                  --------------   --------------   --------------

                          LIABILITIES
Bank overdraft                                                                 -                -                -
Payable for Fund shares repurchased                                            -                -           24,360
Payable for investment securities purchased                                    -           37,704        1,089,482
Dividends payable to shareholders                                              -                -                -
Payable to Advisor                                                        48,014           37,398           82,472
Accrued expenses                                                          33,040            5,623            8,639
Unrealized depreciation on forward foreign currency
  contracts held, at value (note 2)                                      496,090                -                -
Variation margin payable                                                       -           15,671                -
Payable upon return of securities loaned (note 5)                              -       20,810,818        9,560,783
                                                                  --------------   --------------   --------------
     Total liabilities                                                   577,144       20,907,214       10,765,736
                                                                  --------------   --------------   --------------
Net assets applicable to outstanding capital stock                $   64,675,337   $  107,258,952   $  104,251,499
                                                                  ==============   ==============   ==============

Represented by:
  Capital stock - authorized 10 trillion shares of
    $.01 par value**                                              $      471,779   $      690,561   $      501,318
  Additional paid-in capital                                          61,957,447       86,878,638       72,038,536
  Undistributed net investment income                                    863,016          488,701        1,367,681
  Accumulated net realized gains (losses) from
    investments and foreign currency transactions                      2,017,362          674,307        3,009,842
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies         (634,267)      18,526,745       27,334,122
                                                                  --------------   --------------   --------------
    Total - representing net assets applicable to outstanding
      capital stock                                               $   64,675,337   $  107,258,952   $  104,251,499
                                                                  ==============   ==============   ==============
Net assets value per share of outstanding capital stock           $         1.37   $         1.55   $         2.08
                                                                  ==============   ==============   ==============
 * Identified cost                                                $   64,040,705   $  109,019,592   $   86,999,407
** Shares outstanding                                                 47,177,900       69,056,055       50,131,799
 + Including securities on loan of                                $            -   $   19,998,120   $    9,273,243

STATEMENTS OF OPERATIONS
PERIOD FROM JANUARY 1, 2005 TO JUNE 30, 2005
(UNAUDITED)

                                                                                       MONEY           MORTGAGE
                                                                      BOND            MARKET          SECURITIES
                                                                    PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                  --------------   --------------   --------------
Investment Income
  Interest (net of foreign withholding taxes of $19,936 for
   International Bond Portfolio)                                  $    7,962,911   $    1,192,367   $    5,709,360
  Dividends (net of foreign withholding taxes of $8,603 for
   Real Estate Securities Portfolio)                                     112,031                -                -
  Income from securities lending activities                               26,045                -              535
                                                                  --------------   --------------   --------------
     Total investment income                                           8,100,987        1,192,367        5,709,895
                                                                  --------------   --------------   --------------
Expenses (note 4):
  Investment advisory fee                                                624,299          136,620          411,374
  Rule 12b-1 fees                                                        390,187          113,850          257,109
  Administrative services fee                                             15,460           15,460           15,460
  Custodian fees                                                           2,594            2,429            2,403
  Audit and accounting services                                           57,152           38,966           50,830
  Legal fees                                                              27,428            7,628           23,680
  Printing and shareholder reports                                        20,446            6,072           16,555
  Director's fees                                                          6,197            1,728            4,757
  Insurance                                                                3,616            1,063            2,871
  S&P licensing fee                                                            -                -                -
  Other                                                                    9,039            2,147            6,661
                                                                  --------------   --------------   --------------
     Total expenses                                                    1,156,418          325,963          791,700
                                                                  --------------   --------------   --------------
     Investment income - net                                           6,944,569          866,404        4,918,195
                                                                  --------------   --------------   --------------
Realized and Unrealized gains (losses) on investments and
  foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                               1,482,164             (132)         876,773
    Foreign currency transactions                                              -                -                -
    Futures transactions                                                       -                -          (13,668)
  Net change in unrealized appreciation or depreciation on:
    Investments                                                         (461,184)               -         (586,224)
    Translation of assets and liabilities in foreign currency                  -                -                -
    Futures transactions                                                       -                -           18,215
                                                                  --------------   --------------   --------------
Net gains (losses) on investments                                      1,020,980             (132)         295,096
                                                                  --------------   --------------   --------------
Net increase (decrease) in net assets resulting from operations   $    7,965,549   $      866,272   $    5,213,291
                                                                  ==============   ==============   ==============

See accompanying notes to financial statements.

                                                                                     MATURING         MATURING
                                                                                    GOVERNMENT       GOVERNMENT
                                                                    INDEX 500        BOND 2006        BOND 2010
                                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                  --------------   --------------   --------------
Investment Income
  Interest (net of foreign withholding taxes of $19,936 for
   International Bond Portfolio)                                  $       45,709   $      132,387   $      158,575
  Dividends (net of foreign withholding taxes of $8,603 for
   Real Estate Securities Portfolio)                                   5,783,537                -                -
  Income from securities lending activities                               39,180                -              242
                                                                  --------------   --------------   --------------
     Total investment income                                           5,868,426          132,387          158,817
                                                                  --------------   --------------   --------------
Expenses (note 4):
  Investment advisory fee                                                478,329            6,136            7,700
  Rule 12b-1 fees                                                        797,214                -                -
  Administrative services fee                                             15,460           15,460           15,460
  Custodian fees                                                           7,916              632              615
  Audit and accounting services                                           93,546           37,091           36,619
  Legal fees                                                              53,248              658              620
  Printing and shareholder reports                                        42,783              521              469
  Director's fees                                                         13,416              104              129
  Insurance                                                                7,824               62               77
  S&P licensing fee                                                       25,566                -                -
  Other                                                                   19,774              771              812
                                                                  --------------   --------------   --------------
     Total expenses                                                    1,555,076           61,435           62,501
                                                                  --------------   --------------   --------------
     Investment income - net                                           4,313,350           70,952           96,316
                                                                  --------------   --------------   --------------
Realized and Unrealized gains (losses) on investments and
  foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                              (3,366,397)          44,020           23,650
    Foreign currency transactions                                              -                -                -
    Futures transactions                                                 (30,977)               -                -
  Net change in unrealized appreciation or depreciation on:
    Investments                                                       (7,723,437)        (132,217)          (3,872)
    Translation of assets and liabilities in foreign currency                  -                -                -
    Futures transactions                                                (110,959)               -                -
                                                                  --------------   --------------   --------------
Net gains (losses) on investments                                    (11,231,770)         (88,197)          19,778
                                                                  --------------   --------------   --------------
Net increase (decrease) in net assets resulting from operations   $   (6,918,420)  $      (17,245)  $      116,094
                                                                  ==============   ==============   ==============

                                                                   INTERNATIONAL     INDEX 400        REAL ESTATE
                                                                        BOND          MID-CAP         SECURITIES
                                                                     PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                  --------------   --------------   --------------
Investment Income
  Interest (net of foreign withholding taxes of $19,936 for
   International Bond Portfolio)                                  $    1,209,454   $       76,968   $       15,656
  Dividends (net of foreign withholding taxes of $8,603 for
   Real Estate Securities Portfolio)                                           -          682,534        1,875,235
  Income from securities lending activities                                3,022           10,922            3,949
                                                                  --------------   --------------   --------------
     Total investment income                                           1,212,476          770,424        1,894,840
                                                                  --------------   --------------   --------------
Expenses (note 4):
  Investment advisory fee                                                194,912           72,163          328,291
  Rule 12b-1 fees                                                         81,214          120,271          117,247
  Administrative services fee                                             15,460           15,460           15,460
  Custodian fees                                                          21,760            6,728            6,547
  Audit and accounting services                                           48,381           44,932           42,311
  Legal fees                                                               5,685            6,978            6,893
  Printing and shareholder reports                                         4,570            5,055            5,004
  Director's fees                                                          1,323            1,761            1,875
  Insurance                                                                  813              955              996
  S&P licensing fee                                                            -            5,019                -
  Other                                                                    1,754            2,401            2,535
                                                                  --------------   --------------   --------------
     Total expenses                                                      375,872          281,723          527,159
                                                                  --------------   --------------   --------------
     Investment income - net                                             836,604          488,701        1,367,681
                                                                  --------------   --------------   --------------
Realized and Unrealized gains (losses) on investments and
  foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                                 932,197          726,523        3,178,285
    Foreign currency transactions                                      1,085,165                -           (7,425)
    Futures transactions                                                       -          332,025                -
  Net change in unrealized appreciation or depreciation on:
    Investments                                                       (7,122,487)       2,341,760          901,831
    Translation of assets and liabilities in foreign currency            251,012                -              (67)
    Futures transactions                                                       -          (58,292)               -
                                                                  --------------   --------------   --------------
Net gains (losses) on investments                                     (4,854,113)       3,342,016        4,072,624
                                                                  --------------   --------------   --------------
Net increase (decrease) in net assets resulting from operations   $   (4,017,509)  $    3,830,717   $    5,440,305
                                                                  ==============   ==============   ==============

STATEMENTS OF CHANGES IN NET ASSETS

PERIOD FROM JANUARY 1, 2005 TO JUNE 30, 2005 AND YEAR ENDED DECEMBER 31, 2004 (UNAUDITED)

                                                                                              MONEY
                                                             BOND                             MARKET
                                                          PORTFOLIO                         PORTFOLIO
                                                ------------------------------    ------------------------------
                                                    2005             2004             2005             2004
                                                -------------    -------------    -------------    -------------
Operations:
   Investment income - net                      $   6,944,569    $  12,955,095    $     866,404    $     638,092
   Net realized gains (losses) on investments       1,482,164        2,122,715             (132)               -
   Net change in unrealized appreciation or
    depreciation of investments                      (461,184)        (878,406)               -                -
                                                -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets
     resulting from operations                      7,965,549       14,199,404          866,272          638,092
                                                -------------    -------------    -------------    -------------
Distributions to shareholders from:
   Investment income - net                                  -                -         (867,840)        (638,092)
   Net realized gains                                       -                -                -                -
                                                -------------    -------------    -------------    -------------
      Total distributions                                   -                -         (867,840)        (638,092)
                                                -------------    -------------    -------------    -------------
Capital share transactions (note 7):
   Proceeds from sales                             18,849,399       17,293,210       38,248,194       36,820,062
   Shares issued as a result of reinvested
    distributions                                           -                -          805,231          593,582
   Payments for redemption of shares               (5,442,525)     (13,491,104)     (30,611,359)     (48,049,479)
                                                -------------    -------------    -------------    -------------
      Increase (decrease) in net assets from
        capital share transactions                 13,406,874        3,802,106        8,442,066      (10,635,835)
                                                -------------    -------------    -------------    -------------
      Total increase (decrease) in net assets      21,372,423       18,001,510        8,440,498      (10,635,835)
                                                -------------    -------------    -------------    -------------
Net assets at beginning of year                   304,935,961      286,934,451       85,432,892       96,068,727
                                                -------------    -------------    -------------    -------------
Net assets at end of period*                    $ 326,308,384    $ 304,935,961    $  93,873,390    $  85,432,892
                                                =============    =============    =============    =============
*  including undistributed net investment
   income of                                    $   6,944,569    $           -    $           -    $       1,436

See accompanying notes to financial statements.

                                                          MORTGAGE
                                                         SECURITIES                         INDEX 500
                                                          PORTFOLIO                         PORTFOLIO
                                                ------------------------------    ------------------------------
                                                    2005             2004             2005             2004
                                                -------------    -------------    -------------    -------------
Operations:
   Investment income - net                      $   4,918,195    $  11,744,056    $   4,313,350    $   9,712,884
   Net realized gains (losses) on investments         863,105        2,217,470       (3,397,374)       1,808,446
   Net change in unrealized appreciation or
    depreciation of investments                      (568,009)      (2,924,759)      (7,834,396)      51,094,121
                                                -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets
     resulting from operations                      5,213,291       11,036,767       (6,918,420)      62,615,451
                                                -------------    -------------    -------------    -------------
Distributions to shareholders from:
   Investment income - net                                  -                -                -                -
   Net realized gains                                       -                -                -                -
                                                -------------    -------------    -------------    -------------
      Total distributions                                   -                -                -                -
                                                -------------    -------------    -------------    -------------
Capital share transactions (note 7):
   Proceeds from sales                              3,003,413        6,734,041        4,616,784       38,335,596
   Shares issued as a result of reinvested
    distributions                                           -                -                -                -
   Payments for redemption of shares              (43,542,569)     (24,286,969)     (22,910,090)     (24,156,726)
                                                -------------    -------------    -------------    -------------
      Increase (decrease) in net assets from
        capital share transactions                (40,539,156)     (17,552,928)     (18,293,306)      14,178,870
                                                -------------    -------------    -------------    -------------
      Total increase (decrease) in net assets     (35,325,865)      (6,516,161)     (25,211,726)      76,794,321
                                                -------------    -------------    -------------    -------------
Net assets at beginning of year                   235,480,942      241,997,103      663,636,297      586,841,976
                                                -------------    -------------    -------------    -------------
Net assets at end of period*                    $ 200,155,077    $ 235,480,942    $ 638,424,571    $ 663,636,297
                                                =============    =============    =============    =============
*  including undistributed net investment
   income of                                    $   4,918,195    $           -    $   4,313,350    $           -

                                                          MATURING
                                                         GOVERNMENT
                                                          BOND 2006
                                                          PORTFOLIO
                                                ------------------------------
                                                    2005             2004
                                                -------------    -------------
Operations:
   Investment income - net                      $      70,952    $     333,461
   Net realized gains (losses) on investments          44,020          319,427
   Net change in unrealized appreciation or
    depreciation of investments                      (132,217)        (625,457)
                                                -------------    -------------
    Net increase (decrease) in net assets
     resulting from operations                        (17,245)          27,431
                                                -------------    -------------
Distributions to shareholders from:
   Investment income - net                                  -                -
   Net realized gains                                       -                -
                                                -------------    -------------
      Total distributions                                   -                -
                                                -------------    -------------
Capital share transactions (note 7):
   Proceeds from sales                                 22,315           87,953
   Shares issued as a result of reinvested
    distributions                                           -                -
   Payments for redemption of shares               (1,178,186)      (4,493,991)
                                                -------------    -------------
      Increase (decrease) in net assets from
        capital share transactions                 (1,155,871)      (4,406,038)
                                                -------------    -------------
      Total increase (decrease) in net assets      (1,173,116)      (4,378,607)
                                                -------------    -------------
Net assets at beginning of year                     5,577,301        9,955,908
                                                -------------    -------------
Net assets at end of period*                    $   4,404,185    $   5,577,301
                                                =============    =============
*  including undistributed net investment
   income of                                    $      70,952    $           -

                                                          MATURING
                                                         GOVERNMENT                       INTERNATIONAL
                                                          BOND 2010                           BOND
                                                          PORTFOLIO                         PORTFOLIO
                                                ------------------------------    ------------------------------
                                                    2005             2004             2005             2004
                                                -------------    -------------    -------------    -------------
Operations:
   Investment income (loss) - net               $      96,316    $     254,699    $     836,604    $   1,394,356
   Net realized gains (losses) on investments
    and foreign currencies                             23,650          182,677        2,017,362        3,265,563
   Net change in unrealized appreciation or
    depreciation of investments                        (3,872)        (210,107)      (6,871,475)       2,129,373
                                                -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets
     resulting from operations                        116,094          227,269       (4,017,509)       6,789,292
                                                -------------    -------------    -------------    -------------
Capital share transactions (note 7):
   Proceeds from sales                                465,409          487,880        3,232,985        5,466,361
   Shares issued as a result of reinvested
    distributions                                           -                -                -                -
   Payments for redemption of shares               (1,471,311)      (1,607,581)      (2,074,348)     (13,033,612)
                                                -------------    -------------    -------------    -------------
      Increase (decrease) in net assets from
       capital share transactions                  (1,005,902)      (1,119,701)       1,158,637       (7,567,251)
                                                -------------    -------------    -------------    -------------
      Total increase (decrease) in net assets        (889,808)        (892,432)      (2,858,872)        (777,959)
                                                -------------    -------------    -------------    -------------
Net assets at beginning of year                     6,761,823        7,654,255       67,534,209       68,312,168
                                                -------------    -------------    -------------    -------------
Net assets at end of period*                    $   5,872,015    $   6,761,823    $  64,675,337    $  67,534,209
                                                =============    =============    =============    =============
*  including (distributions in excess of)
   undistributed net investment income of       $      96,316    $           -    $     863,016    $      26,412

See accompanying notes to financial statements.

                                                          INDEX 400                        REAL ESTATE
                                                           MID-CAP                          SECURITIES
                                                          PORTFOLIO                         PORTFOLIO
                                                ------------------------------    ------------------------------
                                                    2005             2004             2005             2004
                                                -------------    -------------    -------------    -------------
Operations:
   Investment income (loss) - net               $     488,701    $     414,224    $   1,367,681    $   1,520,625
   Net realized gains (losses) on investments
    and foreign currencies                          1,058,548        3,633,356        3,170,860        7,918,904
   Net change in unrealized appreciation or
    depreciation of investments                     2,283,468        7,415,724          901,764       13,136,199
                                                -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets
     resulting from operations                      3,830,717       11,463,304        5,440,305       22,575,728
                                                -------------    -------------    -------------    -------------
Capital share transactions (note 7):
   Proceeds from sales                             19,550,988       17,345,933        6,831,179       23,653,792
   Shares issued as a result of reinvested
    distributions                                           -                -                -                -
   Payments for redemption of shares               (3,289,745)      (5,400,475)      (3,430,016)     (11,483,979)
                                                -------------    -------------    -------------    -------------
      Increase (decrease) in net assets from
       capital share transactions                  16,261,243       11,945,458        3,401,163       12,169,813
                                                -------------    -------------    -------------    -------------
      Total increase (decrease) in net assets      20,091,960       23,408,762        8,841,468       34,745,541
                                                -------------    -------------    -------------    -------------
Net assets at beginning of year                    87,166,992       63,758,230       95,410,031       60,664,490
                                                -------------    -------------    -------------    -------------
Net assets at end of period*                    $ 107,258,952    $  87,166,992    $ 104,251,499    $  95,410,031
                                                =============    =============    =============    =============
*  including (distributions in excess of)
   undistributed net investment income of       $     488,701    $           -    $   1,367,681    $           -

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005
(UNAUDITED)

(1)   ORGANIZATION

      Advantus Series Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with a series of nine portfolios (each a Portfolio and collectively the Fund: Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap and Real Estate Securities.) Each Portfolio is diversified except for the International Bond Portfolio. The Fund's Prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life) separate accounts in connection with Minnesota Life variable contracts and policies.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed consistently by the Fund are as follows:

   USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

      Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. If either the Advisor or sub-Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates net asset value, it immediately notifies the Advisor's Valuation Committee, which then meets promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used. Short-term securities, with the exception of those held in Money Market, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the Money Market Portfolio will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The International Bond Portfolio also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. International Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Bond is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

   FUTURES TRANSACTIONS

      To gain exposure to or protect itself from market changes, the Fund (excluding Money Market) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expired.

   REPURCHASE AGREEMENTS

      Each Portfolio may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Portfolio acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Portfolio requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government sponsored enterprises securities or corporate, securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Portfolio may incur a loss upon disposition of the securities. Repurchase agreements are carried at fair value obtained from an independent pricing source.

   FEDERAL TAXES

      Each Portfolio's policy is to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to make the required minimum distributions prior to

December 31, in order to avoid Federal excise tax. The Fund (excluding Money Market) uses consent dividends in place of commercial distributions.

For federal income tax purposes, the following Portfolios had capital loss carryovers at December 31, 2004 which are available to offset future capital gains, if any. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

                                            CARRYOVER EXPIRING IN:
                               -------------------------------------------------
PORTFOLIO                         2009          2010         2011         2012
---------                      ----------   -----------   ----------   ---------
Money Market                            -             -            -      (1,436)
Index 500                      (6,432,817)  (13,217,394)  (1,535,500)          -

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolios.

   DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders from net investment income for Money Market are declared daily and reinvested at month-end in additional shares of capital stock. For Portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

      Delivery and payment for securities which have been purchased by the Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of June 30, 2005, the Bond and Mortgage Securities Portfolios had entered into outstanding, when-issued or forward commitments at fair value of $24,760,573 and $10,331,481, respectively. The Portfolio has segregated assets to cover such when-issued and forward commitments.

(3)   INVESTMENT SECURITY TRANSACTIONS

      The cost of purchases and proceeds from sales of investment securities, other than temporary or securities lending collateral investments in short-term securities, for the period ended June 30, 2005 were as follows:

                                        NON-U.S. GOVERNMENT                 U.S. GOVERNMENT*
                                  ------------------------------   ---------------------------------
                                     PURCHASES         SALES          PURCHASES           SALES
                                  --------------   -------------   ---------------   ---------------
Bond                              $   83,700,814   $  60,094,573   $   173,601,826   $   176,345,687
Mortgage Securities                   22,316,753      30,712,261       162,647,304       189,810,287
Index 500                             12,497,178      26,240,062                 -                 -
Maturing Government Bond 2006                  -               -           897,615         2,238,339
Maturing Government Bond 2010                  -               -                 -         1,074,917
International Bond                    75,554,610      74,309,974                 -                 -
Index 400 Mid-Cap                     19,835,061       5,168,852                 -                 -
Real Estate Securities                23,092,511      16,884,379                 -                 -

----------
*Includes U.S. government sponsored enterprise securities

(4)   EXPENSES AND RELATED PARTY TRANSACTIONS

      The Portfolios have an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Advantus Capital manages the Portfolio's investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

      Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

                                              ANNUAL FEE ON NET ASSETS
                                     -----------------------------------------
Bond                                 .40% of net assets to $1 billion; and
                                     .35% of net assets exceeding $1 billion

Money Market                         .30% of net assets to $1 billion; and
                                     .25% of net assets exceeding $1 billion

Mortgage Securities                  .40% of net assets to $1 billion; and
                                     .35% of net assets exceeding $1 billion

Index 500                            .15% of net assets to $1 billion; and
                                     .10% of net assets exceeding $1 billion

Maturing Government Bond 2006        .25% of net assets

Maturing Government Bond 2010        .25% of net assets

International Bond                   .60% of net assets to $1 billion; and
                                     .55% of net assets exceeding $1 billion

Index 400 Mid-Cap                    .15% of net assets to $1 billion;
                                     .10% of net assets exceeding $1 billion

Real Estate Securities               .70% of net assets to $1 billion; and
                                     .65% of net assets exceeding $1 billion

      Advantus Capital has a sub-advisory agreement with Julius Baer Investments Limited (the "sub-Advisor) a registered investment Advisor for International Bond, under which Advantus Capital pays the sub-Advisor an annual fee of .30% based on average daily net assets.

The Fund bears certain other operating expenses including independent directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate daily net assets of each Portfolio.

   ADMINISTRATIVE SERVICES FEE

      Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $2,600 per month.

   ACCOUNTING SERVICES

      The Fund has an agreement with State Street in which State Street provides daily fund accounting services. Under this agreement, the annual fee for each portfolio is equal to .02% of the first $2.5 billion in net assets, .015% of net assets from $2.5 billion to $5.0 billion, and .01% of net assets in excess of $5 billion.

   DISTRIBUTION FEES

      The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees at the annual rate of .25% of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which reduces a Portfolio's net assets as do other Portfolio expenses. The fees are paid to Securian Financial Services, Inc. (Securian) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolio's shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

(5)   SECURITIES LENDING

      To enhance returns, certain portfolios of the Fund loan securities to brokers in exchange for collateral. The Portfolios receive a fee from the brokers measured as a percent of the loaned securities. Upon initiation of the loan, 102% collateral for U.S. securities and 105% for foreign securities is required. If at anytime the collateral falls below 100%, brokers are required to fund back to 102% for U.S. securities and 105% for foreign securities. The market value of loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the respective Portfolio on the next business day. The risks to the portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. These risks are mitigated by indemnification clauses in the securities lending contracts with the lending agents.

      The value of securities on loan at June 30, 2005 is as follows:

                                                            MARKET VALUE OF
                                                           SECURITIES LOANED
                                                           -----------------
Bond                                                         $  32,226,331
Mortgage Securities                                             12,936,986
Index 500                                                       67,957,278
Index 400 Mid-Cap                                               19,998,120
Real Estate Securities                                           9,273,243

      Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Portfolio. Wells Fargo Fund's Management, LLC receives 25% of income on securities lending activities and covers the expenses associated with securities lending activities.

(6)   ILLIQUID SECURITIES

      Each Portfolio currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At June 30, 2005, investments in securities of Bond, Mortgage Securities, and Real Estate Securities include issues that are illiquid. The aggregate fair values of illiquid securities held by Bond, Mortgage Securities and Real Estate Securities were $13,615,123, $14,257,144 and $567,525, respectively, which represent 4.2%,
7.1%, and .5% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(7)   CAPITAL SHARE TRANSACTIONS

      Transactions in shares of Portfolios for the period ended June 30, 2005 and the year ended December 31, 2004 were as follows:

                                                      BOND                       MONEY MARKET
                                           --------------------------    --------------------------
                                               2005           2004           2005           2004
                                           -----------    -----------    -----------    -----------
Sold                                        12,977,690     12,285,579     38,248,194     36,820,062
Issued for reinvested distributions                  -              -        805,231        593,582
Redeemed                                    (3,746,352)    (9,707,723)   (30,611,359)   (48,049,479)
                                           -----------    -----------    -----------    -----------
                                             9,231,338      2,577,856      8,442,066    (10,635,835)
                                           ===========    ===========    ===========    ===========

                                               MORTGAGE SECURITIES                INDEX 500
                                           --------------------------    --------------------------
                                               2005           2004           2005           2004
                                           -----------    -----------    -----------    -----------
Sold                                         2,116,802      4,882,348      1,236,747     10,903,301
Redeemed                                   (30,739,671)   (17,800,555)    (6,128,467)    (6,760,038)
                                           -----------    -----------    -----------    -----------
                                           (28,622,869)   (12,918,207)    (4,891,720)     4,143,263
                                           ===========    ===========    ===========    ===========

                                               MATURING GOVERNMENT          MATURING GOVERNMENT
                                                    BOND 2006                    BOND 2010
                                           --------------------------    --------------------------
                                               2005           2004           2005           2004
                                           -----------    -----------    -----------    -----------
Sold                                            15,937         62,224        288,318        304,490
Redeemed                                      (842,383)    (3,188,986)      (920,145)    (1,020,343)
                                           -----------    -----------    -----------    -----------
                                              (826,446)    (3,126,762)      (631,827)      (715,853)
                                           ===========    ===========    ===========    ===========

                                               INTERNATIONAL BOND             INDEX 400 MID-CAP
                                           --------------------------    --------------------------
                                               2005           2004           2005           2004
                                           -----------    -----------    -----------    -----------
Sold                                         2,286,057      4,242,120     13,095,701     12,924,348
Redeemed                                    (1,479,427)   (10,182,668)    (2,210,183)    (3,995,094)
                                           -----------    -----------    -----------    -----------
                                               806,630     (5,940,548)    10,885,518      8,929,254
                                           ===========    ===========    ===========    ===========

                                             REAL ESTATE SECURITIES
                                           --------------------------
                                               2005           2004
                                           -----------    -----------
Sold                                         3,599,883     14,567,773
Redeemed                                    (1,816,000)    (7,849,224)
                                           -----------    -----------
                                             1,783,883      6,718,549
                                           ===========    ===========

(8)   FINANCIAL HIGHLIGHTS

BOND PORTFOLIO

                                                   PERIOD FROM
                                                    JANUARY 1,
                                                     2005 TO
                                                     JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                     2005(c)       ---------------------------------------------------------------
                                                   (UNAUDITED)        2004         2003         2002         2001         2000(b)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, beginning of period               $      1.44     $     1.37   $     1.30   $     1.18   $     1.22    $     1.18
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Income from investment operations:
   Net investment income                                   .03            .06          .06          .06          .06           .08
   Net gains on securities
     (both realized and unrealized)                        .01            .01          .01          .06          .04           .03
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total from investment operations                      04            .07          .07          .12          .10           .11
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Less distributions:
   Dividends from net investment income                      -              -            -            -         (.14)         (.07)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total distributions                                    -              -            -            -         (.14)         (.07)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                     $      1.48     $     1.44   $     1.37   $     1.30   $     1.18    $     1.22
                                                   ===========     ==========   ==========   ==========   ==========    ==========
Total return (a)                                          2.54%          4.98%        5.35%       10.50%        7.90%        10.44%
Net assets, end of period (in thousands)           $   326,308     $  304,936   $  286,934   $  276,486   $  235,318    $  187,254
Ratios to average net assets:
   Expenses                                                .74%(d)        .64%         .61%         .61%         .60%          .61%
   Net investment income                                  4.45%(d)       4.42%        4.32%        5.20%        5.96%         6.43%
Portfolio turnover rate (excluding
  short-term securities)                                  76.3%         124.2%       128.4%       140.8%       197.8%        206.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c) Effective January 1, 2005, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

MONEY MARKET PORTFOLIO

                                                   PERIOD FROM
                                                    JANUARY 1,
                                                     2005 TO
                                                     JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                     2005(c)       ---------------------------------------------------------------
                                                   (UNAUDITED)        2004         2003         2002         2001         2000(b)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, beginning of period               $      1.00     $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Income from investment operations:
   Net investment income                                   .01            .01          .01          .01          .04           .06
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total from investment operations                     .01            .01          .01          .01          .04           .06
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Less distributions:
   Dividends from net investment income                   (.01)          (.01)        (.01)        (.01)        (.04)         (.06)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                     $      1.00     $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
                                                   ===========     ==========   ==========   ==========   ==========    ==========
Total return (a)                                           .94%           .74%         .61%        1.28%        3.75%         5.96%
Net assets, end of period (in thousands)           $    93,873     $   85,433   $   96,069   $  163,703   $  140,058    $  184,098
Ratios to average net assets:
   Expenses                                                .72%(d)        .64%         .60%         .57%         .57%          .58%
   Net investment income                                  1.90%(d)        .75%         .64%        1.26%        3.73%         5.83%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c) Effective January 1, 2005, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

MORTGAGE SECURITIES PORTFOLIO

                                                   PERIOD FROM
                                                    JANUARY 1,
                                                     2005 TO
                                                     JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                     2005(c)       ---------------------------------------------------------------
                                                   (UNAUDITED)        2004         2003         2002         2001         2000(b)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, beginning of period               $      1.41     $     1.34   $     1.29   $     1.18   $     1.22    $     1.17
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Income from investment operations:
   Net investment income                                   .04            .07          .08          .08          .07           .09
   Net gains (losses) on securities
     (both realized and unrealized)                       (.01)             -         (.03)         .03          .04           .04
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total from investment operations                     .03            .07          .05          .11          .11           .13
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Less distributions:
   Dividends from net investment income                      -              -            -            -         (.15)         (.08)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total distributions                                    -              -            -            -         (.15)         (.08)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                     $      1.44     $     1.41   $     1.34   $     1.29   $     1.18    $     1.22
                                                   ===========     ==========   ==========   ==========   ==========    ==========
Total return (a)                                          2.52%          4.81%        4.15%        9.66%        9.04%        11.80%
Net assets, end of period (in thousands)           $   200,155     $  235,481   $  241,997   $  249,802   $  230,141    $  151,141
Ratios to average net assets:
   Expenses                                                .77%(d)        .65%         .62%         .62%         .61%          .62%
   Net investment income                                  4.79%(d)       4.98%        5.51%        6.41%        6.85%         7.30%
Portfolio turnover rate (excluding
  short-term securities)                                  89.2%         152.2%        83.9%        82.4%        81.9%         48.9%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c) Effective January 1, 2005, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

INDEX 500 PORTFOLIO

                                                   PERIOD FROM
                                                    JANUARY 1,
                                                     2005 TO
                                                     JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                     2005(c)       ---------------------------------------------------------------
                                                   (UNAUDITED)        2004         2003         2002         2001         2000(b)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, beginning of period               $      3.81     $     3.45   $     2.70   $     3.47   $     4.05    $     4.56
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Income from investment operations:
   Net investment income                                   .03            .06          .04          .04          .03           .03
   Net gains (losses) on securities
     (both realized and unrealized)                       (.07)           .30          .71         (.81)        (.54)         (.44)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total from investment operations                    (.04)           .36          .75         (.77)        (.51)         (.41)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Less distributions:
   Dividends from net investment income                      -              -            -            -         (.03)         (.03)
   Distributions from net realized gains                     -              -            -            -         (.04)         (.07)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total distributions                                    -              -            -            -         (.07)         (.10)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                     $      3.77     $     3.81   $     3.45   $     2.70   $     3.47    $     4.05
                                                   ===========     ==========   ==========   ==========   ==========    ==========
Total return (a)                                         (1.02)%        10.39%       28.04%      (22.37)%     (12.25)%       (9.39)%
Net assets, end of period (in thousands)           $   638,425     $  663,636   $  586,842   $  418,897   $  520,644    $  584,239
Ratios to average net assets:
   Expenses                                                .49%(d)        .45%         .45%         .43%         .42%          .44%
   Net investment income                                  1.35%(d)       1.59%        1.34%        1.23%         .93%          .73%
Portfolio turnover rate (excluding
  short-term securities)                                   2.0%           1.6%         2.8%         7.8%         6.1%         12.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c) Effective January 1, 2005, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                   PERIOD FROM
                                                    JANUARY 1,
                                                     2005 TO
                                                     JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                     2005(c)       ---------------------------------------------------------------
                                                   (UNAUDITED)        2004         2003         2002         2001         2000(b)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, beginning of period               $      1.40     $     1.40   $     1.38   $     1.22   $     1.18    $     1.09
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Income from investment operations:
   Net investment income                                   .02            .08          .06          .06          .06           .07
   Net gains (losses) on securities
     (both realized and unrealized)                       (.02)          (.08)        (.04)         .10          .04           .09
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total from investment operations                       -              -          .02          .16          .10           .16
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Less distributions:
   Dividends from net investment income                      -              -            -            -         (.06)         (.07)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total distributions                                    -              -            -            -         (.06)         (.07)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                     $      1.40     $     1.40   $     1.40   $     1.38   $     1.22    $     1.18
                                                   ===========     ==========   ==========   ==========   ==========    ==========
Total return (a)                                          (.28)%          .12%        1.95%       12.99%        8.08%        15.63%
Net assets, end of period (in thousands)           $     4,404     $    5,577   $    9,956   $   10,650   $    8,694    $    6,429
Ratios to average net assets:
   Expenses                                               2.51%(d)       1.47%        1.00%         .65%         .40%          .40%
   Net investment income                                  2.89%(d)       4.04%        3.95%        4.81%        5.39%         5.92%
   Expenses without waiver                                2.51%(d)       1.47%        1.00%        1.02%        1.16%         1.41%
   Net investment income without waiver                   2.89%(d)       4.04%        3.95%        4.44%        4.63%         4.91%
Portfolio turnover rate (excluding short-term
  securities)                                             18.1%          22.8%        12.4%         5.9%         6.4%          3.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c) Effective January 1, 2005, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                   PERIOD FROM
                                                    JANUARY 1,
                                                     2005 TO
                                                     JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                     2005(c)       ---------------------------------------------------------------
                                                   (UNAUDITED)        2004         2003         2002         2001         2000(b)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, beginning of period               $      1.60     $     1.55   $     1.51   $     1.27   $     1.35    $     1.19
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Income from investment operations:
   Net investment income                                   .03            .06          .07          .05          .07           .08
   Net gains (losses) on securities
     (both realized and unrealized)                        .01           (.01)        (.03)         .19         (.01)          .17
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total from investment operations                     .04            .05          .04          .24          .06           .25
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Less distributions:
   Dividends from net investment income                      -              -            -            -         (.14)         (.08)
   Distributions from net realized gains                     -              -            -            -            -          (.01)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total distributions                                    -              -            -            -         (.14)         (.09)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                     $      1.64     $     1.60   $     1.55   $     1.51   $     1.27    $     1.35
                                                   ===========     ==========   ==========   ==========   ==========    ==========
Total return (a)                                          2.13%          3.31%        2.75%       18.85%        4.96%        21.36%

Net assets, end of period (in thousands)           $     5,872     $    6,762   $    7,654   $    9,359   $    5,855    $    5,537
Ratios to average net assets:
   Expenses                                               2.03%(d)       1.62%        1.12%         .65%         .40%          .40%
   Net investment income                                  3.13%(d)       3.53%        3.67%        4.79%        5.49%         6.22%
   Expenses without waiver                                2.03%(d)       1.62%        1.12%        1.28%        1.42%         1.66%
   Net investment income without waiver                   3.13%(d)       3.53%        3.67%        4.16%        4.47%         4.96%
Portfolio turnover rate (excluding short-term
  securities)                                              0.0%          17.1%        10.5%        19.1%        17.3%          8.3%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c) Effective January 1, 2005, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

INTERNATIONAL BOND PORTFOLIO

                                                   PERIOD FROM
                                                    JANUARY 1,
                                                     2005 TO
                                                     JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                     2005(c)       ---------------------------------------------------------------
                                                   (UNAUDITED)        2004         2003         2002         2001         2000(b)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, beginning of period               $      1.46     $     1.31   $     1.09   $     0.92   $     0.95    $     0.94
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Income from investment operations:
   Net investment income                                   .02            .03          .03          .05          .04           .04
   Net gains (losses) on securities
     (both realized and unrealized)                       (.11)           .12          .19          .12         (.06)         (.03)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total from investment operations                    (.09)           .15          .22          .17         (.02)          .01
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Less distributions:
   Dividends from net investment income                      -              -            -            -         (.01)            -
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total distributions                                    -              -            -            -         (.01)            -
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                     $      1.37     $     1.46   $     1.31   $     1.09   $     0.92    $     0.95
                                                   ===========     ==========   ==========   ==========   ==========    ==========
Total return (a)                                         (5.79)%        11.43%       20.25%       17.94%       (1.51)%        1.42%
Net assets, end of period (in thousands)           $    64,675     $   67,534   $   68,312   $   53,683   $   39,958    $   37,177
Ratios to average net assets:
   Expenses                                               1.16%(d)       1.17%        1.09%        1.24%        1.20%         1.33%
   Net investment income                                  2.58%(d)       2.20%        2.55%        4.52%        4.50%         4.85%
Portfolio turnover rate (excluding short-term
  securities)                                            116.6%         145.2%       364.8%       304.1%       251.7%        306.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c) Effective January 1, 2005, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

INDEX 400 MID-CAP PORTFOLIO

                                                   PERIOD FROM
                                                    JANUARY 1,
                                                     2005 TO
                                                     JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                     2005(c)       ---------------------------------------------------------------
                                                   (UNAUDITED)        2004         2003         2002         2001         2000(b)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, beginning of period               $      1.50     $     1.29   $     0.96   $     1.13   $     1.22    $     1.18
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Income from investment operations:
   Net investment income                                   .01            .01          .01            -          .01           .01
   Net gains (losses) on securities
     (both realized and unrealized)                        .04            .20          .32         (.17)        (.03)          .19
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total from investment operations                     .05            .21          .33         (.17)        (.02)          .20
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Less distributions:
   Dividends from net investment income                      -              -            -            -         (.01)         (.01)
   Distributions from net realized gains                     -              -            -            -         (.04)         (.15)
   Tax return of capital                                     -              -            -            -         (.02)            -
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total distributions                                    -              -            -            -         (.07)         (.16)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                     $      1.55     $     1.50   $     1.29   $     0.96   $     1.13    $     1.22
                                                   ===========     ==========   ==========   ==========   ==========    ==========
Total return (a)                                          3.66%         15.73%       34.59%      (15.03)%      (1.07)%       16.05%
Net assets, end of period (in thousands)           $   107,259     $   87,167   $   63,758   $   41,835   $   41,069    $   35,768
Ratios to average net assets:
   Expenses                                                .58%(d)        .64%         .61%         .65%         .55%          .55%
   Net investment income                                  1.01%(d)        .56%         .62%         .42%         .82%         1.18%
   Expenses without waiver                                 .58%(d)        .64%         .61%         .65%         .67%          .80%
   Net investment income without waiver                   1.01%(d)        .56%         .62%         .42%         .70%          .93%
Portfolio turnover rate (excluding short-term
  securities)                                              5.6%          16.3%        11.0%        20.0%        29.8%         78.3%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c) Effective January 1, 2005, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

REAL ESTATE SECURITIES PORTFOLIO

                                                   PERIOD FROM
                                                    JANUARY 1,
                                                     2005 TO
                                                     JUNE 30,                         YEAR ENDED DECEMBER 31,
                                                     2005(c)       ---------------------------------------------------------------
                                                   (UNAUDITED)        2004         2003         2002         2001         2000(b)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, beginning of period               $      1.97     $     1.46   $     1.02   $     0.96   $     0.90    $     0.76
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Income from investment operations:
   Net investment income                                   .03            .03          .03          .03          .03           .04
   Net gains on securities
     (both realized and unrealized)                        .08            .48          .41          .03          .06           .15
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total from investment operations                     .11            .51          .44          .06          .09           .19
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Less distributions:
  Dividends from net investment income                       -              -            -            -         (.03)         (.04)
  Distributions from net realized gains                      -              -            -            -            -          (.01)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
      Total distributions                                    -              -            -            -         (.03)         (.05)
                                                   -----------     ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                     $      2.08     $     1.97   $     1.46   $     1.02   $     0.96    $     0.90
                                                   ===========     ==========   ==========   ==========   ==========    ==========
Total return (a)                                          5.38%         35.52%       42.21%        6.97%       10.03%        25.61%
Net assets, end of period (in thousands)           $   104,251     $   95,410   $   60,664   $   33,912   $   15,638    $    9,947
Ratios to average net assets:
   Expenses                                               1.12%(d)       1.06%        1.11%        1.00%        1.00%          .97%
   Net investment income                                  2.91%(d)       2.13%        2.78%        3.38%        4.43%         5.32%
   Expenses without waiver                                1.12%(d)       1.06%        1.11%        1.18%        1.59%         2.03%
   Net investment income without waiver                   2.91%(d)       2.13%        2.78%        3.23%        3.84%         4.26%
Portfolio turnover rate (excluding short-term
  securities)                                             17.9%          85.3%        45.4%        70.2%       160.4%        143.7%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(c) Effective January 1, 2005, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

                                                      ADVANTUS SERIES FUND, INC.
                                                           FUND EXPENSE EXAMPLES

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Fund does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Fund) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 through June 30, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses for the Portfolios. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the portfolio you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare the 5% hypothetical example of the portfolios you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                                    ACCOUNT VALUE
                                           ------------------------------
                                            BEGINNING OF
                                               PERIOD       END OF PERIOD    EXPENSES PAID    EXPENSE RATIO
                                           JANURY 1, 2005   JUNE 30, 2005   DURING PERIOD*   DURING PERIOD*
                                           --------------   -------------   --------------   --------------
BOND PORTFOLIO
Actual Return                                $  1,000.00     $  1,025.40      $    3.72          0.74%
Hypothetical return before
   expenses                                  $  1,000.00     $  1,021.12      $    3.71          0.74%
MONEY MARKET PORTFOLIO
Actual Return                                $  1,000.00     $  1,009.40      $    3.59          0.72%
Hypothetical return before
   expenses                                  $  1,000.00     $  1,021.22      $    3.61          0.72%
MORTGAGE SECURITIES PORTFOLIO
Actual Return                                $  1,000.00     $  1,025.20      $    3.87          0.77%
Hypothetical return before
   expenses                                  $  1,000.00     $  1,020.98      $    3.86          0.77%
INDEX 500 PORTFOLIO
Actual Return                                $  1,000.00     $    989.80      $    2.42          0.49%
Hypothetical return before
   expenses                                  $  1,000.00     $  1,022.36      $    2.46          0.49%
MATURING GOVERNMENT BOND
   2006 PORTFOLIO
Actual Return                                $  1,000.00     $    997.20      $   12.43          2.51%
Hypothetical return before
   expenses                                  $  1,000.00     $  1,012.35      $   12.52          2.51%
MATURING GOVERNMENT BOND
   2010 PORTFOLIO
Actual Return                                $  1,000.00     $  1,021.30      $   10.17          2.03%
Hypothetical return before
   expenses                                  $  1,000.00     $  1,014.73      $   10.14          2.03%
INTERNATIONAL BOND PORTFOLIO
Actual Return                                $  1,000.00     $    942.10      $    5.59          1.16%
Hypothetical return before
   expenses                                  $  1,000.00     $  1,019.04      $    5.81          1.16%
INDEX 400 MID-CAP PORTFOLIO
Actual Return                                $  1,000.00     $  1,036.60      $    2.93          0.58%
Hypothetical return before
   expenses                                  $  1,000.00     $  1,021.92      $    2.91          0.58%
REAL ESTATE SECURITIES PORTFOLIO
Actual Return                                $  1,000.00     $  1,053.80      $    5.70          1.12%
Hypothetical return before
   expenses                                  $  1,000.00     $  1,019.24      $    5.61          1.12%

----------
* Expenses are equal to the portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (181) divided by 365 to reflect the one-half year period.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      ADVANTUS SERIES FUND, INC.
                                 PROXY VOTING AND QUARTERLY HOLDINGS INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Advantus uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, by calling, toll free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov. The Fund will provide this document, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

PROXY VOTING RECORD

The Fund's proxy voting record for the 12 month period ended June 30 is available by calling, toll free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Fund will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVANTUS SERIES FUND, INC.
STATEMENT REGARDING BASIS FOR APPROVAL OF ADVISORY CONTRACTS

GENERAL

Advantus Capital Management, Inc. ("Advantus Capital") acts as investment adviser and manager of each Portfolio under an Investment Advisory Agreement dated May 1, 2000 (the "Advisory Agreement"). Schedule A to the Advisory Agreement (reflecting the fees paid by each Portfolio) was amended by shareholders of each affected Portfolio on December 28, 2004, and the amended Schedule A became effective on January 1, 2005. The Advisory Agreement, as amended, was most recently approved by the Board of Directors of the Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 27, 2005.

Although the directors are required to review the Advisory Agreement once a year, the directors receive a wide variety of materials and information throughout each year about the Fund's and each Portfolio's investment performance, adherence to stated investment objectives and strategies, expenses, sales and redemptions, regulatory compliance and management. The directors meet personally with each Portfolio's primary portfolio manager (and such manager's team members) at least once each year, and review and evaluate each portfolio manager's professional experience, credentials and qualifications. The directors also receive frequent updates on industry and regulatory developments and best practices.

The directors also considered and reviewed detailed comparative expense and performance information and responses to various inquiries from Advantus Capital, as more fully discussed below.

The directors also requested and evaluated other information, including a report on Advantus Capital's organization and current staffing, a report on brokerage allocation practices and related soft dollar arrangements, assurances that each Portfolio is being managed in accordance with its stated investment objectives, policies and limitations, assurances that all disclosures relating to the Fund, each Portfolio, Advantus Capital and others reflected in the Fund's registration statement and other reports are complete and accurate, and assurance that the Fund, each Portfolio and Advantus Capital are operating in full compliance with applicable laws, regulations and exemptive orders.

The directors reviewed the terms of the Advisory Agreement relating to each Portfolio and their legal duties and responsibilities as directors in connection with this annual review. In reaching their determinations relating to the continuance of the Advisory Agreement for each Portfolio, the directors met in private session with counsel, including independent legal counsel, at which no representatives of Advantus or its affiliates were present.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director may have attributed different weights to the various factors. The directors evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuation of the Advisory Agreement for each Portfolio (including their determination that Advantus should continue to be the investment adviser for each Portfolio and that the fees payable to Advantus pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors. The directors determined that the overall arrangements between each Portfolio and Advantus Capital, as provided in the Advisory Agreement for that Portfolio, are fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgement.

MANAGEMENT FEE AND OTHER EXPENSES

In preparation for the meeting on January 27, 2005, the directors requested and evaluated extensive additional materials, including a report prepared by Lipper Analytical Service, Inc. ("Lipper") containing comparisons of each Portfolio's investment management, transfer agency, custodial, non-management, Rule 12b-1 and total expenses with industry peers independently selected by Lipper as well as Lipper peer group comparisons and quintile rankings. The Lipper report indicated with respect to each Portfolio that its investment advisory fee level is less than the average advisory fee levels of the Lipper peer group (in all cited cases, within the first or second quintiles of the Lipper peers--the first quintile being the most favorable comparison, the second being the next most favorable comparison, and so forth). The Lipper report also indicated with respect to six of the nine Portfolios (the Bond, Index 400, Index 500, International Bond, Money Market and Mortgage Securities Portfolios) that total expenses were less than peer group averages (again, in the first or second peer group quintiles), that the Real Estate Securities Portfolio's total expenses were approximately equal to its peer group average, and that the total expense ratios for the Maturing Government Bond 2006 and the Maturing Government Bond 2010 Portfolios were somewhat in excess of their peer group averages, but that each such Portfolio was approximately 1/4 of the size of the average fund in the peer group (thus explaining the higher total expense ratio). Based on the foregoing information, the directors concluded that the advisory fee payable by each Portfolio to Advantus Capital under the Advisory Agreement is competitive and is fair and reasonable to the Portfolio.

The Lipper report informed directors that the Advisory Agreement for each Portfolio contains fee level breakpoints. Such breakpoints will result in a lower advisory fee and total expenses for such Portfolio as and when the assets of such Portfolio grow above the stated breakpoint level (typically, when each Portfolio's total net assets exceed $1 billion, an asset level considerably greater than each Portfolio's current asset level). The directors have observed that, among each Portfolio's peers (as documented in part by the Lipper report), there appears to be no uniformity or pattern in the existence of breakpoints or in the fees and asset levels at which breakpoints apply, and meaningful comparisons with peers are therefore difficult to draw. The directors nonetheless believe that the Portfolios' current schedules of breakpoints are consistent with the objective of expecting Advantus Capital to share any economies of scale it realizes with the Portfolios.

FEES CHARGED TO OTHER ADVISORY CLIENTS OF ADVANTUS

The directors received and evaluated information on the level of advisory fees charged by Advantus Capital for non-mutual fund institutional clients and for sub-advising certain mutual funds managed by Waddell & Reed (a mutual fund organization), and a report on ancillary, non-monetary and other benefits received by Advantus Capital and its affiliates in connection with managing the Portfolios. While the advisory fees Advantus Capital charges these other institutional clients are generally lower than the advisory fees charged to each Portfolio with a similar objective and strategies, the directors noted that many additional services are provided (and costs are incurred) by Advantus Capital in managing the Portfolios. For example, Advantus Capital provides the Fund (and each Portfolio) with office facilities, Fund officers and various administrative, compliance and other services and assumes the attendant costs and exposure to liability. Advantus Capital also coordinates the provision of services to the Fund by nonaffiliated service providers (administrators, custodians, accountants, auditors, attorneys and others) and coordinates or supports all board and committee functions, regulatory filings, and all other aspects of the Fund's operations. These services are generally not provided to non-fund clients or to fund clients to which Advantus Capital provides sub-advisory services only. The directors have observed that the nature and extent of these ancillary duties and responsibilities, and their attendant liability exposure, has increased significantly over the past couple of years (with the passage of the Sarbanes-Oxley Act of 2002, the USA PATRIOT Act, and similar legislation, and numerous related new SEC regulations). In general, the directors believe that the nature and number of services provided to the Fund and the Portfolios merit higher fees than those paid to non-fund clients and to sub-advised fund clients of Advantus Capital.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO ADVANTUS

At each quarterly meeting, the directors receive and evaluate a report on Advantus Capital's profitability in managing each Portfolio. Over the past year, the assets being managed by Advantus Capital have decreased (in large part due to the transfer in 2003 of the retail Advantus mutual funds and most of the equity-related Portfolios of the Fund to Waddell & Reed Financial), thereby causing Advantus Capital's overall revenue to decrease. While variable costs associated with Advantus Capital's management of these assets also decreased (for example, the salaries, benefits and ancillary costs of portfolio managers and staff that are no longer employed by Advantus Capital following the Waddell & Reed transaction), various fixed costs remained. Nonetheless, because the management of many of the funds transferred to Waddell & Reed was not profitable to Advantus Capital (most in fact incurred operating losses), Advantus Capital's overall profitability from managing mutual funds (including the Portfolios) increased from 2003 to 2004. Portfolio-specific profitability information revealed that Advantus Capital realized profits in managing six of the nine Portfolios, and that its management of the remaining three Portfolios resulted in losses. The directors recognized that it is difficult to make comparisons of profitability because comparative profitability information is not generally publicly available and is affected by numerous factors. Nonetheless, the directors did not view Advantus Capital's profitability on any of the six "profitable" portfolios as approaching a level that could be viewed as unreasonable or excessive.

INVESTMENT RESULTS

Supplementing the Lipper report was the quarterly board meeting report prepared by Advantus Capital, from information supplied by Lipper, comparing each Portfolio's investment performance for the most recently completed calendar quarter and one, three, five and (where applicable) ten year periods then ended with Lipper peer groups and with the broad-based, unmanaged index selected by the directors as the Portfolio's benchmark.

In evaluating each Portfolio's investment performance, the directors evaluated the degree to which each Portfolio is managed in accordance with its stated objectives. Based upon their review, the directors believe that Advantus Capital endeavors to manage each Portfolio in a manner that is consistent with its stated objective and style. The directors likewise understand that market conditions and specific investment decisions may adversely affect a Portfolio's investment performance in absolute and relative terms of short or longer periods of time, and therefore the analysis of each Portfolio's performance included an analysis over various periods of time, comparing each to its Lipper peer group and its benchmark.

The directors noted that the performance for each of the Bond Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio and International Bond Portfolio was consistently within the top one or two quartiles of its respective Lipper peer group during the one, three and five years ended December 31, 2004. The Bond Portfolio's performance over the ten years ended December 31, 2004 was in the top half of its peers, but during the one, three and five years ended December 31, 2004 was well within the top quartile. The Mortgage Securities Fund rated highly within the top quartile in all such periods, and Real Estate Securities Fund rated within the top decile of performance for the three and five year periods ended December 31, 2004, and at the 29th percentile during the most recent year.

The directors noted that the performance for each of the S&P 400 and S&P 500 Portfolios ranked most recently within the 2nd or 3rd quartiles on performance. However, the directors observed that the performance of index products was largely a function of their expenses, which in turn was in large part of function of their relative size (observing that each such Portfolio was substantially smaller than its peer group). The directors noted similar 3rd quartile performance for the Money Market Portfolio, observing the Portfolio's relatively small size. The directors also noted with respect to the Money Market Portfolio that the performance spread between the Portfolio and its peer group average ranged between only one and nine basis points over all reported performance periods.

The directors observed a recent weakening of Maturing Government Bond 2006 Portfolio's performance (90th percentile during the most recent year), but also observed that the peer group for such Portfolio is very small (and meaningful comparisons are therefore difficult at best), that the Portfolio will mature within one year (and replacement of an investment adviser would therefore be impracticable and uneconomic), and that asset levels continue to decline (thereby putting increasing pressure on total expenses and performance). The directors also observed that the quarterly performance of the Maturing Government Bond 2010 Portfolio each year ranged from the 28th to the 92nd percentile with an average performance appearing to approximate the average of its peer group (likewise, a very small and difficult to compare group).

Based upon the foregoing information, the directors concluded that Advantus Capital is producing competitive to outstanding investment results for each managed Portfolio consistent with its stated objective and policies.

ANCILLARY BENEFITS TO ADVANTUS AND ITS AFFILIATES

In completing its evaluation and review of Advantus Capital and the Advisory Agreement, the directors also considered that Advantus Capital and its affiliates benefit from certain soft-dollar arrangements. The directors noted that Advantus Capital's profitability would be somewhat lower if it did not receive these benefits and had to pay for them out of its own assets. The directors also noted that Securian Financial Services, Inc. (the Fund's distributor) receives 12b-1 fees from the Portfolios.

The directors also noted that Minnesota Life Insurance Company, an affiliate of Advantus Capital, benefits by performing certain legal, compliance and other administrative services for the Fund, in return for a reimbursement of costs it incurs in connection with its provision of such services.

The directors also noted and recognize that Advantus Capital and its affiliates derive reputational and other benefits from their association with the Portfolios and Fund.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY ADVANTUS

Under the Advisory Agreement, Advantus Capital administers the Fund's and each Portfolio's business and other affairs. In addition to its provision of investment management services for each Portfolio, Advantus Capital also provides the Fund with office space, administrative and other services (exclusive of, and in addition to, any such services provided by other services providers to the Fund and Portfolios) and executive and other personnel as are necessary for its operations. Advantus Capital pays all of the compensation of management directors, officers and employees of the Fund.

The directors considered the scope and quality of services provided by Advantus Capital under the Advisory Agreement and noted that the scope of such services has expanded over time as a result of regulatory and other developments. In 2004, in response to new SEC Rule 38a-1 and other regulatory requirements, Advantus Capital substantially upgraded its and the Fund's regulatory compliance programs and has kept the Board of Directors fully apprised of and has appeared to adhere to industry best practices.

Based on the foregoing, as well as the directors' frequent meetings with Advantus Capital's executives, managers and staff, the directors concluded that Advantus Capital has provided commendable executive and administrative management and other services during and prior to the last year.

SUB-ADVISORY AGREEMENT WITH JULIUS BAER INVESTMENTS LIMITED

In addition to the directors annual evaluation and approval of the Advisory Agreement between each Portfolio and Advantus Capital, at the board meeting held on January 27, 2005, the directors also unanimously approved the continuance of the Sub-Advisory Agreement (the "Sub-Advisory Agreement") between Advantus Capital and Julius Baer Investments Limited ("Julius Baer") relating to the International Bond Portfolio.

In addition to the directors' review and consideration of the investment performance of the International Bond Portfolio (discussed above) and of the Portfolio's total expenses, the directors also requested and evaluated other information, including a report on Julius Baer's organization and current staffing, a report on brokerage allocation practices and related soft dollar arrangements, assurances that International Bond Portfolio is being managed in accordance with its stated investment objectives, policies and limitations, assurances that all disclosures relating to Julius Baer reflected in the Fund's registration statement are complete and accurate, and assurance that Julius Baer, in its management of the Portfolio, is operating in full compliance with applicable laws, regulations and exemptive. The directors also requested and reviewed a summary of Julius Baer's code of ethics and overall compliance program. The directors requested, but did not receive, an analysis of Julius Baer's profitability in managing the Portfolio, but noted that sub-advisers such as Julius Baer do not typically disclose this proprietary information.

The directors also noted that, earlier in the year, the International Bond Portfolio's portfolio manager and certain other Julius Baer personnel had attended and made a detailed presentation on the Portfolio and Julius Baer to the board. The directors further noted again that the International Bond Portfolio had performed consistently within the top quartile of its peer group over the past one and three years, and had performed at the 27th percentile of its peer group over the past five years.

The directors reviewed the terms of the Sub-Advisory Agreement and met in private session with counsel, including independent legal counsel, at which no representatives of Advantus Capital, Julius Baer or their respective affiliates were present.

Based on the foregoing factors, the directors concluded that Julius Baer has provided the International Bond Portfolio with high quality advisory services during and prior to the last year.

                                                      ADVANTUS SERIES FUND, INC.
                                                DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, consisting of 9 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                       POSITION WITH FUND
NAME, ADDRESS(1)                       AND LENGTH OF       PRINCIPAL OCCUPATION(S)
AND AGE                                TIME SERVED         DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Dianne M. Orbison                      President since     President, Chief Investment Officer,
Age: 53                                July 25, 2002       Treasurer and Director, Advantus Capital
                                       Director since      Management, Inc.; Senior Vice President
                                       December 28,        and Treasurer, Minnesota Life Insurance
                                       2004                Company; Vice President and Treasurer,
                                                           Minnesota Mutual Companies, Inc.; Senior
                                                           Vice President and Treasurer, Securian
                                                           Financial Group, Inc.; Vice President
                                                           and Treasurer, Securian Holding Company;
                                                           President, MIMLIC Funding, Inc. (entity
                                                           holding legal title to bonds
                                                           beneficially owned by certain clients of
                                                           Advantus Capital); President and
                                                           Treasurer, MCM Funding 1997-1, Inc. and
                                                           MCM Funding 1998-1, Inc. (entities
                                                           holding legal title to mortgages
                                                           beneficially owned by certain clients of
                                                           Advantus Capital); Treasurer, Securian
                                                           Life Insurance Company

                                       POSITION WITH FUND
NAME, ADDRESS(1)                       AND LENGTH OF       PRINCIPAL OCCUPATION(S)
AND AGE                                TIME SERVED         DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Ralph D. Ebbott                        Director since      Retired, Vice President and Treasurer of
Age: 78                                October 22, 1985    Minnesota Mining and Manufacturing
                                                           Company (industrial and consumer
                                                           products) through June 1989

William C. Melton                      Director since      Founder and President of Melton
Age: 58                                April 25, 2002      Research Inc. since 1997; member of
                                                           the Advisory Board of Macroeconomic
                                                           Advisors LLC since 1998; member,
                                                           Minneapolis StarTribune Board of
                                                           Economists since 1986; member, State of
                                                           Minnesota Council of Economic Advisors
                                                           from 1988 to 1994; various senior
                                                           positions at American Express Financial
                                                           Advisors (formerly Investors Diversified
                                                           Services and, thereafter, IDS/American
                                                           Express) from 1982 through 1997,
                                                           including Chief Economist and,
                                                           thereafter, Chief International
                                                           Economist

Dorothy J. Bridges                     Director since      Chief Executive Officer and President
Age: 50                                December 28,        of Franklin National Bank of
                                       2004                Minneapolis

OTHER EXECUTIVE OFFICERS

Vicki L. Bailey                        Chief               Vice President, Investment Law, Chief
Age: 49                                Compliance          Compliance Officer and Secretary,
                                       Officer since       Advantus Capital Management, Inc.;
                                       July 2004           Second Vice President, Investment Law
                                                           and Advantus Compliance Officer,
                                                           Minnesota Life Insurance Company; Vice
                                                           President and Secretary, MCM Funding
                                                           1997-1, Inc. and MCM Funding 1998-1,
                                                           Inc. (entities holding legal title to
                                                           mortgages beneficially owned by certain
                                                           clients of Advantus Capital); Second
                                                           Vice President, Securian Financial
                                                           Group, Inc.

                                       POSITION WITH FUND
NAME, ADDRESS(1)                       AND LENGTH OF       PRINCIPAL OCCUPATION(S)
AND AGE                                TIME SERVED         DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS -- CONTINUED

Gary M. Kliest                         Vice President      Financial Vice President, Chief
Age: 45                                and Treasurer       Operations Officer, Advantus Capital
                                       since July 24,      Management, Inc.; Second Vice
                                       2003                President, Minnesota Life Insurance
                                                           Company; Vice President and
                                                           Secretary/Treasurer, MIMLIC Funding,
                                                           Inc. (entity holding legal title to
                                                           bonds beneficially owned by certain
                                                           clients of Advantus Capital);
                                                           Financial Vice President, MCM Funding
                                                           1997-1, Inc. and MCM Funding 1998-1,
                                                           Inc. (entities holding legal title to
                                                           mortgages beneficially owned by
                                                           certain clients of Advantus Capital);
                                                           Second Vice President, Securian
                                                           Financial Group, Inc.

Michael J. Radmer                      Secretary since     Partner with the law firm of Dorsey &
Dorsey & Whitney LLP                   April 16, 1998      Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 60

-----------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Minnesota Life, toll free, at (800) 995-3850.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

THIS OFFERING IS AVAILABLE THROUGH SECURIAN FINANCIAL SERVICES, INC., A REGISTERED BROKER/DEALER. SECURIAN FINANCIAL SERVICES, INC. IS THE DISTRIBUTOR OF MINNESOTA LIFE VARIABLE INSURANCE PRODUCTS.

THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT (MOA CLASSIC, MOA ACHIEVER OR MOA ADVISOR), ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE (VAL, VAL - SD, VAL HORIZON, VAL SUMMIT OR VAL SURVIVOR) PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A PORTFOLIO AND THE VARIABLE INSURANCE PRODUCT CAREFULLY BEFORE INVESTING. THE PORTFOLIO AND VARIABLE INSURANCE PRODUCT PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING.

[SECURIAN FINANCIAL SERVICES LOGO]

SECURIAN FINANCIAL SERVICES, INC.
SECURITIES DEALER, MEMBER NASD/SIPC
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098
(1.888.237.1838)

A02436-0705

ABOUT MINNESOTA LIFE

FOUNDED IN 1880, MINNESOTA LIFE INSURANCE COMPANY SERVES MILLIONS OF PEOPLE WITH A WIDE RANGE OF INSURANCE AND INVESTMENT PRODUCTS FOR INDIVIDUALS, FAMILIES AND BUSINESSES. WE PROVIDE MORE THAN $430 BILLION OF LIFE INSURANCE PROTECTION AND MANAGE MORE THAN $25 BILLION IN ASSETS. ONE OF THE MOST HIGHLY-RATED LIFE INSURERS IN AMERICA, WE WILL BE THERE WHEN OUR CLIENTS NEED US.

[MINNESOTA LIFE LOGO]

A MINNESOTA MUTUAL COMPANY

400 Robert Street North                                       PRESORTED STANDARD
St. Paul, MN  55101-2098                                       U.S. POSTAGE PAID
www.minnesotalife.com                                             ST. PAUL MN
                                                                PERMIT NO. 3547

CHANGE SERVICE REQUESTED

(C) 2001 Minnesota Life Insurance Company.
All rights reserved.

F. 34490  Rev. 8-2005

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1). During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The board of directors of the registrant has determined that Ralph D. Ebbott, a member of the board's audit committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Ebbott as the audit committee's financial expert. Mr. Ebbott is an "independent" director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Required only for annual reports on Form N-CSR.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable. Schedule I - Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a nominating committee of its board of directors, the members of which are all directors who are not "interested persons" of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("independent directors"). The nominating committee, which operates in accordance with a separate nominating committee charter approved by the board of directors, selects and recommends to the board of directors individuals for nomination as independent directors. The names of potential independent director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant's investment adviser. Each candidate is evaluated by the nominating committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent director, as well as his or her compatibility with respect to business philosophy and style. The members of the nominating committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the nominating committee determines which of the viable candidates should be presented to the board of directors for selection to become a member of the board of directors.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the nominating committee does not at present consider nominees recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

   (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

        Exhibit 99.CODE ETH attached hereto.

   (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

        Exhibit 99.CERT attached hereto.

   (3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

        Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

        Exhibit 99.906 CERT attached hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advantus Series Fund, Inc.

By (Signature and Title)   /s/ Dianne M. Orbison
                         --------------------------------
                           Dianne M. Orbison, President

Date:  September 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Dianne M. Orbison
                         --------------------------------
                           Dianne M. Orbison, President (Principal Executive Officer)

By (Signature and Title)   /s/ Gary M. Kleist
                         --------------------------------
                           Gary M. Kleist, Treasurer (Principal Financial Officer Officer)

Date:  September 5, 2005